SCHEDULE 14C INFORMATION STATEMENT

                 Information Statement Pursuant to Section 14(c)
                       of the Securities Exchange Act 1934


CHECK THE APPROPRIATE BOX:

         [ ]      Preliminary Information Statement
         [ ]      Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
         [X]      Definitive Information Statement


                                ECOS GROUP, INC.
            --------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

         [ ]      No fee required.
         [ ]      Fee computed on table below per Exchange Act Rules 14c-5(g)
                  and 0-11.

                  1) Title of each class of securities to which transaction applies: common stock, $.012 per share

                  2) Aggregate number of securities to which transaction applies: 6,875,000

                  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined). The filing fee was determined based upon the book value of the acquired company which is $17,775. In accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, the filing fee was determined by multiplying the amount calculated pursuant to the preceding sentence by 1/50 of one percent.

                  4)       Proposed maximum aggregate value of transaction:
                           $17,775

                  5)       Total fee paid: $3.55

         [X]      Fee paid previously by written preliminary materials.

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form of Schedule and the date of its filing.

                  1)       Amount Previously Paid: N/A
                  2)       Form, Schedule or Registration Statement No.: N/A
                  3)       Filing Party: N/A
                  4)       Date Filed: N/A

                                ECOS GROUP, INC.
                          14505 COMMERCE WAY, SUITE 400
                           MIAMI LAKES, FLORIDA 33106

                  ---------------------------------------------
                              INFORMATION STATEMENT
                  ---------------------------------------------

Dear Shareholder,

         ECOS Group, Inc. (which is referred to in this Information Statement as "ECOS" or the "Company") is providing this Information Statement, which is being mailed on or about September 10, 2001 to all holders of its common stock, par value $0.012 per share ("Common Stock"), as notification that on August 24, 2001 the holders of a majority of the issued and outstanding Common Stock, by means of a written consent, voted in favor the following actions:

         1. Pursuant to a Share Exchange Agreement, dated June 14, 2001, as amended, (a) to acquire all of the issued and outstanding common stock of Third Millennium Telecommunications, Inc. ("TMTI") in exchange for 6,875,000 shares of Common Stock (the "Share Exchange") and additional shares of Common Stock upon the achievement of certain performance thresholds by TMTI, and
                  (b) to transfer (i) all of the issued and outstanding capital stock of Evans Environmental and Geological Science and Management, Inc. ("EE&G"), the Company's wholly-owned subsidiary, to members of the Company's management and certain Company employees ("EE&G Management"), and (ii) all assets and liabilities of the Company to EE&G, in exchange for shares of Common Stock and the cancellation of options and warrants held by EE&G Management (the "Split Off").

         2. To effect a 1-for-20 reverse stock split on the Company's issued and outstanding Common Stock (the "Reverse Stock Split").

         3. To amend the Company's Articles of Incorporation to (i) maintain the authorized shares of the Common Stock at 75,000,000 shares on a post-reverse stock split basis, and
                  (ii) change the Company's name from ECOS Group, Inc. to Third Millennium Telecommunications, Inc.

         WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

         As a result of the Split Off and the Share Exchange, the Company will no longer be involved in its current business of providing environmental-related services. The Company's business plan will be changed to the business plan of TMTI, which is to provide telecommunication products and services. For more information on the business of plan of operations of TMTI, see "Description of TMTI Business" on page 10 of the Information Statement.

         On June 14, 2001 the Company entered into a Share Exchange Agreement pursuant to which the Company will acquire from the shareholders of TMTI all of the issued and outstanding shares of TMTI's common stock, par value $.001 per share (the "TMTI Common Stock"). In exchange for the TMTI Common Stock, the Company will issue to the shareholders of TMTI 6,875,000 post-reverse stock split shares (the "Exchange Shares") of the Company's common stock, par value

$.012 per share (the "Common Stock") and additional shares of Common Stock upon the achievement of certain performance thresholds by TMTI. Closing of this transaction is expected to occur on or about September 30, 2001, or at least 20 calendar days after the mailing of this Information Statement to the shareholders of the Company (the "Shareholders"). After giving effect to (i) the issuance of the Exchange Shares, (ii) the cancellation of shares of Common Stock and options held by EE&G Management as described in "Action One" and (iii) the Reverse Stock Split which is described in the section entitled "Action Two" on page 34 of the Information Statement, the Company will have 8,156,999 shares of Common Stock issued and outstanding, of which 6,875,000 shares will be held by the eight current shareholders of TMTI. The shares held by the TMTI shareholders will represent 84.3% of the total issued and outstanding Common Stock, and shareholders of the Company prior to the Share Exchange will hold 1,281,999 shares after the transaction, representing 15.7% of the issued and outstanding Common Stock.

         In addition to the Share Exchange, the Share Exchange Agreement also provides for the issuance by the Company of 35,000,000 shares of Common Stock (on a post-Reverse Stock Split basis) to the shareholders of TMTI upon the achievement by TMTI of certain financial performance thresholds. Under these performance earn-out provisions, TMTI, as a wholly owned subsidiary of ECOS, must achieve at least $3,000,000 in revenues and $150,000 in net income plus the then remaining unpaid balance of TMTI's contingent obligation to MCI Worldcom, each over the same trailing three-month period at any time beginning after the date of Closing and ending three years after the date of Closing. If TMTI does not achieve the financial performance thresholds within the specified three-year period, the shareholders of TMTI will not receive the additional 35,000,000 shares of Common Stock.

         In connection with the Share Exchange Agreement, Charles Evans, the Company's Chairman of the Board and Chief Executive Officer, Timothy Gipe, the Company's president and director, together with seven other managers and employees of the Company's wholly-owned subsidiary, Evans Environmental and Geological Science and Management, Inc. ("EE&G," the foregoing individuals are collectively referred to as "EE&G Management"), will acquire all the issued and outstanding shares of the capital stock of EE&G. Additionally, any assets and liabilities of the Company existing up to the date of Closing will be transferred to EE&G. In consideration for such acquisition, EE&G Management shall deliver to the Company for termination (i) 6,259,385 shares of the Common Stock (on a pre-Reverse Stock Split basis) and (ii) options held by EE&G Management to purchase 6,009,385 shares of Common Stock (on a Pre-Reverse Split basis). Additionally, EE&G will assume all of the liabilities of the Company either known or unknown incurred up to the date of Closing. A copy of the Share Exchange Agreement, as amended, is attached as Appendix A.

         The Board of Directors of the Company approved Actions One through Three listed above on August 15, 2001. Of the 31,899,360 shares of Common Stock issued and outstanding and entitled to vote by written consent on that date, shareholders owning more than 50% of the issued and outstanding Common Stock, approved the above actions by written consent taken without a meeting pursuant to Section 607.0704 of Florida Business Corporation Act.

         On or about September 5, 2001, the Company expects to be sending this Information Statement to all shareholders of record as of August 1, 2001 (the "Record Date"). Also included with the Information Statement are the Company's Form 10-KSB for the year ended March 31, 2001 and the Company's Quarterly Report on Form 10-QSB for the quarter ended June 30, 2001. The actions described herein are expected to become effective on or about September 30, 2001, or approximately 20 calendar days from the date this Information Statement is mailed to the Company's shareholders.

         The complete text describing these actions and the reasons the Company's Board of Directors and shareholders holding a majority of the Common Stock have approved their adoption are contained herein and we urge you to carefully review them.

         If a shareholder objects to the Split Off, he or she may elect to pursue his or her dissenter's rights to receive the statutorily determined "fair value" of his or her shares (which could be more or less than the current bid price on the OTC Bulletin Board), but only if the shareholder complies with the procedures specified under Florida law. The applicable statutory provisions relating to the procedures for asserting dissenters' rights under Florida law are attached to the Information Statement as Appendix E. Because the Company is not requesting the shareholders' vote to approve the Share Exchange and the Split Off, it is important that the shareholders consider whether or not to exercise dissenters' rights.

         All of the expenses involved in preparing, assembling and mailing this Information Statement will be paid by the Company. Arrangements also may be made with brokerage houses and other custodians, nominees and fiduciaries to forward information materials to the beneficial owners of the shares held of record by such persons, and the Company may reimburse such persons for reasonable out of pocket expenses incurred by them in so doing.

                                                     Sincerely,

                                                     /s/ Charles C. Evans

                                                     Charles C. Evans

                                TABLE OF CONTENTS




WARNING ABOUT FORWARD-LOOKING STATEMENTS..........................................................................1
ACTIONS APPROVED BY BOARD OF DIRECTORS AND SHAREHOLDERS...........................................................1
SUMMARY...........................................................................................................2
ACTION ONE SHARE EXCHANGE AND SPLIT OFF OF EE&G...................................................................7
   Summary........................................................................................................7
   The Parties....................................................................................................8
   Effect of the Share Exchange and Split Off.....................................................................8
   Background and Reasons for the Share Exchange..................................................................8
   Description Of TMTI Business..................................................................................10
   Financial Statements..........................................................................................16
   Unaudited Pro Forma Condensed Combined Financial Information..................................................16
   Fairness Opinion..............................................................................................17
   Security Ownership Of Certain Beneficial Owners And Management................................................24
   Changes In And Disagreements With Accountants On Accounting And Financial Disclosure..........................26
   Market For Common Equity And Related Shareholder Matters......................................................26
   Legal Proceedings.............................................................................................27
   Interests Of Certain Persons In The Share Exchange and Split Off..............................................27
   Material U.S. Federal Income Tax Consequences.................................................................28
   Dissenters' Rights............................................................................................28
   Share Exchange and Split Off..................................................................................30
ACTION TWO REVERSE STOCK SPLIT...................................................................................34
ACTION THREE AMENDMENTS TO THE ARTICLES OF INCORPORATION.........................................................36
   Authorized Shares of Common Stock.............................................................................36
   Name Change...................................................................................................36
PROPOSALS BY SHAREHOLDERS........................................................................................37
AVAILABLE INFORMATION............................................................................................37
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE..................................................................37


Appendix A -  Share Exchange Agreement
Appendix B -  Audited Financial Statements of Third Millennium Telecommunications, Inc. for the years ended
              December 31, 2000 and 1999
Appendix C -  Fairness Opinion of Capitalink, L.C.
Appendix D -  Amendments to the Company's Articles of Incorporation
Appendix E -  Dissenters' Rights Statutes Under Florida Law

                    WARNING ABOUT FORWARD-LOOKING STATEMENTS

         This Information Statement includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Shareholders can identify these forward-looking statements by the words "expects," "projects," "estimates," "believes," "anticipates," "intends," "plans," "budgets," "predicts," and similar expressions.

         The Company has based the forward-looking statements relating to its operations on its current expectations, estimates and projections about the Company and the industry in general. Forward-looking statements relating to the operations of TMTI are based on the current expectations and estimates of TMTI's management about TMTI and the industry in which it operates. The Company and TMTI have based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Accordingly, actual outcomes and results may differ materially from what the Company or TMTI has expressed or forecast in the forward-looking statements. The Company also cautions its shareholders that these statements are not guarantees of future performance and involve risks and uncertainties that the Company and TMTI cannot predict. The risks and uncertainties that may affect the operations, performance, development and results of TMTI's business include:

         o TMTI's ability to develop and implement operational and financial systems to manage rapidly growing operations;
         o competition from others in the wireless telecommunication promotions market;
         o        TMTI's limited operating history;
         o the sales and marketing of wireless telecommunications products;
         o changes in TMTI's businesses resulting from consolidation in the wireless telecommunications industry;
         o the inability of TMTI to accomplish its strategic objectives, including the expansion of its sales and marketing activities;
         o        changes in demand for wireless communications products; and
         o adverse conditions in the capital markets or in the general economy

             ACTIONS APPROVED BY BOARD OF DIRECTORS AND SHAREHOLDERS

         On August 24, 2001 the holders of a majority of the Company's outstanding Common Stock approved the following corporate actions by means of a written consent.

         1. Pursuant to a Share Exchange Agreement, dated June 14, 2001, as amended, (a) to acquire all of the issued and outstanding common stock of Third Millennium Telecommunications, Inc. ("TMTI") in exchange for 6,875,000 shares of Common Stock and additional shares of Common Stock upon the achievement of certain performance thresholds by TMTI and (b) to transfer (i) all of the issued and outstanding capital stock of Evans Environmental and Geological Science and Management, Inc. ("EE&G") to EE&G Management, and (ii) all assets and liabilities of the Company to EE&G, in exchange for shares of Common Stock and the cancellation of options and warrants held by EE&G Management.

         2. To effect a 1-for-20 reverse stock split on the Company's issued and outstanding Common Stock (the "Reverse Stock Split").

         3. To amend the Company's Articles of Incorporation to (i) maintain the authorized shares of the Common Stock at 75,000,000 shares on a post-reverse split basis and (ii) change the Company's name from ECOS Group, Inc. to Third Millennium Telecommunications, Inc.

         The Board of Directors of the Company approved the actions listed below on August 15, 2001. The complete text describing these actions and the reasons the Company's Board of Directors and shareholders of the Company holding a majority of the issued and outstanding Common Stock have proposed their adoption are contained herein.

                                     SUMMARY

         Because this is a summary, it does not contain all of the information that may be important to you as a shareholder. You should carefully read this entire Information Statement and its appendixes and other documents to which we have referred you to understand the actions that have been approved by the Shareholders and the Company's board of directors. In particular, you should review the Share Exchange Agreement attached as Appendix A. See also "Available Information" on page 37. All references to "you" or the "Shareholders" will mean the shareholders of the Company.

         PARTIES TO THE SHARE EXCHANGE AND SPLIT OFF. The following parties are involved in the Share Exchange and Split Off:

         ECOS Group, Inc. ECOS Group Inc. is a holding company that owns all of the issued and outstanding capital stock of EE&G. EE&G is a regional supplier of environmental engineering, consulting, testing, construction and electrical contracting services to both private and government clients. Within the broad scope of environmental engineering, consulting, testing and construction services, EE&G offers specialized services in three practice areas including industrial hygiene, hazardous substances, and construction and electrical services. The Company is a corporation, duly incorporated and legally existing under the laws of the State of Florida. The address of the Company is 14505 Commerce Way, Suite 400, Miami Lakes, Florida 33016 and its telephone number is
(305) 374-8300.

         EE&G Management. EE&G Management, the individuals acquiring EE&G in the Split Off, is comprised of Charles Evans, the Company's chairman of the board and chief executive officer; Timothy Gipe, the Company's president and director; and seven current managers and employees of EE&G.

         TMTI. TMTI is involved in the business of wholesale activations of cellular phones and logistics and fulfillment for internet retailers. TMTI is a value added wholesaler in the wireless markets focusing its efforts on expanding its distribution network through its dealer program in the Metropolitan New York market to include retail dealers throughout the continental United States. TMTI is a Master Agent with WorldCom and Globalstar in all the markets in which they operate. In addition, TMTI presently provides service to its network of over 300 retail dealers and affiliates in the United States. TMTI is a corporation, duly incorporated and legally existing under the laws of the State of New Jersey. The address of TMTI's registered office is 263 Old New Brunswick Road, Piscataway, New Jersey 08854 and its telephone number is (732) 465-1500.

         Shareholders of TMTI. The eight current shareholders of TMTI will be receiving the Exchange Shares. Each shareholder of TMTI is a party to the Share Exchange Agreement and has represented that he or she is an "accredited investor", as that term is defined in Regulation D promulgated under the Securities Act.

         SHARE EXCHANGE. On June 14, 2001 the Company entered into a Share Exchange Agreement pursuant to which the Company will acquire from the shareholders of TMTI, all of the issued and outstanding shares of TMTI's common stock, par value $.001 per share (the "TMTI Common Stock"). In exchange for the TMTI Common Stock, the Company will issue to the shareholders of TMTI an aggregate of 6,875,000 post-reverse stock split shares (the "Exchange Shares") of the Company's common stock, par value $.012 per share (the "Common Stock").

Closing of this transaction is expected to occur on or about September 30, 2001 or at least 20 calendar days after the mailing of this Information Statement to the shareholders of the Company (the "Shareholders"). After giving effect to (i) the issuance of the Exchange Shares, (ii) the cancellation of shares of Common Stock and options held by the Shareholders as described in this "Action One" and
(iii) the Reverse Stock Split which is described in the section entitled "Action Two" on page 34, the Company will have 8,156,999 shares of Common Stock issued and outstanding, of which 6,875,000 shares will be held by the eight current shareholders of TMTI. The shares held by the TMTI shareholders will represent 84.3% of the total issued and outstanding Common Stock, and shareholders of the Company prior to the Share Exchange will hold 1,281,999 shares after the Share Exchange and the Split Off, representing 15.7% of the issued and outstanding Common Stock.

         PERFORMANCE EARN-OUT. In addition to the Share Exchange, the Share Exchange Agreement also provides for the issuance by the Company of 35,000,000 shares of Common Stock (on a post-Reverse Stock Split basis) to the shareholders of TMTI upon the achievement of certain financial performance thresholds by TMTI. Under these performance earn-out provisions, TMTI, as a wholly owned subsidiary of ECOS, must achieve at least $3,000,000 in revenues and $150,000 in net income plus the then remaining unpaid balance of TMTI's contingent obligation to MCI Worldcom, each over the same trailing three-month period at any time beginning after the date of Closing and ending three years after the date of Closing. If TMTI does not achieve the financial performance thresholds within the specified three period, the shareholders of TMTI will not receive the additional 35,000,000 shares of Common Stock.

         SPLIT OFF. In connection with the Share Exchange Agreement, Charles Evans, the Company's Chairman of the Board and Chief Executive Officer, Timothy Gipe, the Company's president and director, together with seven other managers and employees of the Company's wholly-owned subsidiary, EE&G (the foregoing individuals are collectively referred to as "EE&G Management"), will acquire all outstanding shares of the capital stock of EE&G. Additionally, any assets and liabilities of the Company existing up to the date of Closing will be transferred to EE&G. In consideration for such acquisition, EE&G Management shall deliver to the Company for termination (i) 6,259,385 shares of the Common Stock (on a pre-Reverse Stock Split basis) and (ii) options held by EE&G Management to purchase 6,009,385 shares of Common Stock (on a Pre-Reverse Split basis). Additionally, EE&G will assume all of the liabilities of the Company either known or unknown incurred up to the date of Closing. A copy of the Share Exchange Agreement has been attached as Appendix A. The Share Exchange, the Reverse Stock Split and Split Off are collectively referred to in the Information Statement as the "Transaction."

         EFFECT OF SHARE EXCHANGE AND SPLIT OFF. Upon acquisition of the TMTI Common Stock by the Company, TMTI will be a wholly-owned subsidiary of the Company. All of the issued and outstanding common stock of EE&G will be transferred to EE&G Management and EE&G will cease to be a subsidiary of the Company.

         CHANGE IN CONTROL. If the Share Exchange and Split Off are completed, there will be changes in the security ownership, composition of the Company's Board of Directors, management and auditors of the Company and in the business operations and business strategy of the Company.

         OWNERSHIP OF THE COMPANY AFTER THE TRANSACTION. After giving effect to the Transaction, the Company will have 8,156,999 shares of Common Stock issued and outstanding, of which 6,875,000 shares will be held by the eight current shareholders of TMTI. The shares held by the TMTI shareholders will represent 84.3% of the total issued and outstanding Common Stock, and shareholders of the Company prior to the Share Exchange will hold 1,281,999 shares after the transaction, representing 15.7% of the issued and outstanding Common Stock.

         REVERSE STOCK SPLIT. The Company's Board of Directors and holders of a majority of the Common Stock have approved a 1-for-20 reverse stock split of the Company's issued and outstanding Common Stock. The Reverse Stock Split is expected to be effective upon the consummation of the transactions.

         APPROVAL OF THE SHAREHOLDERS AND THE COMPANY'S BOARD OF DIRECTORS. The Board of Directors of the Company approved Actions One through Three of this Information Statement on August 15, 2001. Of the 31,899,360 shares of Common Stock issued and outstanding and entitled to vote by written consent on that date, shareholders owning more than 50% of the issued and outstanding Common Stock, approved the above actions by written consent taken without a meeting pursuant to Section 607.0704 of Florida Business Corporation Act.

         DISSENTERS' RIGHTS IN FLORIDA. If a shareholder objects to the Split Off, he or she may elect to pursue his or her dissenter's rights to receive the statutorily determined "fair value" of his or her shares (which could be more or less than the current bid price on the OTC Bulletin Board), but only if the Shareholder complies with the procedures specified under Florida law. The applicable statutory provisions relating to the procedures for asserting dissenters' rights under Florida law are attached to the Information Statement as Appendix E. Because the Company is not requesting the Shareholders' vote to approve the Share Exchange and the Split Off, it is important that the Shareholders consider whether or not to exercise dissenters' rights.

         RECOMMENDATION OF THE COMPANY'S BOARD OF DIRECTORS. Prior to receipt of Shareholder approval, the Company's Board of Directors had determined that the Share Exchange and Split Off were fair to the Shareholders and had declared that the Share Exchange Agreement, the Share Exchange and the Split Off were advisable and in the best interests of the Company and the Shareholders.

         FAIRNESS OPINION. Capitalink, L.C., an investment banking firm based in Coral Gables, Florida, was retained by the Company's Board of Directors to deliver a fairness opinion. Capitalink delivered its written opinion dated August 15, 2001, to the effect that, as of that date, the consideration to be received by the Shareholders in the Share Exchange is fair, from a financial point of view, to the Shareholders. A copy of the fairness opinion is attached as Appendix C.

         INTERESTS OF CERTAIN PERSONS IN THE SHARE EXCHANGE AND SPLIT OFF. Some of the Company's executive officers and certain members of the Company's board of directors have various interests in the Share Exchange and Split Off described above that are in addition to, or different from, the interests of the Shareholders generally and create potential conflicts of interest. Certain executive officers and members of the board of directors of the Company will be receiving a controlling interest in EE&G pursuant to the transaction contemplated by Action One. Charles Evans, the Chief Executive Officer of the Company will beneficially own 40% of EE&G after Closing. Mr. Evans will also continue to beneficially own 1.04% of the Company after Closing. Timothy Gipe, the president and director of the Company, will beneficially own 38.75% of EE&G after Closing. Mr. Gipe will also continue to beneficially own 0.85% of the Company after Closing.

         APPOINTMENT OF NEW OFFICERS AND DIRECTORS. The Share Exchange Agreement provides, in part, that effective as of the Closing of the transactions contemplated thereby, Michael Galkin and Robert Menaker, the President and Vice President of TMTI, respectively, will be appointed as directors of the Company. Immediately upon the above appointments, the following persons will resign as officers and directors of the Company: Wendell R. Anderson, Luis De La Cruz, Leon S. Eplan, Charles C. Evans, Timothy R. Gipe, Joseph F. Startari and Ana Caminas. Mr. Galkin and Mr. Menaker shall serve as directors of the Company for a term of one year, expiring at the 2002 Annual Meeting of Shareholders, or until their successors are elected and qualified or until the earlier of death, resignation, removal or disqualification. They will have the authority to appoint new officers of the Company.

         MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES. Neither the Share Exchange nor the Split Off will have U.S. federal income tax consequences for the Shareholders individually, except for those members of EE&G Management receiving shares of EE&G. With respect to the Company, the acquisition of the TMTI Common Stock is expected to be a tax-free transaction and is expected to be accounted for as a reverse acquisition using the purchase method of accounting. The sale of EE&G and the transfer of all assets and liabilities of the Company to EE&G is expected to be a taxable transaction to the Company. However, any taxable gain on the transaction incurred by the Company is expected to be offset through utilization of the Company's net operating loss carryforward. Any net operating loss carryforwards of the Company which arose prior to the Share Exchange and which remain thereafter will become subject to restrictions under the tax law relating to changes in control. These restrictions will have the effect of making almost all of the remaining net operating loss carryforwards unusable in the future.

         FEES AND EXPENSES OF THE SHARE EXCHANGE AND SPLIT OFF. Each of the parties to the Share Exchange Agreement has agreed to pay its respective share of the fees and expenses related to the Share Exchange Agreement and the consummation of the Share Exchange and Split Off.

         REGULATORY APPROVALS. Except for approvals required under the federal securities laws and the State of New Jersey, the parties were not required to receive any regulatory approvals in connection with the Share Exchange and the Split Off.

         REGISTRATION OF COMMON STOCK RECEIVED BY TMTI SHAREHOLDERS. TMTI shareholders have agreed that they will not, or cause the Company to, file a registration statement with the SEC for the resale of Exchange Shares at any time prior to the one year anniversary of the Share Exchange Agreement, except as provided in the next sentence. If at any time ninety or more calendar days after Closing the Company proposes to register any of the Common Stock under the Securities Act, in connection with any transaction raising capital for the Company, the Company shall at such time promptly give TMTI shareholders written notice of such registration. If within twenty days after delivery of such notice, the Company receives a written request from the TMTI shareholders to register any of the Exchange Shares, the Company shall cause to be registered for resale under the Securities Act up to ten percent of the Exchange Shares in such amounts and for such persons as the Sellers instruct.

         TERMINATION OF THE SHARE EXCHANGE AGREEMENT. The Share Exchange Agreement may be terminated at any time prior to the effective time of the Share Exchange by mutual agreement of the parties. Additionally, any party may terminate the Share Exchange Agreement if any legal proceeding shall have been instituted or shall be immediately threatening to delay, restrain or prevent the consummation of the Share Exchange Agreement or the Split Off or a material breach of any covenant, representation or warranty in the Share Exchange Agreement shall have occurred.

         APPOINTMENT OF NEW OFFICERS AND DIRECTORS. The Share Exchange Agreement provides, in part, that, effective as of the Closing of the transactions contemplated thereby, Michael Galkin and Robert Menaker, the President and Vice President, respectively, of TMTI, will be appointed as directors of the Company. Immediately upon the above appointments, the following persons will resign as officers and directors of the Company: Wendell R. Anderson, Luis De La Cruz, Leon S. Eplan, Charles C. Evans, Timothy R. Gipe, Joseph F. Startari and Ana Caminas. Mr. Galkin and Mr. Menaker shall serve as directors of the Company for a term of one year, expiring at the 2002 Annual Meeting of Shareholders, or until their successors are elected and qualified or until the earlier of death, resignation, removal or disqualification. Any vacancies on the board of directors after Closing will be filled by the board. Currently, none of the Company's officers or directors have any employment agreement with the Company, nor are any such agreements currently contemplated.

         AMENDMENTS TO THE COMPANY'S ARTICLES OF INCORPORATION. The following amendments to the Company's Articles of Incorporation have been approved by a majority of the Shareholders and the Company's board of directors and Shareholders holding more than 50% of the issued and outstanding Common Stock:

         Authorized Shares of Common Stock. After the Reverse Stock Split, the Company's Articles of Incorporation will continue to authorize a total of seventy-five million (75,000,000) shares of Common Stock for issuance. As of the Record Date, the Company had a total of 31,899,360 (pre-Reverse Stock Split) shares of Common Stock issued and outstanding. After consummation of the Transaction, the Company will have a total of 8,156,999 (post-Reverse Stock Split) shares of Common Stock issued and outstanding.

         Name Change. The Company will change its corporate name to Third Millennium Telecommunications, Inc. This name will more suitably reflect the Company's future plan of operations to provide telecommunications services. On the date of the Closing, Articles of Amendment will be filed with the State of Florida to effect this name change.

         EFFECTIVE TIME OF THE TRANSACTION. If the conditions to the Share Exchange and Split Off are satisfied (or waived to the extent permitted), the Share Exchange will be consummated and become effective at the time a duly executed Certificate of Share Exchange is filed with the Secretary of State of the State of New Jersey, or at such later time as otherwise agreed by the parties and as specified in the Certificate of Share Exchange. The parties expect to complete the Share Exchange and Split Off on or before September 30, 2001.

                                   ACTION ONE
                      SHARE EXCHANGE AND SPLIT OFF OF EE&G

SUMMARY OF ACTION ONE

         On June 14, 2001 the Company entered into a Share Exchange Agreement pursuant to which the Company will acquire from the shareholders of TMTI, all of the issued and outstanding shares of the TMTI Common Stock. In exchange for the TMTI Common Stock, the Company will issue to the shareholders of TMTI an aggregate of 6,875,000 post-reverse stock split shares (the "Exchange Shares") of the Company's Common Stock. The Common Stock will be issued to the eight shareholders of TMTI pursuant an exemption from federal securities law registration requirements set forth in Section 4(2) of the Securities Act. Closing of this transaction is expected to occur on or about September 30, 2001 or at least 20 calendar days after the mailing of this Information Statement to the Shareholders. After giving effect to the Transaction, the Company will have 8,156,999 shares of Common Stock issued and outstanding, of which 6,875,000 shares will be held by the eight current shareholders of TMTI. The shares held by the TMTI shareholders will represent 84.3% of the total issued and outstanding Common Stock, and shareholders of the Company prior to the Share Exchange will hold 1,281,999 shares after the transaction, representing 15.7% of the issued and outstanding Common Stock.

         In addition to the Share Exchange, the Share Exchange Agreement also provides for the issuance by the Company of 35,000,000 shares of Common Stock (on a post-Reverse Stock Split basis) to the shareholders of TMTI upon the achievement of certain financial performance thresholds by TMTI. Under these performance earn-out provisions, TMTI, as a wholly owned subsidiary of ECOS, must achieve at least $3,000,000 in revenues and $150,000 in net income plus the then remaining unpaid balance of TMTI's contingent obligation to MCI Worldcom, each over the same trailing three-month period at any time beginning after the date of Closing and ending three years after the date of Closing. If TMTI does not achieve the financial performance thresholds within the specified three-year period, the shareholders of TMTI will not receive the additional 35,000,000 shares of Common Stock.

         In connection with the Share Exchange Agreement, Charles Evans, the Company's Chairman of the Board and Chief Executive Officer, Timothy Gipe, the Company's president and director, together with seven other managers and employees of the Company's wholly-owned subsidiary, EE&G, will acquire all outstanding shares of the capital stock of EE&G. Additionally, any assets and liabilities of the Company existing up to the date of Closing will be transferred to EE&G. In consideration for such acquisition, EE&G Management shall deliver to the Company for termination (i) 6,259,385 shares of the Common Stock (on a pre-Reverse Stock Split basis) and (ii) options held by EE&G Management to purchase 6,009,385 shares of Common Stock (on a Pre-Reverse Split basis). Additionally, EE&G will assume all of the liabilities of the Company either known or unknown incurred up to the date of Closing.

         As a result of the Split Off and Share Exchange, the Company will no longer be involved in its current business of providing environmental-related services. The Company's business plan would be changed to the business plan of TMTI, which is to provide telecommunication products and services. For more information on the business of plan of operations of TMTI, see "Description of TMTI Business" on page 10.

         The acquisition of the TMTI Common Stock is expected to be a tax-free transaction and is expected to be accounted for as a reverse acquisition using the purchase method of accounting. The sale of EE&G and the transfer of all assets and liabilities of the Company to EE&G is expected to be a taxable transaction to the Company. However, any taxable gain on the transaction incurred by the Company is expected to be offset through utilization of the Company's net operating loss carryforward.

         The Company's board of directors have approved this transaction and believe that the acquisition of TMTI will provide the Shareholders with greater potential for appreciation in shareholder value than could be achieved with the Company's current operations in the environmental industry, even after accounting for the dilutive effect of the issuance of additional Common Stock in connection with the transaction. The Share Exchange Agreement was subsequently approved by holders of a majority of the Common Stock.

THE PARTIES

         ECOS Group Inc. is a holding company that owns all of the issued and outstanding capital stock of EE&G. EE&G is a regional supplier of environmental engineering, consulting, testing, construction and electrical contracting services to both private and government clients. Within the broad scope of environmental engineering, consulting, testing and construction services, EE&G offers specialized services in three practice areas including industrial hygiene, hazardous substances, and construction and electrical services. The Company is a corporation, duly incorporated and legally existing under the laws of the State of Florida. The address of the Company is 14505 Commerce Way, Suite 400, Miami Lakes, Florida 33016 and its telephone number is (305) 374-8300.

         EE&G Management, the individuals acquiring EE&G in the Split Off, is comprised of Charles Evans, the Company's Chairman of the Board and Chief Executive Officer; Timothy Gipe, the Company's president and director; and seven current managers and employees of EE&G.

         TMTI is involved in the business of wholesale activations of cellular phones and logistics and fulfillment for internet retailers. TMTI is a value added wholesaler in the wireless markets focusing its efforts on expanding its distribution network through its dealer program in the Metropolitan New York market to include retail dealers throughout the continental United States. TMTI is a Master Agent with WorldCom and Globalstar in all the markets in which they operate. In addition, TMTI presently provides service to its network of over 300 retail dealers and affiliates in the United States. TMTI is a corporation, duly incorporated and legally existing under the laws of the State of New Jersey. The address of TMTI's office is 263 Old New Brunswick Road, Piscataway, New Jersey 08854 and its telephone number is (732) 465-1500.

         The eight current shareholders of TMTI will be receiving the Exchange Shares. Each shareholder of TMTI is a party to the Share Exchange Agreement and has represented that he or she is an accredited investor.

EFFECT OF THE SHARE EXCHANGE AND SPLIT OFF

         Upon acquisition of the TMTI Common Stock by the Company, TMTI will be a wholly-owned subsidiary of the Company. All of the issued and outstanding common stock of EE&G will be transferred to EE&G Management and EE&G will cease to be a subsidiary of the Company.

BACKGROUND AND REASONS FOR THE SHARE EXCHANGE

         As indicated in previous SEC filings made by the Company, the Company envisions limited opportunity for significant growth within Florida in its asbestos remediation practice area. An aggressive state enforcement program in the early 1990s, combined with the limited use of asbestos products in Florida construction resulting from the mild climate and youth of many of the buildings has had a negative impact on this market. The asbestos remediation market in Florida, EE&G's main service area, steadily declined as this limited market continues to be depleted with each completed project. This general decline was aggravated by the loss of a few significant clients in this practice in fiscal year 2000. The Company does not expect significant growth in this area and has pursued other service lines to replace the lost asbestos remediation revenues.

         As planned for fiscal year 2001, the Company turned its focus to the construction/demolition/electrical practice areas. However, the Company's performance for this area has not met its expectations. Moreover, after review of the market, management does not believe the Company has the resources to aggressively pursue and compete for projects that could enhance shareholder value over the long term.

         The development of the construction/demolition/electrical practice has, over the last year, proven to be a cash intensive effort. This type of work typically requires outlay of significant quantities of cash at the outset of projects that may not be recouped until collection on the final invoice for that project some time later. The rapid expansion of the construction/demolition/electrical practice has significantly impacted the overall cash flow of the Company's operations. To date, the Company has successfully managed this cash flow difficulty without external sources of additional cash, such as a bank line of credit. The Company, however, believes this practice will become exceedingly difficult into the future, especially after accounting for costs of compliance and regulation as a publicly held company.

         Recognizing the limited opportunity for growth and enhanced shareholder value afforded by the Company's various environmentally-related business, the Company's management began, approximately two years ago, to look for other businesses to acquire. Management was seeking to acquire a business or businesses which presented greater opportunities for growth and increased shareholder value.

         Prior to beginning negotiations to acquire TMTI, the Company reviewed several acquisition candidates. Discussions with all of such candidates were terminated prior to reaching any agreements in principle due, in some cases, to the unsuitability of the candidate or, in other cases, due to the candidate's reluctance to be acquired by the Company.

         In April, 2001, the Company was introduced to TMTI by a representative of TMTI who had learned of the Company's interest in acquiring a growth-oriented business. After visiting TMTI's premises and reviewing its operations, management of the Company made an initial determination that the acquisition of TMTI would be in the best interests of the Shareholders. Although management of TMTI was interested in causing TMTI to be acquired, they were not comfortable with various risk factors and contingent liabilities associated with the Company's environmental business, including but not limited to the ongoing litigation involving the Company's environmental business. Accordingly, as negotiations progressed, the transaction was structured as an acquisition of TMTI by means of a share exchange, and the simultaneous split-off of the Company's operating subsidiary, EE&G, so that the Company would not be burdened with the liabilities and risks of the environmental business on a going-forward basis.

         In contrast to the asbestos remediation and construction/ demolition/electric practice heretofore engaged in the Company, the segment of the telecommunication industry in which TMTI operates has experienced a three-year compounded growth rate in excess of 30%. TMTI has experienced growth in its revenues from approximately $400,000 in 1997 to over $7,000,000 for the calendar year 2000. While such growth cannot be expected to continue at this rate, management of TMTI believes that it can achieve growth in revenues that substantially surpasses any projections of the Company based on its environmental practice area.

DESCRIPTION OF TMTI BUSINESS

         As result of the acquisition of TMTI, the Company's operations will be shifted to a focus on telecommunications related services. TMTI is a Master Agent for MCI Worldcom Wireless Services ("Worldcom") and Globalstar USA ("Globalstar"), leaders in the sale and marketing of wireless telecommunication products. Since its inception, approximately three years ago, TMTI has experienced continued sales growth because of an ever-increasing network of retailers and other sales partnerships. More than 250 retailers across the country have helped make TMTI the second largest distributor of MCI Worldcom Wireless activations. TMTI has increased sales and distribution through e-commerce retailers, alliance partners, and direct sales to consumers. Sales have grown from $400,000 in 1997 to more than $7 million in calendar year 2000. An aggressive and experienced management team has guided TMTI to its current prime position for expansion.

         With its strategic partners, Globalstar USA and MCI Worldcom Wireless, TMTI is striving to build a national distribution network for the sale of wireless telecommunication services and products. Management plans to increase its distributors in all geographical areas serviced by MCI Worldcom Wireless and Globalstar USA, to increase its methods of distribution and sale, and to seek product lines synergistic to wireless telecommunications that can be sold through the Company's expanded sales network. The success of these plans will determine TMTI's future growth and future profits for its shareholders.

         HISTORY. On February 10, 1996, Michael Galkin incorporated TMTI in New Jersey. After concluding other business and personal obligations, Mr. Galkin began TMTI operations in the later part of 1997. TMTI has received a total of $35,000 in direct investments from shareholders. TMTI management has consistently satisfied its financial obligations and remains debt free. In just a few years, without a major capital infusion, TMTI has seen annual sales grow to more than $7 million in calendar year 2000.

         OPERATIONS. TMTI is involved in the business of wholesale activations of cellular phones and logistics and fulfillment for internet retailers. TMTI is a value added wholesaler in the wireless markets focusing its efforts on expanding its distribution network through its dealer program in the Metropolitan New York market to include retail dealers throughout the continental United States. TMTI has also formed marketing relationships with internet retailers. TMTI is a Master Agent with WorldCom and Globalstar in all the markets in which they operate. In addition, TMTI presently provides service to its network of over 300 retail dealers and affiliates in the United States.

         MATERIAL CONTRACTS - WORLDCOM AND GLOBALSTAR. TMTI entered into a non-exclusive Representation Agreement (the "WorldCom Agreement") with WorldCom during December 1999. This WorldCom Agreement appoints TMTI to act as WorldCom's authorized representative to obtain orders for cellular services throughout the continental 48 states of the United States and the District of Columbia from prospects that are not receiving those services from WorldCom or its affiliates. The initial term of the WorldCom Agreement is for a period of three years commencing on the effective date, which is December 20, 1999. Thereafter, the WorldCom Agreement will continue on a month-to-month basis until it is terminated by either party giving at least thirty days written notice to the other party. At any time during the initial term of the WorldCom Agreement, either TMTI or WorldCom may terminate the WorldCom Agreement upon ninety days written notice to the other party.

         WorldCom may immediately terminate the WorldCom Agreement and be relieved of any obligation to pay commissions in the event of TMTI's: (i) insolvency, bankruptcy, receivership, dissolution or assignments for benefit of creditors; (ii) assignment of the WorldCom Agreement to another entity or person; (iii) breach of any provision of the WorldCom Agreement that TMTI fails to cure within five business days after written notice; (iv) misrepresentation by TMTI more than three times in six months; (v) contact of a prospect or customer of WorldCom; (vi) soliciting or enticing an employee of WorldCom; or
(vii) submitting orders secured or solicited by an unauthorized agent of TMTI.

         TMTI is required to obtain a completed and signed customer contract and a valid identification with matching signature for each activation. If a customer commits subscription fraud, TMTI could be held responsible for all fraudulent charges unless TMTI can produce appropriate documentation.

         WorldCom will pay TMTI commissions in accordance with the terms of the WorldCom Agreement for eligible sales from orders submitted by TMTI in accordance with the terms and conditions of the WorldCom Agreement and accepted by WorldCom. TMTI may not assign the WorldCom Agreement without WorldCom's prior written approval. In the event of a change in the control of TMTI, the WorldCom Agreement will terminate without further liability on behalf of WorldCom. Consummation of the Transaction will not effect a change in control of TMTI because the current shareholders of TMTI will, after consummation of the Transaction, have effective control of the Company. Thus, there would be no basis for termination of the Worldcom Agreement.

         TMTI entered into a non-exclusive Authorized Sales Agent Agreement (the "Globalstar Agreement") with Globalstar during November 2000. This Globalstar Agreement appoints TMTI to act as a nonexclusive authorized sales agent to solicit subscribers of voice transmission of data and value added services using the Globalstar System. TMTI's service territory includes the continental United States, but excludes certain reserved accounts. The initial term of the Globalstar Agreement is three years commencing on the effective date, which is November 7, 2000. The Globalstar Agreement shall automatically terminate upon expiration of the initial term unless extended by written agreement. At any time during the initial term of the Globalstar Agreement, either TMTI or Globalstar may terminate the Globalstar Agreement upon ninety days written notice to the other party.

         TMTI is required under the Globalstar Agreement to perform in a certain manner or Globalstar may terminate the Globalstar Agreement effective upon ten days written notice if any one of the following occurs: (i) failure to maintain required government licenses and permits; (ii) failure to comply with federal, state or local laws or regulations; (iii) failure to pay sums when due; (iv) failure to meet sales quotas for any two consecutive quarters; (v) excessive customer complaints; (vi) insolvency, bankruptcy, receivership, dissolution or assignments for benefit of creditors; (vii) assignment of the Globalstar Agreement contrary to the provision of the Globalstar Agreement; (viii) unlawful, fraudulent or deceptive acts or practices or criminal misconduct by TMTI or its employees; (ix) TMTI or any shareholder, director or senior officer is convicted of or pleads no contest to any felony involving moral turpitude; or
(x) a court or any federal or state governmental agency discontinues or modifies the licenses relied upon by Globalstar in offering service in all or part of the territory.

         CONTRACTUAL DISPUTES. During 2001, TMTI became aware of a contractual dispute asserted by WorldCom. WorldCom has asserted that customers, allegedly originated during February 2001 by one of TMTI's dealers, have failed to pay for services rendered and that these customers may have fraudulently opened their accounts. TMTI believes that none of these accounts were opened through them. Instead such accounts were opened directly with WorldCom.

         Under the WorldCom Agreement TMTI is required to obtain a completed and signed customer contract and a valid identification with matching signature for each activation. If a customer commits subscription fraud, TMTI could be held responsible for all fraudulent charges unless TMTI can produce appropriate documentation.

         Presently, TMTI and WorldCom continue to discuss the resolution of this contractual dispute. Management of TMTI believes that, while it is not possible to predict with certainty the ultimate outcome or resolution of this dispute, the cost of resolving this matter may range up to $700,000. No amount related to this contingent liability has been recognized in TMTI's financial statements.

The Share Exchange Agreement provides that, in addition to achieving specified revenue and income performance thresholds, TMTI's contingent obligation to Worldcom must be satisfied prior to the issuance to the TMTI shareholders of an additional 35,000,000 shares of Common Stock.

         CURRENT ACTIVITIES. Management at TMTI is currently moving forward with the enhancement of new vendor relations and marketing affiliations. While TMTI's principal strategic partners are MCI Worldcom and Globalstar USA, additional relationships have been established with other wireless providers such as Voice Stream and Verizon. In the past six months, TMTI has been expanding its distribution through retail dealers from the New York City market to include retail dealers throughout the continental United States. Newly formed marketing relationships with internet retailers have generated an increased demand for wireless telephone activations. The Company has negotiated a $300,000 line of credit with one of its vendors. These developments, along with the expansion of direct sales and sales through alliance partners should impact growth in sales in the fiscal year 2001. Furthermore, management is exploring new alliances, which could provide the company with additional product, market, and capital.

         FUTURE PLANS. TMTI's management has established an aggressive growth plan for TMTI. Current actions and future plans are designed to make TMTI a major competitor in the sale of wireless telecommunication services in the United States. These plans include:

         o Establish wholesale markets in all United States geographic markets where MCI Worldcom Wireless and Globalstar USA telecommunications are permitted to be sold.

         o Establish wholesale markets for other Wireless Carriers represented by TMTI in all United States geographic markets where MCI Worldcom Wireless or Globalstar is not sold.

         o Increase direct marketing of wireless services through advertisements and telemarketing.

         o Increase sales of wireless activations through e-commerce and an expanded presence on the Internet.

         o        Develop additional sales through new alliance partners.

         o Acquire companies whose products or services are synergistic with those of TMTI.

TMTI MANAGEMENT'S DISCUSSION AND ANALYSIS OF TMTI'S FINANCIAL CONDITION AND RESULTS OF OPERATIONS.

         Fiscal year ended December 31, 2000 compared to fiscal year ended December 31, 1999

         Revenues. Total revenues for the year ended December 31, 2000 were $7,051,972, an increase of $207,271, or 3.0%, as compared to total revenues of $6,844,701 for the year ended December 31, 1999. TMTI's management believes this increase is the result of increased sales and marketing during the year ended December 31, 2000.

         Cost of Goods Sold. Cost of goods sold for the year ended December 31, 2000 was $2.69 million, approximately the same as costs of goods sold in the year ended December 31, 1999.

         Selling, General and Administrative. Selling, general and administrative expenses for the year ended December 31, 2000 were $4,429,673, an increase of $341,369, or 8.3% as compared to $4,088,304 for the year ended December 31, 1999. This increase comes as a result of expanded marketing and sales initiatives.

         Operating Loss. For the year ended December 31, 2000, we recognized an operating loss of $71,889, as compared to operating income of $64,951 for the same period for the year ended December 31, 1999. This operating loss is attributable to our increased sales and marketing expenses.

         Interest Income. For the year ended December 31, 2000, interest income was $3,138, as compared to no interest income or expense for the same period for the year ended December 31, 1999.

         Income Tax Provision. For the year ended December 31, 2000, we incurred a provision for income taxes of $340. For the same period for the year ended December 31, 2000, we had an income tax provision of $325.

         Net Loss. We recognized a net loss of $76,875 for the year ended December 31, 2000, as compared to a net gain of $64,626 for the same period for the year ended December 31, 1999. The net loss in the year ended December 31, 2000 was primarily related to our increased sales and marketing expenses.

         Liquidity and Capital Resources. We have funded our working capital requirements, capital expenditures and acquisitions to date through a combination of internally generated funds, operating financing arrangements and private equity contributions. We intend to continue to finance these expenditures through internally generated funds, and, to the extent available, additional equity contributions. As of December 31, 2000, we had retained earnings of $7,575 and cash and cash equivalents of $9,078.

         For the year ended December 31, 2000, net cash provided by operating activities was $60,898. Net cash used for operating activities was $67,350 for the year ended December 31, 1999.

         For the year ended December 31, 2000, net cash used in investing and financing activities for capital expenditures was $53,823 as compared to $9,191 for the same period for the year ended December 31, 1999.

         REVENUES. TMTI generates revenues from the sale of wireless telephones and equipment, sale of new activated wireless contracts, and from residuals from existing contracts. The sale of new activated wireless contracts is the core of TMTI's business. Sales of new wireless contracts are derived through a multifaceted distribution and marketing network of retailers, direct marketing, alliance partners and e-commerce. TMTI's sales are primarily through dealers or by TMTI under the WorldCom Agreement. Accounts receivable are primarily due from WorldCom. For the years ended December 31, 2000 and 1999, sales from the WorldCom Agreement were approximately 91% of total sales for each year. At December 31, 2000 and 1999, accounts receivable due under the WorldCom Agreement were the majority of total accounts receivable outstanding. For the years ended December 31, 2000 and 1999, one dealer accounted for approximately 22% and 15% of revenues, respectively. Although, the majority of purchases of cell phones and related telecommunications equipment are from WorldCom, TMTI does believe it could obtain cellular equipment from other vendors.

         PROPERTIES. TMTI leases office space under an operating lease. The lease is on a month-to-month basis. Rent expense, including base rent and additional charges, for the years ended December 31, 2000 and 1999 was $12,551 and $10,600, respectively.

         COMPETITION. The wireless telecommunications industry is highly competitive at the Master Agent level. The number of merchants at all levels and the methods of promoting wireless telecommunication services are immense. The management team continues to deal with competition by aggressively building an effective sales and marketing organization through all available methods.

         RELATED PARTY TRANSACTIONS. During the years ended December 31, 2000 and 1999, Michael Galkin, a shareholder of TMTI, advanced TMTI funds as a non-interest bearing loan and received repayments on such advances. These advances do not have any fixed repayment terms and have been classified as long-term debt. The balance of such receivable is $33,684 at December 31, 2000 and arises because the shareholder was reimbursed more monies than he advanced. The loan balance due the shareholder at December 31, 1999 was $8,985.

         Michael Galkin has a non-exclusive agent agreement with a telecommunications dealer, through a company wholly owned by such shareholder. The activity generated under this agreement is passed through to TMTI after the shareholder deducts nominal expenses. TMTI received commissions of approximately $575,000 and $340,000, respectively, for the years ended December 31, 2000 and 1999 through this agreement.

         TMTI paid commissions to a company owned by Michael Galkin. Such commissions amounted to approximately $10,000 and none in 2000 and 1999, respectively.

         During 1999, a party related to Michael Galkin advanced $35,000 to TMTI. Such advance was repaid during 1999. During 2000, Michael Galkin advanced $38,000 to TMTI. Such advance was repaid during 2000.

SELECTED SUMMARY HISTORICAL FINANCIAL DATA OF THE COMPANY AND TMTI

         The Company's summary selected historical financial data presented below for each of the five years ended and as of March 31, 2001, 2000, 1999, 1998 and 1997 has been derived from our audited consolidated financial statements. The summary selected historical financial data for TMTI presented below for each of the two years ended and as of December 31, 2000 and 1999 has been derived from the audited financial statements of TMTI. Shareholders should read the data in conjunction with the consolidated financial statements, related notes, management's discussion and analysis, and other financial information included and incorporated by reference in the Company's Annual Reports on Form 10-KSB for the years ended March 31, 2001, 2000, 1999, 1998 and 1997 and the audited financial statements, related notes, and analysis and other financial information of TMTI for the periods ended December 31, 2000 and 1999 contained in Appendix B to the Information Statement.

COMPANY SUMMARY OF OPERATIONS DATA

                                                               YEARS ENDED MARCH 31,
                                          2001           2000             1999            1998             1997
                                      ------------    ------------    ------------    ------------    ------------
Revenue                               $  5,846,826    $  5,042,353    $  4,814,116    $  4,846,819    $  5,902,771

Total direct costs and
expenses                                 3,673,805       2,838,607       2,853,989       2,780,068       3,387,800
Gross profit                             2,173,021       2,203,746       1,960,127       2,066,751       2,514,971
General, administrative and
   other operating costs                 2,134,342       1,967,808       1,777,920       3,218,424       3,560,212
Operating income (loss)                     38,679         235,938        (168,858)     (1,151,673)     (1,900,575)
Total other income (expense)               (27,223)        541,254         489,628        (524,915)       (311,556)
Extraordinary items                                                                              0       1,225,964
Discontinued operations                                                                 (7,478,781)       (926,225)
Income before income taxes                  11,456         777,192         320,770      (9,155,369)     (1,912,392)
Income taxes                                    --          10,986               0               0               0
Net income                                  11,456         766,206         320,770      (9,155,364)     (1,912,392)
Basic income per common share                  Nil            .027            .016            (.09)          (0.15)
Diluted earnings per common
share                                          Nil            .015            .009            (.49)          (0.13)

COMPANY  BALANCE SHEET DATA
                                                               YEARS ENDED MARCH 31,
                                          2001           2000             1999            1998             1997
                                      ------------    ------------    ------------    ------------    ------------
Cash and equivalents                  $    124,466    $    168,650    $     90,677    $     68,902    $    449,782
Accounts receivable                      1,404,118         816,234         999,197       1,018,456       1,618,120
Prepaid expenses & other
assets                                      93,580          67,423          66,922          54,119         248,490
Property and equipment, net                126,637          53,981          41,410          69,429       2,851,798
Goodwill                                   221,258         263,398         305,537         347,677       6,509,328
Total Assets                             2,086,346       1,485,973       1,682,751       1,772,408      13,154,782
Accounts payable                         1,344,213         814,380       1,041,025       1,145,206       1,941,521
Accrued expenses                           333,007         346,722         830,309         630,589         678,594
Notes payable, current
portion                                    306,314         251,077         460,818         857,043       1,952,311
Long-term debt, less current
portion                                    238,148         250,000         378,128         487,869         985,983
Total Liabilities and
   Shareholders' Deficit                 2,086,346       1,485,973       1,682,751       1,772,408      13,154,782

TMTI SUMMARY OF OPERATIONS DATA

                                                       YEAR ENDED DECEMBER 31,
                                                        2000             1999
                                                    -----------      -----------

Revenues                                            $ 7,051,972      $ 6,844,701
Cost of goods sold                                    2,694,188        2,691,446
Gross profit                                          4,357,784        4,153,255
Selling, general and administrative                   4,429,673        4,088,304
(Loss) income from operations                           (71,889)          64,951
Income taxes                                                340              325
Net (loss) income                                       (76,875)          64,626
Net (loss) income per share                               (.008)            .006

TMTI BALANCE SHEET DATA
                                                       YEAR ENDED DECEMBER 31,
                                                        2000             1999
                                                    -----------      -----------
Cash and cash equivalents                           $     9,078      $     2,003
Accounts receivable                                     737,756          943,902
Merchandise inventories                                  93,365          109,826
Total current assets                                    840,199        1,055,731
Property and equipment, net                              29,905           23,240
Total assets                                            903,788        1,078,971
Accounts payable and accrued expenses                   874,674          966,212
Accrued salaries and payroll taxes                       10,999            8,999
Total current liabilities                               886,013          975,536
Retained earnings                                         7,575           84,450
Total stockholders' equity                               17,775           94,450
Total liabilities and stockholders' equity          $   903,788      $ 1,078,971

FINANCIAL STATEMENTS

         THE COMPANY. The audited financial statements of the Company for the 2001 fiscal year can be found on pages F-1 through F-23 of the Company's Annual Report on Form 10-KSB for the year ended March 31, 2001. The unaudited financial statements of the Company for the first quarter of the 2002 fiscal year can be found on pages 1 through 6 of the Company's Quarterly Report on Form 10-QSB for the quarter ended June 30, 2001.

         TMTI. The audited financial statements of TMTI for the fiscal years 2000 and 1999 are attached as Appendix B.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

         The pro forma condensed combined financial information giving effect to the consummation of the Share Exchange and the Split Off will not materially differ from the financial statements of TMTI included in Appendix B of this Information Statement. The existing operations of TMTI will constitute the entire business of the Company after the consummation of the Share Exchange and the Split Off. The earnings per share on a pro forma basis for the Company would be a loss of $0.009 for the fiscal year ended December 31, 2000 and earnings per share of $0.008 for the fiscal year ended December 31, 1999. On a fully diluted basis (based upon full exercise of all outstanding options and warrants of the

Company as well as the issuance of 35,000,000 shares to the shareholders of TMTI upon achievement of certain performance thresholds by TMTI), earnings per share on a pro forma basis would be nil for both the fiscal years ended December 31, 2000 and 1999.

FAIRNESS OPINION OF CAPITALINK, L.C.

         In connection with the Transaction, the Company engaged Capitalink to render an opinion as to the fairness of the Transaction, from a financial point of view, to the Shareholders. On August 15, 2001, Capitalink delivered its oral opinion, subsequently followed by its written opinion, to the Board of Directors of the Company that, based upon and subject to the assumptions made, matters considered, and limitations on its review as set forth in the opinion, from a financial point of view, the consideration to be received in the Transaction is fair to the Shareholders.

         THE FULL TEXT OF THE WRITTEN OPINION OF CAPITALINK DATED AUGUST 15, 2001 IS ATTACHED AS APPENDIX C AND IS INCORPORATED BY REFERENCE (THE "CAPITALINK OPINION"). THE SHAREHOLDERS ARE URGED TO READ THE CAPITALINK OPINION CAREFULLY AND IN ITS ENTIRETY FOR A DESCRIPTION OF THE ASSUMPTIONS MADE, MATTERS CONSIDERED, PROCEDURES FOLLOWED AND LIMITATIONS ON THE REVIEW UNDERTAKEN BY CAPITALINK IN RENDERING ITS OPINION. THE SUMMARY OF THE CAPITALINK OPINION SET FORTH IN THIS INFORMATION STATEMENT IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF SUCH OPINION.

         No limitations were imposed by the Company on the scope of Capitalink's investigation or the procedures to be followed by Capitalink in rendering its opinion. Capitalink was not requested to and did not make any recommendation to the Board of Directors of the Company as to the form or amount of consideration received in the Transaction, which, Capitalink assumed, was determined through arms length negotiations between parties. The Capitalink Opinion is for the use and benefit of the Board of Directors of the Company in connection with its consideration of the Transaction and is not intended to be and does not constitute a recommendation to any Shareholder of the Company as to how such Shareholder should vote with respect to the Transaction, if such a vote is undertaken. Capitalink was not requested to opine as to, and its opinion does not address, the Company's underlying business decision to proceed with or effect the Transaction.

         Capitalink took into account its assessment of general economic, market and financial conditions as well as its experience in connection with similar transactions and securities valuations generally. Capitalink was not asked to consider, and its opinion does not address, the relative merits of the Transaction as compared to any alternative business strategy that might exist for the Company.

         In arriving at its opinion, Capitalink, among other things: (i) reviewed the Share Exchange Agreement and the specific terms of the Transaction;
(ii) reviewed publicly available financial information and other data with respect to the Company, including the Form 10-KSB for the fiscal year ended March 31, 2001, and certain other relevant financial and operating data relating to the Company made available to Capitalink from published sources and from the internal records of the Company; (iii) reviewed financial information and other data with respect to TMTI, including the audited financial statements for the years ended December 31, 1999 and 2000, and certain other relevant financial and operating data relating to TMTI made available to Capitalink from the internal records of TMTI; (iv) reviewed and analyzed the financial terms of certain transactions that Capitalink deemed comparable to the Proposed Transaction, with respect to the Company; (v) reviewed and analyzed certain financial characteristics of companies that Capitalink deemed comparable to each of the Company and TMTI; (vi) reviewed and discussed with representatives of the management of the Company and TMTI certain financial and operating information furnished to Capitalink by them, including financial analyses and projections and related assumptions with respect to the business, operations and prospects of the Company, EE&G and TMTI; (vii) considered the historical financial results and present financial condition of the Company, EE&G and TMTI; (viii) reviewed certain publicly available information concerning the trading of, and the trading market for, the common stock of the Company; (ix) inquired about and discussed the Transaction and other matters related thereto with the Company management and its legal counsel; and (x) performed such other analyses and examinations as Capitalink deemed appropriate.

         In arriving at its opinion, Capitalink relied upon and assumed the accuracy and completeness of all of the financial and other information that was used by Capitalink without assuming any responsibility for any independent verification of any such information and have further relied upon the assurances of the Company and TMTI management that they were not aware of any facts or circumstances that would make any such information inaccurate or misleading. With respect to the financial projections of EE&G and TMTI, Capitalink assumed that such projections have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of management, and that such projections provide a reasonable basis upon which Capitalink could form an opinion. Further, Capitalink relied on the assurance of TMTI management that the TMTI contingent obligation to WorldCom may range up to $700,000. In arriving at its opinion, Capitalink did not made a physical inspection of the properties and facilities of either the Company or TMTI, and has not made or obtained any evaluations or appraisals of the assets and liabilities (contingent or otherwise) of either the Company or TMTI. Capitalink assumed that the Transaction will be consummated in a manner that complies in all respects with the applicable provisions of the Securities Act, the Exchange Act and all other applicable federal and state statues, rules and regulations. In addition, upon the advice of the management of the Company and its legal advisors, it is assumed that the Transaction will not cause any adverse tax affect to the Company or the Shareholders. The Capitalink Opinion was necessarily based upon market, economic and other conditions, as they exist on, and could be evaluated as of, August 15, 2001. Accordingly, although subsequent developments may affect the opinion, Capitalink did not assume any obligation to update, review or reaffirm its opinion.

         Each of the analyses conducted by Capitalink was carried out in order to provide a different perspective on the Transaction, and to enhance the total mix of information available. Capitalink did not form a conclusion as to whether any individual analysis, considered in isolation, supported or failed to support an opinion as to the fairness, from a financial point of view, of the Transaction to the Company's Shareholders. Capitalink did not place any particular reliance or weight on any individual analysis, but instead concluded that its analyses, taken as a whole, supported its determination. Accordingly, Capitalink believes that its analyses must be considered as a whole and that selecting portions of its analyses or the factors it considered, without considering all analyses and factors collectively, could create an incomplete view of the process underlying the analyses performed by Capitalink in connection with the preparation of its opinion.

         Capitalink analyzed the fairness of the Transaction using the following methodologies:

         SELECTED COMPARABLE COMPANY ANALYSIS. The selected comparable company analysis involves the review of two sets of publicly traded companies. The first set is comprised of companies that are deemed comparable to the Company (the "the Company Comparable Companies"), and the second set is comprised of companies that are deemed comparable to TMTI (the "TMTI Comparable Companies"; collectively, the Company Comparable Companies and the TMTI Comparable Companies are the "Comparable Companies"). Capitalink reviewed certain financial information relating to the Company and TMTI in the context of the corresponding financial information, ratios and public market multiples for the Comparable Companies. No company used in Capitalink's analysis was deemed to be identical to either the Company or TMTI; accordingly, Capitalink considered the multiples for the Comparable Companies to be more relevant than the multiples of any single company. The Company Comparable Companies are: U.S. Energy Systems, Inc.; NESCO; Ecology and Environmental; Versar, Inc.; EA Engineering, Science & Technology; and CET Environmental Services, Inc. The TMTI Comparable Companies are: Encore Wireless; Affordable Telecommunications Tech; TESSCO Technologies; Brightpoint, Inc.; and CellStar Corporation.

         Based on publicly available information, Capitalink reviewed various financial information for each of (i) the Company Comparable Companies and the Company, and (ii) the TMTI Comparable Companies and TMTI, including, among other things, market value, revenue, earnings before interest, taxes, depreciation and amortization ("EBITDA"), earnings per share ("EPS"), and assets. Subsequent to such review and based on the respective market value or enterprise value (defined as market value plus the aggregate book value of all debt, preferred stock and minority interest, minus the aggregate cash and cash equivalents) as of August 10, 2001, Capitalink calculated and compared the following multiples for each of (i) the Company Comparable Companies and the Company, and (ii) the TMTI Comparable Companies:

Multiples                           the Company Comparable Companies                     the Company
------------------------------      --------------------------------------------         -----------------
                                    High         Mean       Median       Low
                                    ----         ----       ------       ---
MARKET VALUE
Last twelve months                  31.81x      18.32x       16.73x      8.02x           na
     ("LTM") EPS
2001 estimated EPS                  11.29x      6.62x        6.62x       1.96x           na
Common equity                       2.61x       1.33x        1.04x       0.42x           na
Assets                              1.81x       0.70x        0.50x       0.25x           0.46x

ENTERPRISE VALUE
LTM revenue                         3.80x       0.94x        0.31x       0.07x           0.23x
LTM earnings before                 40.65x      15.95x       11.62x      6.83x           na
      interest and taxes
("EBIT")
LTM EBITDA                          20.33x      9.72x        9.19x       2.28x           13.57x


Multiples                           TMTI Comparable Companies
------------------------------      -------------------------------------------------
                                    High        Mean         Median       Low
MARKET VALUE
LTM EPS                             13.54x      9.01x        9.01x       4.48x
2001 estimated EPS                  19.47x      13.45x       13.45x      7.43x
2002 estimated EPS                  19.73x      11.19x       8.28x       5.58x
Common equity                       2.52x       1.42x        1.23x       0.70x
Net tangible common                 5.03x       2.22x        1.53x       0.79x
      equity
Assets                              1.40x       0.76x        0.82x       0.20x

ENTERPRISE VALUE
LTM revenue                         1.36x       0.49x        0.34x       0.11x
LTM EBIT                            8.46x       6.95x        6.95x       5.45x
LTM EBITDA                          6.30x       5.10x        5.10x       3.89x

         Following the calculation of such multiples with respect to the Company and the Company Comparable Companies, and utilizing the Company's historical financial data, Capitalink derived the Company's implied enterprise and market values. Capitalink reduced the derived implied enterprise values by the Company's Net Debt of approximately $0.4 million as of March 31, 2001 to establish implied market values.

IMPLIED MARKET VALUE AS MULTIPLE OF:             High          Mean             Median          Low
                                                 ----          ----             ------          ---
LTM revenue                                      $21.62m       $5.06m           $1.40m          na
LTM EBITDA                                       $1.63m        $0.57m           $0.52m          na

         Following the calculation of such multiples with respect to TMTI and the TMTI Comparable Companies, and utilizing TMTI's historical financial data and projections, Capitalink derived TMTI's implied market values with respect to the high, mean, median and low for the following selected multiples:

IMPLIED MARKET VALUE AS MULTIPLE OF:             High          Mean             Median          Low
                                                 ----          ----             ------          ---
LTM revenue                                      $9.6m         $3.5m            $2.4m           $0.8m
2001 Estimated Earnings                          $30.0m        $20.7m           $20.7m          $11.4m
2002 Estimated Earnings                          $115.4m       $65.5m           $48.4m          $32.6m

         None of the Comparable Companies are identical to either the Company or TMTI, as the case may be. Accordingly, Capitalink considered the multiples for such companies to be more relevant than the multiples of any single company. Further, an analysis of publicly-traded comparable companies is not mathematical, rather it involves complex consideration and judgments concerning differences in financial and operating characteristics of the Comparable Companies and other factors that could affect the public trading of the Comparable Companies.

         SELECTED COMPARABLE TRANSACTION ANALYSIS. The selected comparable transaction analysis involves a review of merger, acquisition and asset purchase transactions in industries related to the Company (the "Comparable Transactions"). Information is typically not disclosed for transactions involving a private seller, even when the buyer is a public company, unless the acquisition is deemed to be "material" for the acquiror. As a result, the selected comparable transaction analysis is limited to transactions involving the acquisition of a public company, or substantially all of its assets, or the acquisition of a large private company, or substantially all of its assets, by a public company.

         Capitalink located eight closed transactions over the past two years involving companies in related industries to the Company, where financial data of the acquired company and the terms of the transaction were disclosed. The Comparable Transactions are as follows:

ACQUIROR                                                  Target
                                                          ------
American Capital                                          Roy F. Weston
The Shaw Group Inc.                                       Stone & Webster, Inc.
Nematron Corporation                                      A-OK Controls Engineering, Inc.
Cansico Resources Inc.                                    Kenny Industrial Services
Pacific Aerospace & Electronics                           NOVA-TECH Engineering, Inc
HLM Design, Inc.                                          BL&P Engineers, Inc.
Oxford Automotive, Inc.                                   Tool & Engineering Company (owned by Farley, Inc.)
Internet Cable Corporation                                Cable Systems Technical Services, Inc.

         Based on publicly available information, Capitalink reviewed various financial information for each of the Comparable Transactions and the Transaction, including, among other things, the characteristics of the transaction, the business of the target, and selected financial information, including trailing-twelve month ("TTM") operational data and most recent quarter ("MRQ") balance sheet data. Based on the information disclosed in the Comparable Transactions, Capitalink calculated and compared multiples based on (i) LTM revenue, (ii) LTM EBIT, (iii) total assets, and (iv) net tangible common equity. The multiples were derived by dividing either the Enterprise Value, or the price paid, by items (i) through (iv) above.

Multiples                                       Comparable Transactions
------------------------------------------      -------------------------------------------------
                                                High        Mean         Median       Low
                                                ----        ----         ------       ---
Based on Enterprise Value
-------------------------
TTM revenue                                     1.03x       0.57x        0.44x        0.29x
TTM EBIT                                        23.31x      16.72x       17.98x       4.64x
Total MRQ assets                                1.96x       0.98x        0.77x        0.18x

Based on Price Paid
-------------------
MRQ net tangible common                         8.55x       3.24x        1.05x        0.47x
     equity

         Following the calculation of such multiples with respect to the Company and the Comparable Transactions, and utilizing the Company's historical financial data, Capitalink derived the Company's implied enterprise and market values. Capitalink reduced the derived implied enterprise values by the Company's Net Debt of approximately $0.4 million as of March 31, 2001 to establish implied market values.

IMPLIED MARKET VALUE AS MULTIPLE OF:             High          Mean             Median          Low
                                                 ----          ----             ------          ---
LTM revenue                                      $5.60m        $2.90m           $2.14m          $1.29m

         None of the Comparable Transactions are identical to the Proposed Transaction. Accordingly, an analysis of comparable business combinations is not mathematical; rather it involves complex considerations and judgments concerning differences in financial and operating characteristics of the Comparable Transactions and other factors that could affect the respective acquisition values.

         DISCOUNTED CASH FLOW. With respect to the Company (and specifically EE&G, which will be the entity to which the projections are applicable subsequent to the closing of the Proposed Transaction), Capitalink performed several discounted cash flow analyses, aggregating (x) the present value of projected unlevered free cash flows over a forecast period (the "EE&G Forecast Period"), with (y) the present value of the terminal value at the end of such period. The EE&G Forecast Period is comprised of the fiscal years ending March 31, 2002 through 2004, and the Company has provided such projections. Free cash flow represents the amount of cash generated and available for principal, interest and dividend payments after providing for ongoing business operations.

         In order to arrive at a present value of the free cash flows over the Forecast Period, Capitalink utilized discount rates ranging from 12.5% to 25.0%, which were chosen based upon several assumptions including interest rates, the inherent business risk of EE&G and EE&G's estimated weighted average cost of capital. The range of terminal values represents the residual value of EE&G at the end of the Forecast Period. Capitalink presented two ranges of terminal values by applying ranges of implied multiples to each of EE&G's (i) revenue and
(ii) EBITDA in the final year of the Forecast Period. In addition, Capitalink presented a perpetual growth scenario whereby a range of growth rates were applied to 2004 projected post-tax earnings in order to determine a terminal value, rather than multiples.

         Utilizing the projections and based upon a range of terminal multiples of revenue for fiscal year 2004 of 0.12x to 0.22x, the estimated enterprise value of EE&G ranged from approximately $0.55 million to approximately $1.20 million; after subtracting Net Debt, the estimated equity value of EE&G ranged from approximately $0.13 million to approximately $0.78 million. Such analysis resulted in a mid-point average of estimated equity value of $0.42 million.

         Utilizing the projections and based upon a range of terminal multiples of EBITDA for fiscal year 2004 of 4.00x to 6.25x, the estimated enterprise value of EE&G ranged from approximately $0.46 million to approximately $0.86 million; after subtracting Net Debt, the estimated equity value of EE&G ranged from approximately $0.04 million to approximately $0.44 million. Such analysis resulted in a mid-point average of estimated equity value of $0.21 million.

         Utilizing the projections and based upon a terminal growth rate ranging from 8.00% to 9.25 %, the estimated enterprise value of EE&G ranged from approximately $0.35 million to approximately $1.91 million; after subtracting Net Debt, the estimated equity value of EE&G ranged from a value which is deemed not applicable to approximately $1.49 million. Such analysis resulted in a mid-point average of estimated equity value of $0.19 million.

         With respect to TMTI, Capitalink performed several discounted cash flow analyses, aggregating (x) the present value of projected unlevered free cash flows over a forecast period (the "TMTI Forecast Period"), with (y) the present value of the terminal value at the end of such period. The TMTI Forecast Period is comprised of the fiscal years ending December 31, 2001 through 2004, and TMTI has provided such projections.

         In order to arrive at a present value of the free cash flows over the TMTI Forecast Period, Capitalink utilized discount rates ranging from 28.0% to 40.5%, which were chosen based upon several assumptions including interest rates, the inherent business risk of TMTI and TMTI's estimated weighted average cost of capital. The range of terminal values represents the residual value of TMTI at the end of the Forecast Period. Capitalink analyzed two cases with respect to TMTI. In the first case (the "Management Case"), Capitalink utilized the projections as provided by TMTI management.

         In the second case (the "Revised Case"), Capitalink modified the Management Case by making certain assumptions: (i) retail unit sales were 90% of those set forth in the Management Case, (ii) E-commerce sales were 50% of those set forth in the Management Case, (iii) miscellaneous expenses were greater by $100,000, $300,000, and $500,000 for the years 2002, 2003, and 2004, respectively, as compared to the Management Case, and (iv) capital expenditures were increased by $35,000, $135,000, $135,000 and $35,000 for the years 2001 through 2004, respectively, as compared to the Management Case.

         For each of the Management Case and the Revised Case, Capitalink presented two ranges of terminal values by applying ranges of implied multiples to each of TMTI's (i) revenue and (ii) EBITDA in the final year of the TMTI Forecast Period. In addition, Capitalink presented a perpetual growth scenario whereby a range of growth rates were applied to 2004 projected post-tax earnings in order to determine a terminal value, rather than multiples.

         Utilizing the Management Case projections and based upon a range of terminal multiples of revenue for fiscal year 2004 of 0.20x to 0.70x, the estimated market value of TMTI ranged from approximately $15.24 million to approximately $36.36 million. Such analysis resulted in a mid-point average of estimated equity value of $24.32 million.

         Utilizing the Management Case projections and based upon a range of terminal multiples of EBITDA for fiscal year 2004 of 4.00x to 6.25x, the estimated market value of TMTI ranged from approximately $30.10 million to approximately $55.12 million. Such analysis resulted in a mid-point average of estimated equity value of $41.15 million.

         Utilizing the Management Case projections and based upon a terminal growth rate ranging from 6.00% to 7.25 %, the estimated market value of TMTI ranged from approximately $17.68 million to approximately $29.84 million. Such analysis resulted in a mid-point average of estimated equity value of $22.30 million.

         Utilizing the Revised Case projections and based upon a range of terminal multiples of revenue for fiscal year 2004 of 0.20x to 0.70x, the estimated market value of TMTI ranged from approximately $10.00 million to approximately $24.94 million. Such analysis resulted in a mid-point average of estimated equity value of $16.23 million.

         Utilizing the Revised Case projections and based upon a range of terminal multiples of EBITDA for fiscal year 2004 of 4.00x to 6.25x, the estimated market value of TMTI ranged from approximately $19.95 million to approximately $37.02 million. Such analysis resulted in a mid-point average of estimated equity value of $27.37 million.

         Utilizing the Revised Case projections and based upon a terminal growth rate ranging from 6.00% to 7.25 %, the estimated market value of TMTI ranged from approximately $11.34 million to approximately $19.18 million. Such analysis resulted in a mid-point average of estimated equity value of $14.32 million.

         PROFORMA TRANSACTION ANALYSIS. Capitalink reviewed and analyzed certain financial projections provided by EE&G and TMTI management in order to calculate EBITDA per share and net income per share for the current fiscal year (ending March 31, 2002 for EE&G, and December 31, 2001 for TMTI) and the next fiscal year (ending March 31, 2003 for EE&G, and December 31, 2002 for TMTI). Capitalink also calculated the EBITDA per share and net income per share utilizing the TMTI Revised Case projections.

         Based upon certain assumed price-to-earnings multiples ranging from 8.0x to 15.0x, Capitalink derived assumed share valuations under the following three scenarios: (i) utilizing the EE&G projections, assuming the Transaction does not take place; (ii) utilizing the TMTI Management Case projections, assuming the Transaction takes place; and (iii) utilizing the TMTI Revised Case projections, assuming the Transaction takes place.

         HISTORICAL FINANCIAL DATA ANALYSIS. Capitalink reviewed and analyzed certain financial information for the Company, as reported in its annual filings on Form 10-KSB and its quarterly filings on Form 10-QSB, including Audited and Unaudited Financial Statements. In addition, Capitalink reviewed and analyzed certain supportive information as provided in management prepared schedules.

         Capitalink reviewed and analyzed certain financial information for TMTI, based upon Audited and Unaudited Financial Statements. In addition, Capitalink reviewed and analyzed certain supportive information as provided in management prepared schedules.

         HISTORICAL STOCK PRICE ANALYSIS. Capitalink reviewed the daily closing market price and trading volume of the Company common stock over the period commencing August 10, 2000 through August 10, 2001. Capitalink compared the daily closing market price performance of the Company common stock for such period to the Russell 3000 Index and the Comparable Companies. Capitalink calculated total trading volumes at various closing pricing ranges of the Company common stock. Finally, the number of trading days, and the respective percentages, at certain trading volume, was set forth.

         Capitalink performed a variety of financial and comparative analyses for the purpose of rendering the Capitalink Opinion. While the foregoing summary describes all material analyses and factors reviewed by Capitalink with the Company's Board, it does not purport to be a complete description of the presentations by Capitalink to the Company's Board or the analyses performed by Capitalink in arriving at the Capitalink Opinion. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Capitalink believes that its analyses must be considered as a whole and that selecting portions of its analyses and of the factors considered by it, without considering all analyses and factors, could create a misleading view of the processes underlying the Capitalink Opinion. In addition, Capitalink may have given various analyses more or less weight that other analyses, and may have deemed various assumptions more or less probable than other assumptions, so that the range of valuations resulting from any particular analysis described above should not be taken to be Capitalink's view of the actual value of the Company. In performing its analyses, Capitalink made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of the Company. The analyses performed by Capitalink are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than suggested by such analyses. In addition, analyses relating to the value of businesses or assets do not purport to be appraisals or to necessarily reflect the prices at which businesses or assets may actually be sold. The analyses performed were prepared solely as part of Capitalink's analysis of the fairness of the consideration in the Transaction, from a financial point of view, to the holders of the Common Stock and were provided to the Company's Board in connection with the delivery of the Capitalink Opinion.

         In connection with its services in connection with the Transaction, Capitalink received $37,500. In addition, the Company has agreed to indemnify Capitalink for certain liabilities that may arise out of the rendering this opinion.

         Capitalink is an investment banking firm that, as part of its investment banking business, regularly is engaged in the evaluation of businesses and their securities in connection with mergers, acquisitions, and private placements.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         Of the 75,000,000 shares of Common Stock authorized, there were approximately 31,899,360 shares of the Company common stock outstanding and approximately 364 holders of record as of August 15, 2001. There were also 2,460,193 warrants and 10,802,467 options outstanding as of August 15, 2001.

         The following table sets forth certain information, as of August 15, 2001 regarding the beneficial ownership of the Company before and after the Share Exchange by (i) each Shareholder who is known by the Company to beneficially own in excess of 5% of the outstanding shares of Common Stock or Series B Convertible Preferred Stock, (ii) each director and executive officer and (iii) all directors and executive officers as a group. Except as otherwise indicated, each Shareholder listed below has sole voting and investment power with respect to shares beneficially owned by such person. Information related to ownership of the Company after the Share Exchange is presented on a post-Reverse Stock Split basis assuming 8,156,999 shares of Common Stock issued and outstanding.

                                                         Common Stock                        Common Stock
                                                      Pre-Share Exchange               Post-Share Exchange(12)
                                                      ------------------               -----------------------
                                                                          % of                         % of
          Name and Address                         Number of Class     Outstanding      Number of   Outstanding
          of Beneficial Owner                          Shares(1)        Common Stock     Shares(1)  Common Stock
---------------------------------------------      ---------------     -------------    ----------  -------------
Strategica Capital Corporation (2)                     2,460,193            7.16%        123,010      1.51%
1221 Brickell Avenue, Suite 2600
Miami, Florida 33131
Wendell R. Anderson (3)(4)                               953,846            2.94%         47,693        *
Luis De La Cruz (3)(5)Director                           917,538            2.82%         45,877        *
Leon S. Eplan (3)(6)                                   1,348,308            4.12%         67,416        *
Joseph F. Startari (3)(7)                                761,077            2.33%         38,054        *
Charles C. Evans (3)(8)                                6,739,846           19.25%         85,027      1.04%
Timothy Gipe (3)(9)                                    6,178,924           17.68%         69,618        *
Michael Galkin (10)                                            0               *       2,962,369     36.31%
Robert Menaker (10)                                            0               *       1,974,913     24.21%
All Directors, Executive Officers and                 17,415,025           42.33%      5,316,741(12) 65.18%
nominees as a Group
 (8 persons)

*        Less than one percent of issued and outstanding common stock

(1) Pursuant to rules of the Securities and Exchange Commission, shares of the common stock subject to options, options, rights or conversion privileges held by directors and executive officers that are exercisable within 60 days of August 15, 2001 are deemed outstanding for purposes of beneficial ownership and the beneficial ownership of all executive officers and directors as a group.

(2) Includes (i) 175,000 shares of common stock issuable under options granted to a predecessor corporation and (ii) 761,731 shares of Series A Convertible Preferred Stock issuable under options. The shares of Series A Convertible Preferred Stock are convertible into 2,285,193 shares of Common Stock.

(3) The address for these Directors and Executive Officers is 14505 Commerce Way, Suite 400, Miami Lakes, Florida 33016.

(4)      Includes 526,923 shares of common stock issuable under options.

(5)      Includes 636,769 shares of common stock issuable under options.

(6)      Includes 852,154 shares of common stock issuable under options.

(7)      Includes 761,077 shares of common stock issuable under options.

(8)      Includes 3,119,923 shares of common stock issuable under options.

(9) Includes 2,889,462 shares of common stock issuable under options and 150,000 shares of common stock issuable under options granted to Mr. Gipe's wife as to which shares Mr. Gipe's wife as to which shares Mr. Gipe disclaims beneficial ownership.

(10) The address for these Directors and Executive Officers is 263 Old New Brunswick Road, Piscataway, New Jersey 08854.

(11) Includes 9,094,051 shares of common stock issuable under options and 150,000 shares of common stock issuable under options granted to Mr. Gipe's wife as to which shares Mr. Gipe disclaims beneficial ownership.

(12)      Number of Shares presented is on a post-Reverse Stock Split basis.

(13)      Includes 193,837 shares of common stock issuable under options.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

         Morrison, Brown, Argiz & Company served as independent auditors of ECOS for the fiscal year ended March 31, 2001. However, after the consummation of the Share Exchange Agreement, Sobel & Co., LLC of Livingston, New Jersey will serve as the Company's auditors. Sobel & Co., LLC currently serves as the independent auditors of TMTI. The Company did not have any disagreements with its auditors regarding accounting and financial disclosure.

MARKET FOR COMMON EQUITY AND RELATED SHAREHOLDER MATTERS

         The Common Stock trades on the Over the Counter Bulletin Board of the National Association of Securities Dealers Automated Quotation System (NASDAQ) under the symbol "ECOS". The Common Stock was delisted from the NASDAQ SmallCap marketplace effective January 2, 1998. The quotations set forth below are inter-dealer quotations obtained from NASDAQ, do not reflect retail mark-ups, mark-downs or commissions, and do not necessarily represent actual transactions. On April 20, 1995, the Company's Common Stock also began trading under the symbol "EVE" on the Freiverhehr (over-the-counter market) of the Berlin Stock Exchange, Berlin, Germany and under the same symbol in 1997 on the Frankfurter Wertpaperborse (over-the-counter market) of the Frankfurt Stock Exchange in Frankfurt, Germany. As of March 31, 2000, the Company no longer maintains an active listing on the Berlin Stock Exchange but continues to maintain its listing of the Common Stock on the Frankfurt Stock Exchange.


----------------------------------------------------------------------------
QUARTER ENDED                         HIGH BID                LOW BID
----------------------------------------------------------------------------
FISCAL YEAR 2000:
----------------------------------------------------------------------------
June 30, 1999                          $0.2031                $0.0312
----------------------------------------------------------------------------
September 30, 1999                     $0.1250                $0.0625
----------------------------------------------------------------------------
December 31, 1999                      $0.0625                $0.0312
----------------------------------------------------------------------------
March 31, 2000                         $0.3906                $0.0469
----------------------------------------------------------------------------

----------------------------------------------------------------------------
FISCAL  YEAR 2001:
----------------------------------------------------------------------------
June 30, 2000                          $0.2656                $0.1250
----------------------------------------------------------------------------
September 30, 2000                     $0.2031                $0.0781
----------------------------------------------------------------------------
December 31, 2000                      $0.0781                $0.0312
----------------------------------------------------------------------------
March 31, 2001                         $0.1094                $0.0312
----------------------------------------------------------------------------

----------------------------------------------------------------------------
FISCAL YEAR 2002
----------------------------------------------------------------------------
June 30, 2001                          $0.0700                $0.0312
----------------------------------------------------------------------------
Second Quarter (September 25, 2001)    $0.0500                $0.0300
----------------------------------------------------------------------------

         On June 21, 2001, the last full trading day prior to the date prior to our announcement of the Share Exchange, the closing bid price per share was $0.05. On August 23, 2001, the last full trading day prior to the date of this Information Statement, the closing price per share was $0.045.

         As of August 24, 2001, the Company had 75,000,000 shares of Common Stock authorized, of which approximately 31,899,360 shares were issued and outstanding. The Company also has 5,000,000 shares of $.001 par value Series A

Preferred Stock authorized, of which there were no shares issued or outstanding, and 1,000,000 shares of $.001 par value Series B Preferred Stock authorized, of which there were no shares issued or outstanding. In addition, the Company has 10,802,467 shares of Common Stock issuable upon the exercise of stock options and 2,460,193 shares of Common Stock issuable upon exercise of stock warrants. On a fully diluted basis (assuming the full exercise of all outstanding options and warrants of the Company), the Company would have a total of 45,162,020 shares of Common Stock shares issued and outstanding.

         HOLDERS. The Company had approximately 364 Shareholders of record as of August 23, 2001 and believes there are approximately 1,000 additional beneficial holders of its securities who hold such shares in "street" or nominee name.

         DIVIDENDS. The Company has not paid any dividends during the past two fiscal years and does not intend to pay any cash dividends on common stock for the foreseeable future.

         The Company's current policy is to reinvest earnings, if any, into the growth and expansion of the Company. The payment of cash dividends, if any, will be at the discretion of the Board of Directors and will depend upon earnings, financial requirements of the Company and such other factors as the Board of Directors may deem relevant. Payment of dividends on common stock is subject to prior payment of accrued and unpaid dividends on outstanding shares of preferred stock.

LEGAL PROCEEDINGS

         On October 28, 1998, The Housing Authority of St. Petersburg (the "Housing Authority") filed a claim against the Company in the Circuit Court of the Thirteenth Judicial Circuit in and for Hillsborough County, Florida. The Housing Authority alleged that the Company breached its contract for failing to disclose the location of lead based paint in parts of the housing project. The Company believes that it has adequate legal defenses with respect to the claim. The Company is insured for damages that may be recovered by the Housing Authority against EE&G in the event of an adverse outcome, minus a self-insurance of $100,000. The Company does not anticipate that the amount of any potential loss will materially affect its financial position, but realizes that an unfavorable adverse outcome could potentially adversely affect such position or reported results of its operations. As such, the Company reserved $90,200 to protect itself against any adverse outcome.

         In addition, the Company is exposed to various asserted and unasserted potential claims encountered in the normal course of business. The Company believes that the resolution of these matters will not have a material adverse effect on the Company's financial position or the results of its operations.

         With the exception of what has been stated herein, the Company is not a party to any other pending or to the best of its knowledge, any threatened legal proceedings. No director, officer or affiliate of the Company, or owner of record or of more than five percent (5%) of the securities of the Company, or any associate of any such director, officer or security holder is a party adverse to the Company or has a material interest adverse to the Company in reference to pending litigation.

INTERESTS OF CERTAIN PERSONS IN THE SHARE EXCHANGE AND SPLIT OFF

         Some of the Company's executive officers and certain members of the Company's board of directors have various interests in the Share Exchange and Split Off described above that are in addition to, or different from, the interests of the Shareholders generally and create potential conflicts of interest. Certain executive officers and members of the board of directors of the Company will be receiving a controlling interest in EE&G pursuant to the transaction contemplated by this Action One. Charles Evans, the Chief Executive Officer of the Company will beneficially own 40% of EE&G after Closing. Mr. Evans will also continue to beneficially own 1.04% of the Company after Closing. Timothy Gipe, the president and director of the Company, will beneficially own 38.75% of EE&G after Closing. Mr. Gipe will also continue to beneficially own 0.85% of the Company after Closing.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES

         Neither the Share Exchange nor the Split Off will have U.S. federal income tax consequences for the Shareholders individually except for those members of EE&G Management receiving shares of EE&G. With respect to the Company, the acquisition of the TMTI Common Stock is expected to be a tax-free transaction and is expected to be accounted for as a reverse acquisition using the purchase method of accounting. The sale of EE&G and the transfer of all assets and liabilities of the Company to EE&G is expected to be a taxable transaction to the Company. However, any taxable gain on the transaction incurred by the Company is expected to be offset through utilization of the Company's net operating loss carryforward. Any net operating loss carryforwards of the Company which arose prior to the Share Exchange and which remain thereafter will become subject to restrictions under the tax law relating to changes in control. These restrictions will have the effect of making almost all of the remaining net operating loss carryforwards unusable in the future.

DISSENTERS' RIGHTS

         Holders of Common Stock are entitled to dissenters' rights under Sections 607.1301, 607.1302 and 607.1320 of the Florida Business Corporation Act (the "FBCA"), in connection with the Split Off. This Information Statement shall constitute notice to the Shareholders of the ability of the Shareholders to dissent from approval of effectuating the Split Off. The applicable statutory provisions of the FBCA are attached to this Information Statement as Appendix E. The following discussion is not a complete statement of the law pertaining to dissenters' rights under the FBCA and is qualified in its entirety by the full text of Sections 607.1301, 607.1302 and 607.1320 of the FBCA attached to this Information Statement as Appendix E. Any Shareholder who wishes to exercise such dissenters' rights or who wishes to preserve his right to do so, should review the following discussion and Appendix E carefully because failure to timely and properly comply with the procedures specified will result in the loss of dissenters' rights under the FBCA.

         All references in Sections 607.1301, 607.1302 and 607.1320 and in this section to a "Shareholder" are to the record holders of the Common Stock as to which dissenters' rights are asserted. A person having a beneficial interest in the Common Stock that is held of record in the name of another person, such as a broker or nominee, must act promptly to cause the record holder to follow the steps summarized below properly and in a timely manner to perfect whatever dissenters' rights the beneficial owner may have. Holders of the Common Stock who follow the procedure set forth in Section 607.1320 of the FBCA ("Section 607.1320") will be entitled to receive payment of the "fair value" of such Common Stock. Section 607.1301 of FBCA ("Section 607.1301") defines "fair value" to be the value of the Common Stock as of the close of business on the date prior to the date of Shareholder approval of Action One.

         Within twenty days after receipt of the Information Statement any Shareholder who elects to dissent must file with the Company a notice of such election, stating his name and address, the number of shares of Common Stock as to which he dissents, and a demand for payment of the fair value of his Common Stock. Any Shareholder filing an election to dissent shall deposit his stock certificates with the Company simultaneously with the filing of the election to dissent.

         Only a holder of record of the Common Stock is entitled to assert dissenters' rights for the Common Stock registered in that holders' name. A notice of intent to demand payment for Common Stock must be executed by or on behalf of the holder of record, fully and correctly, as his name appears on his stock certificates. If the Common Stock is owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of the notice should be made in that capacity, and if the Common Stock is owned of record by more than one person, as in a joint tenancy or tenancy in common, the notice should be executed by or on behalf of all joint owners. An authorized agent, including one or two or more joint owners, may execute a notice on behalf of a holder of record; however, the agent must identify the record owner or owners and expressly disclose the fact that, in executing the notice, the agent is acting as agent for such owner or owners. A record holder, such as a broker, who holds Common Stock as nominee for several beneficial owners may exercise dissenters' right with respect to the Common Stock held for one or more beneficial owners while not exercising such rights with respect to the Common Stock held for other beneficial owners. In such case, the notice should set forth the number of shares of Common Stock as to which dissenters' rights are sought. Where no number of shares of Common Stock is expressly mentioned, the demand will be presumed to cover all Common Stock held in the name of the record owner. Shareholders who hold their Common Stock in brokerage accounts or other nominee forms and who wish to exercise dissenters' rights are urged to consult with their brokers to determine the appropriate procedures for the making of a notice of intent to demand payment for such nominee's Common Stock.

         Within ten days after the expiration of the period in which Shareholders may file their notices of election to dissent, the Company shall make a written offer to each dissenting Shareholder who has made a demand as provided in Section 607.1320 to pay an amount the Company estimates to be the fair value for such Common Stock. The fair value determined will reflect the value of the Common Stock prior to the adoption of Action One.

         Any Shareholder who has duly filed a notice of election to dissent in compliance with Section 607.1320 will thereafter be entitled only to payment of the fair value of his Common Stock and will not be entitled to vote or to exercise any other rights of a Shareholder. A notice of election may be withdrawn in writing by the Shareholder at any time before an offer is made by the Company to pay for his Common Stock. After such offer, no such notice of election may be withdrawn unless the Company consents thereto.

         If within thirty days after the making of such offer by the Company, any Shareholder accepts the same, payment for his Common Stock will be made within ninety days after the making of such offer. Upon payment of the agreed value, the dissenting Shareholder will cease to have any interest in such Common Stock.

         If the Company fails to make an offer for the fair value of the Common Stock within the period specified above, or if the Company makes the offer and any dissenting Shareholder or Shareholders fail to accept the same within the period of thirty days thereafter, then the Company, within thirty days after receipt of written demand from any dissenting Shareholder given within sixty days after the date of which Action One was adopted, shall, or at its election at any time within such period of sixty days may, file an action in any court of competent jurisdiction in Miami-Dade County, Florida requesting the fair value of such Common Stock to be determined. The court shall also determine whether each dissenting Shareholder, as to whom the Company requests the court to make such determination, is entitled to receive payment for his Common Stock. If the Company fails to institute such a proceeding, any dissenting Shareholder may do so in the name of the Company. All dissenting Shareholders (whether or not residents of the State of Florida), other than Shareholders who have agreed with the Company as to the value of their Common Stock, shall be made parties to the proceeding. The Company must pay to each dissenting Shareholder the amount found to be due him within ten days after final determination of the proceedings. Upon payment of the judgment, the dissenting Shareholders will cease to have any interest in such Common Stock.

         Shareholders considering seeking dissenters' rights should be aware that any judicial determination of the "fair value" of the Common Stock can be based on numerous considerations, including, but not limited to, the market value of the Common Stock prior to the adoption of Action One and the net asset value and earnings value of the Company. The costs and expenses of any judicial proceeding will be determined by the court and will be assessed against the Company, but all or any part of such costs and expenses may be apportioned and assessed as the court deems equitable against any or all of the dissenting Shareholders who are parties to the proceeding, to whom the Company has made an offer to pay for the Common Stock, if the court finds that the action of such Shareholders in failing to accept such offer was arbitrary, vexatious, or not in good faith.

         Failure to follow the steps required by Section 607.1320 for perfecting dissenters' rights may result in the loss of such rights, in which event a Shareholder will not be entitled to seek any cash consideration in exchange for his shares.

         All Shareholders are urged to review the attached Appendix E, setting forth the applicable statute with respect to a Shareholder's dissenters' rights.

SHARE EXCHANGE AND SPLIT OFF

         The following information describes the material aspects of the Share Exchange and Split Off. This description does not purport to be complete and is qualified in its entirety by reference to the actual Share Exchange Agreement which is attached hereto as Appendix A and is incorporated herein by reference. Shareholders are urged to read the Share Exchange Agreement in its entirety.

         EFFECTIVE TIME OF SHARE EXCHANGE AND SPLIT OFF. If the conditions to the Share Exchange and Split Off are satisfied (or waived to the extent permitted), the Share Exchange will be consummated and become effective at the time a duly executed Certificate of Share Exchange is filed with the Secretary of State of the State of New Jersey, or at such later time as otherwise agreed by the parties and as specified in the Certificate of Share Exchange. The parties expect to complete the Share Exchange and Split Off on or before September 30, 2001.

         The Share Exchange Agreement may be terminated prior to the effective time of the Share Exchange by the parties in certain circumstances, whether before or after the approval of the Share Exchange Agreement by the Shareholders. See "- Termination of the Share Exchange Agreement" on page 33.

         DIFFERENCES IN THE RIGHTS OF STOCKHOLDERS. After the Share Exchange the rights of the Company's Shareholders will continue to be governed by Florida law and the Company's Articles of Incorporation, which will be amended as described in Action Three.

         FEES AND EXPENSES OF THE SHARE EXCHANGE AND SPLIT OFF. Each of the parties to the Share Exchange Agreement has agreed to pay its respective share of the fees and expenses related to the Share Exchange Agreement and the consummation of the Share Exchange and Split Off.

         REGULATORY APPROVALS. Except for approvals required under the federal securities laws and the State of New Jersey, the parties were not required to receive any regulatory approvals in connection with the Share Exchange and the Split Off.

         ISSUANCE OF EXCHANGE SHARES. The Exchange Shares will be issued pursuant to an exemption from registration pursuant to Section 4(2) of the Securities Act. Each of the shareholders of TMTI has represented that he or she is an accredited investor as that term is defined in the Securities Act.

         THE SHARE EXCHANGE AGREEMENT. The Share Exchange Agreement provides for the Company to acquire all of the issued and outstanding TMTI Common Stock in exchange for 6,875,000 shares of Common Stock (on a post-Reverse Stock Split basis). The Exchange Shares will be issued to the eight current shareholders of TMTI in proportion to their ownership of TMTI common stock. The Share Exchange Agreement also provides for the issuance of additional Common Stock upon the satisfaction of certain performance thresholds by TMTI. Upon acquisition of the TMTI Common Stock by the Company, TMTI will be a wholly-owned subsidiary of the Company. All of the issued and outstanding common stock of EE&G will be transferred to EE&G Management and EE&G will cease to be a subsidiary of the Company.

         REPRESENTATIONS AND WARRANTIES. The Company and EE&G Management have made various representations and warranties in the Share Exchange Agreement to the shareholders of TMTI relating to, among other things:

         -        corporate organization and existence;

         - the power and authority of the Company and EE&G Management to enter into and perform their obligations under the Share Exchange Agreement and enforceability of the Share Exchange Agreement against the Company and EE&G Management;

         -        the operations of the Company;

         -        the filing and accuracy of all documents required by the SEC;
                  and

         - the absence of certain material changes since March 31, 2001 that may reasonably be likely to have a material adverse effect on the Company.

         TMTI and its shareholders have made various representations and warranties in the Share Exchange Agreement to the Company relating to, among other things:

         -        corporate organization and existence;

         -        the accredited investor status of the TMTI shareholders;

         - the absence of certain material changes since December 31, 2000 that may reasonably be likely to have a material adverse effect on TMTI;

         - the power and authority of TMTI and its shareholders to enter into and perform their obligations under the Share Exchange Agreement and enforceability of the Share Exchange Agreement against TMTI and its shareholders; and

         -        certain operations of TMTI.

         COVENANTS. TMTI and the Company have agreed that, up to the effective time of the Share Exchange, TMTI and the Company will, except as expressly contemplated by the Share Exchange Agreement, conduct their respective businesses and operations only according to their ordinary course of business, consistent with past practice, and use all reasonable efforts to preserve intact their respective business organizations, keep a available the services of their present officers and employees and maintain their relationships with customers, suppliers and others having business dealings with TMTI and the Company.

         TMTI and the Company have also agreed that, except as expressly contemplated by the Share Exchange Agreement or consented to by the parties, until the effective time of the Share Exchange and Split Off, neither party will, among other things:

         - declare, set aside or pay any dividend or other distribution in respect of any of its capital stock, or make any other payments to shareholders in their capacity as such;

         - split, combine or reclassify any of their capital stock or issue or authorize the issuance of any other securities in respect of, or in substitution for shares of their capital stock;

         - purchase, redeem or otherwise acquire any of their capital stock or any other securities or any rights, warrants or options to acquire any such shares or other securities;

         - amend their Articles of Incorporation, By-laws or other comparable charter or organizational documents;

         - enter into any agreement or transaction in the ordinary course of business practice; or

         - incur any indebtedness or guarantee any indebtedness or issue or sell any debt securities, warrants, or other rights to acquire any debt securities of others, except for in the ordinary course of business consistent with past practice.

         PERFORMANCE EARN-OUT. In addition to the Share Exchange, the Share Exchange Agreement also provides for the issuance by the Company of 35,000,000 shares of Common Stock (on a post-Reverse Stock Split basis) to the shareholders of TMTI upon the achievement of certain financial performance thresholds by TMTI. Under these performance earn-out provisions, TMTI, as a wholly owned subsidiary of ECOS, must achieve at least $3,000,000 in revenues and $150,000 in net income plus the then remaining unpaid balance of TMTI's contingent obligation to MCI Worldcom, each over the same trailing three-month period at any time beginning after the date of Closing and ending three years after the date of Closing. If TMTI does not achieve the financial performance thresholds within the specified three period, the shareholders of TMTI will not receive the additional 35,000,000 shares of Common Stock.

         REGISTRATION OF COMMON STOCK RECEIVED BY TMTI SHAREHOLDERS. TMTI shareholders have agreed that they will not, or cause the Company to, file a registration statement with the SEC for the resale of Exchange Shares at any time prior to the one year anniversary of the Share Exchange Agreement, except as provided immediately below. If at any time ninety or more calendar days after Closing the Company proposes to register any of the Common Stock under the Securities Act of 1933, as amended (the "Securities Act"), in connection with any transaction raising capital for the Company, the Company shall at such time promptly give TMTI shareholders written notice of such registration. If within twenty days after delivery of such notice, the Company receives a written request from the TMTI shareholders to register any of the Exchange Shares, the Company shall cause to be registered for resale under the Securities Act up to ten percent of the Exchange Shares in such amounts and for such persons as the Sellers instruct.

         CONDITIONS TO THE SHARE EXCHANGE AND SPLIT OFF. Each party's obligations to effect the Share Exchange and Split Off is subject to the satisfaction or waiver of a number of conditions, including the following:

         - absence of any injunction or other order issued by any court or governmental authority prohibiting or restricting the Share Exchange and Split Off, provided the parties shall use their best efforts to have any such injunction lifted;

         - the representations and warranties of the Company, EE&G Management, TMTI and TMTI's shareholders shall be true and correct, as of the date of the Share Exchange Agreement and as of the closing date; and

         - there shall not have occurred any event that has a material adverse effect on TMTI or the Company.

         TERMINATION OF THE SHARE EXCHANGE AGREEMENT. The Share Exchange Agreement may be terminated at any time prior to the effective time of the Share Exchange, by mutual agreement of the parties. Additionally, any party may terminate the Share Exchange Agreement if:

         - any legal proceeding shall have been instituted or shall be immediately threatening to delay, restrain or prevent the consummation of the Share Exchange Agreement or the Split Off; or

         - a material breach of any covenant, representation or warranty in the Share Exchange Agreement shall occur.

         APPOINTMENT OF NEW OFFICERS AND DIRECTORS. The Share Exchange Agreement provides, in part, that effective as of the Closing of the transactions contemplated thereby, Michael Galkin and Robert Menaker, the President and Vice President of TMTI, respectively, will be appointed as directors of the Company.

         Immediately upon the above appointments, the following persons will resign as officers and directors of the Company: Wendell R. Anderson, Luis De La Cruz, Leon S. Eplan, Charles C. Evans, Timothy R. Gipe, Joseph F. Startari and Ana Caminas.

         Mr. Galkin and Mr. Menaker shall serve as directors of the Company for a term of one year, expiring at the 2002 Annual Meeting of Shareholders, or until their successors are elected and qualified or until the earlier of death, resignation, removal or disqualification.

         Any vacancies on the board of directors after Closing will be filled by the board. Currently, none of the Company's officers or directors have any employment agreement with the Company, nor are any such agreements currently contemplated.

         MICHAEL GALKIN. Mr. Galkin is the founder of Third Millennium Telecommunications, Inc. He is 38 years old and a resident of New Jersey. After receiving his BA from Skidmore College in 1985, he studied dentistry at the University of Pennsylvania. In 1987, Mr. Galkin established Palm Spring Auto. Palm Spring Auto sold supplemental automobile products, such as cellular phones. At this time Mr. Galkin also consulted for Bell South Wireless on a number of projects including the following:

         o Integration of wireless card terminals in New York City taxi cabs; and

         o Installation of wireless data terminals in delivery trucks for a major New York retailer.

         During this period, Mr. Galkin became a Master Agent for MCI Worldcom Wireless. In 1997, he sold Palm Spring Auto, but retained the Master Agent contract with MCI Worldcom Wireless, with which he began operations at Third Millennium Telecommunications, Inc. (TMTI). Mr. Galkin has served as president, chief executive officer and chairman of the board of TMTI since its inception.

         ROBERT MENAKER. Mr. Robert Menaker is 44 years old and a resident of New Jersey. He has been involved with wireless telecommunication products most of his business career. He graduated from Brooklyn College in 1981 with a B.A. in Accounting. Since 1998, Mr. Menaker has been the Vice President of Marketing for Third Millennium Telecommunications, Inc. From 1996 to 1998 he joined Prudential Securities as a Financial Advisor. From 1989 to 1994, Robert Menaker was self-employed specializing in the sale of cellular phones. In 1994 he merged his business with P&I electronics and became a Master Agent for AT&T Wireless. From 1984 to 1989, Mr. Menaker was the Regional Sales Manager for Audiovox. From 1981 to 1984, Mr. Menaker worked in his family business selling and installing car alarms and cellular phones.

         PRIOR TO RECEIPT OF SHAREHOLDER APPROVAL TO THIS ACTION ONE, THE COMPANY'S BOARD OF DIRECTORS HAD DETERMINED THAT THE SHARE EXCHANGE AND SPLIT OFF WERE FAIR TO THE SHAREHOLDERS AND HAD DECLARED THAT THE SHARE EXCHANGE AGREEMENT, THE SHARE EXCHANGE AND THE SPLIT OFF WERE ADVISABLE AND IN THE BEST INTERESTS OF THE COMPANY AND THE SHAREHOLDERS.

                                   ACTION TWO
                               REVERSE STOCK SPLIT

         The Company's Board of Directors and holders of a majority of the issued and outstanding Common Stock have approved a 1-for-20 reverse stock split of the Company's issued and outstanding Common Stock (the "Reverse Stock Split"). The Reverse Stock Split is expected to be effective on or about September 30, 2001 (the "Effective Date").

         The Reverse Stock Split will decrease the number of issued and outstanding shares of Common Stock to approximately five percent (5%) of its level prior to the Reverse Stock Split (and prior to the issuance of shares of Common Stock to shareholders of TMTI in connection with the Share Exchange). For every twenty shares of Common Stock now owned, the Shareholders would own one share of post-Reverse Stock Split Common Stock. All fractional shares that result from the reverse split will be rounded up to one whole share.

         The number of shares that the Company is authorized to issue will not change as a result of the Reverse Stock Split. Therefore, the number of shares of Common Stock that remain authorized but unissued after the Reverse Stock Split will increase from the number of shares authorized but unissued prior to the Reverse Stock Split.

         Shareholders should be aware that, as a general rule reverse stock splits do not increase or decrease the intrinsic value of a Shareholder's investment. Except for holders of a small number of shares who receive a full share in exchange for a fractional share, the number of shares resulting from a reverse split generally leaves Shareholders with the same proportionate ownership as before the reverse split. However, when the authorized number of shares are not split, existing Shareholders own a smaller percentage of the total number of shares that may be issued. This results in the Company having the ability to issue relatively more shares than prior to the split, and therefore possibly dilute the ownership of existing Shareholders to an extent greater than existed prior to the split.

         The Reverse Stock Split may leave Shareholders with one or more "odd lots" of the Common Stock, i.e., stock in amounts of less than 100 shares. These shares may be more difficult to sell than shares in lots of 100 because the commission on such sales may be greater than the proceeds.

         The Company's Board and holders of a majority of the Common Stock have approved the Reverse Stock Split because they believe that the number of issued and outstanding shares of Common Stock is disproportionately large given the Company's prospective amount of revenue, net income and net worth.

         No ruling from the United States Internal Revenue Service or opinion of counsel will be obtained regarding the Federal income tax consequences to the Shareholders of the Company as a result of the Reverse Stock Split. ACCORDINGLY, EACH SHAREHOLDER IS ENCOURAGED TO CONSULT HIS OR HER TAX ADVISOR REGARDING THE SPECIFIC TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO SUCH SHAREHOLDER, INCLUDING THE APPLICATION AND EFFECT OF STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX LAWS.

         The Company believes that the Reverse Stock Split would be a tax-free recapitalization under U.S. tax law to the Company and its Shareholders. If the Reverse Stock Split qualifies as a recapitalization under Section 368(a)(1)(E) of the Internal Revenue Code of 1986, as amended, a Shareholder of the Company who exchanges his or her shares of the Common Stock solely for shares of the Common Stock received from the Company as a result of the Reverse Stock Split (the "New Common Stock") would recognize no gain or loss for Federal income tax purposes. A Shareholder's aggregate tax basis in his or her shares of the New Common Stock received from the Company as a result of the Reverse Stock Split should be the same as his or her aggregate tax basis in the shares of the Common Stock exchanged therefor. The holding period of shares of the New Common Stock received from the Company as a result of the Reverse Stock Split should include the period during which shares of the Common Stock surrendered in exchange therefor were held, provided all such shares were held as a capital asset on the date of the exchange.

         If the Reverse Stock Split is effected, the per share information and the average number of shares outstanding as presented in previously issued consolidated financial statements and other publicly available information of the Company would be restated following the Closing to reflect the Reverse Stock Split.

         After the Closing of the Share Exchange and Split Off, Shareholders may forward their stock certificates to Corporate Stock Transfer, 3200 Cherry Creek Drive South, Suite 430, Denver Colorado 80209; Telephone: 303-282-4800, together with $20 (plus any handling charges) for each stock certificate requested to be issued or transferred for a new stock certificate representing the post-Reverse Stock Split share amount and bearing the new name of the Company and its new CUSIP Number. A Shareholder is not required to exchange his or her certificate. If stock certificates are being transferred into the same name, no signature guarantee is required; if being transferred to a new name, the stock certificate submitted must be signed and the signature must be guaranteed by a "Medallion Member" bank or broker dealer. A stock power similarly signed and guaranteed will also be acceptable. Until surrendered, outstanding certificates representing shares of the Common Stock held by Shareholders will be deemed for all purposes to represent the number of whole shares of the New Common Stock to which such Shareholders are entitled as a result of the Reverse Split. Shares not presented for exchange promptly after the Closing of the Share Exchange and Split Off will be exchanged at the first time they are presented for transfer.

         There are no appraisal rights in connection with Action Two provided to dissenting Shareholders under the Articles of Incorporation of the Company or the laws of the State of Florida.

                                  ACTION THREE
                   AMENDMENTS TO THE ARTICLES OF INCORPORATION


         The Amendments to the Company's Articles of Incorporation are included as Appendix D to this Information Statement. These amendments to the Company's Articles of Incorporation have been approved by a majority of the Shareholders and the Company's Board of Directors.

AUTHORIZED SHARES OF COMMON STOCK

         The Company's Articles of Incorporation authorize a total of seventy-five million (75,000,000) shares of Common Stock for issuance. As of the Record Date, the Company had a total of 31,899,360 shares of Common Stock issued and outstanding.

         The Company's board of directors and holders of a majority of the Company's issued and outstanding Common Stock have voted to maintain the total authorized shares of Common Stock at seventy-five million (75,000,000) after giving effect to the Reverse Stock Split described in this Information Statement. The Company's Board of Directors has recommended this action in order to have enough shares to issue in connection with the acquisition of the TMTI shares. The Company also believes that it is desirable to have additional authorized shares of Common Stock available for possible future financing, for possible acquisition transactions and other general corporate purposes, although there are no assurances that such transactions will occur. Nevertheless, having such additional authorized shares of Common Stock available for issuance in the future would give the Company greater flexibility and may allow such shares to be issued without the expense and delay of a special shareholders' meeting. Although such issuance of additional shares with respect to future financing and acquisitions will dilute existing Shareholders, management believes such transactions would ultimately increase the value of the Company to its Shareholders.

         The additional shares of stock would be available for issuance by action of the Board of Directors without future action by the Shareholders, unless such action were specifically required by applicable law or rules of any securities market on which the Common Stock may be traded. Although the proposed increase in the authorized but unissued capital stock of the Company could be construed as having potential anti-takeover effects, neither the Board of Directors nor management of the Company views this proposal in that perspective. Nevertheless, the Company could use the additional authorized but unissued shares to frustrate persons seeking to effect a takeover or otherwise gain control of the Company by, for example, privately placing shares to purchasers who might side with the Board of Directors in opposing a hostile takeover bid. The Company is not aware of any such hostile takeover bid at this time. Shares of Common Stock could also be issued to a holder that would thereafter have sufficient voting power to assure that any proposal to amend or repeal the Bylaws of the Company or certain provisions of the Articles of Incorporation would not receive the requisite vote required. Such uses of the stock could render more difficult or discourage an attempt to acquire control of the Company, if such transactions were opposed by the Board of Directors.

NAME CHANGE

         The Company's Board of Directors and holders of a majority of the Common Stock believe that changing the Company's corporate name to Third Millennium Telecommunications, Inc. is justified and appropriate because it will more suitably reflect the Company's future plan of operations to provide telecommunications services. On the date of the Closing, Articles of Amendment will be filed with the State of Florida to effect this name change.

                            PROPOSALS BY SHAREHOLDERS

         Prior to the consummation of the transactions contemplated by Action One, any Shareholder wishing to submit a proposal for inclusion in the proxy statement for the 2002 Annual Meeting, pursuant to the shareholder proposal rules of the Securities and Exchange Commission, should submit the proposal in writing to Timothy R. Gipe, ECOS Group, Inc., 14505 Commerce Way, Suite 400, Miami Lakes, Florida 33016. After consummation of the transactions contemplated by Action One, Shareholders should submit all proposals to Michael Galkin, Third Millennium Telecommunications, Inc., 263 Old New Brunswick Road, Piscataway, New Jersey 08854. Additionally, the Company must receive notice of any shareholder proposal to be submitted at the 2002 Annual Meeting of Shareholders (but not required to be included in our proxy statement) by June 16, 2002, or such proposal will be considered untimely pursuant to Rule 14a-4 and 14a-5(e) under the Exchange Act and the persons named in the proxies solicited by management may exercise discretionary voting authority with respect to such proposal.


                              AVAILABLE INFORMATION

         The Company is subject to the information and reporting requirements of the Exchange Act, and in accordance therewith files periodic reports, proxy statements and other documents and information with the SEC. The Company's officers, directors and principal shareholders are also presently subject to filing requirements, as well as certain restrictions, imposed under the Exchange Act. Such reports, proxy statements and other documents and information may be inspected and copied at the public reference facilities maintained by the SEC at Room 1024, Judicial Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the regional offices of the SEC located at 7 World Trade Center, 13th Floor, New York, New York 10048 and Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material can be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. In addition, copies of such material can be obtained from the Commission's Web Site (http://www.sec.gov). The Company Common Stock is traded on the NYSE. Such reports, proxy statements and other information concerning the Company are also available for inspection at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

         The following documents heretofore filed by the Company under the Exchange Act with the SEC (File No.: 0-16322) are incorporated herein by reference:

                  (1) The Company's Annual Report on Form 10-KSB for the year ended March 31, 2001;

                  (2) The Company's Quarterly Report on Form 10-QSB for the quarter ended June 30, 2001; and

                  (3) The Company's Current Reports on Form 8-K dated August 23, 2001.

         The Company's Annual Report on Form 10-KSB and the Company's Quarterly Report on Form 10-QSB will be delivered to the Shareholders with this Information Statement.

         The Company will provide without charge to each person, including any beneficial owner of such person, to whom a copy of this Information Statement has been delivered, on written or oral request, a copy of any and all of the documents referred to above that have been or may be incorporated by reference herein other than exhibits to such documents (unless such exhibits are specifically incorporated by reference herein). Requests for such copies should be directed to: ECOS Group, Inc., 14505 Commerce Way, Suite 400, Miami Lakes, Florida 33016, Attn: Ana Caminas.

         Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Charles C. Evans
---------------------------------
Charles C. Evans, Chairman of the Board

Miami Lakes, Florida
September 7, 2001

                                   APPENDIX A

                      SHARE EXCHANGE AGREEMENT, AS AMENDED



                            SHARE EXCHANGE AGREEMENT

         THIS SHARE EXCHANGE AGREEMENT (the "Agreement"), dated as of June 14, 2001, is by and among ECOS Group, Inc., a Florida corporation (the "Company"), Third Millennium Telecommunications, Inc., a New Jersey corporation ("TMTI"), each of the shareholders of TMTI (the "Sellers"), and the individuals listed on
Schedule I attached hereto (collectively referred to herein as "EE&G Management"). The Company, TMTI, the Sellers and EE&G Management are collectively referred to herein as the "Parties."

                              W I T N E S S E T H:

         WHEREAS, the Sellers collectively own 100% of the shares of issued and outstanding common stock of TMTI, par value $.001 per share ("TMTI Common Stock"), in the amounts set forth opposite their respective names on Schedule II to this Agreement; and

         WHEREAS, the Company desires to acquire from the Sellers, and the Sellers desire to sell to the Company, 100% of the outstanding TMTI Common Stock in exchange for the issuance and delivery by the Company of an aggregate of 6,875,000 shares of the Company's common stock, par value $.012 per share (the "Common Stock"), after giving effect to the Reverse Split (as defined herein) (the "Share Exchange");

         WHEREAS, upon the achievement of certain financial thresholds by TMTI after Closing, an aggregate of 35,000,000 additional shares of the Common Stock will be delivered to the Sellers on the terms and conditions set forth below;

         WHEREAS, simultaneously with the closing of the Share Exchange, the Company will transfer (i) all of the outstanding shares of its wholly-owned subsidiary, Evans Environmental and Geological Science and Management, Inc. ("EE&G") to EE&G Management and (ii) all of the Company's asset and liabilities to EE&G, in exchange for the cancellation of certain shares of Common Stock and the termination of options to purchase shares of Common Stock, on the terms and conditions set forth below;

         WHEREAS, the Board of Directors and shareholders of each of TMTI and the Company have determined that the transactions contemplated by this Agreement (the "Transactions") are in the best interests of their respective companies and their shareholders and accordingly have agreed to effect the Share Exchange and the transfer of EE&G provided for herein upon the terms and subject to the conditions set forth herein; and

         WHEREAS, it is the intention of the parties to this Agreement that, for federal income tax purposes, the Share Exchange provided for herein shall qualify as a "reorganization" within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code").

         NOW, THEREFORE, in consideration of the premises and of the representations, warranties, covenants and agreements set forth herein, the parties hereto hereby agree as follows:


                                   ARTICLE I
                               EXCHANGE OF SHARES

         1.1 EXCHANGE OF SHARES. Subject to the terms and conditions of this Agreement, on the Closing Date (as hereinafter defined):

                  (a) the Company will issue and deliver to the Sellers an aggregate of 6,875,000 shares of Common Stock (on a post-Reverse Split basis (as defined below)), by delivering to each of the Sellers the number of shares of Common Stock set forth opposite such Seller's name on Schedule II hereto (the "Company Shares"); and

                  (b) the Sellers will transfer and deliver to the Company all of the issued and outstanding shares of TMTI Common Stock with each Seller transferring such number of shares as is set forth opposite such Seller's name on Schedule II hereto, together with an appropriately executed stock power endorsed in favor of the Company.

         1.2 TIME AND PLACE OF CLOSING. The closing of the transactions contemplated hereby (the "Closing") shall take place at the law offices of Akerman, Senterfitt & Eidson, P.A. at One Southeast Third Avenue, 28th Floor, Miami, Florida 33131, within five (5) days following satisfaction (or waiver, as the case may be) of all conditions precedent to Closing set forth in Article XIII below at 10:00 A.M., Miami time, or at such other time and place as the Company and the Sellers may agree (the "Closing Date").

                                   ARTICLE II
                         SPLIT-OFF OF COMPANY SUBSIDIARY

         2.1 SPLIT-OFF OF SUBSIDIARY. At Closing, the Company will transfer (i) all the outstanding and issued shares of common stock, par value $.001 per share, of EE&G (the "EE&G Common Stock") to the members of EE&G Management in the percentages set forth on Schedule I, and (ii) all of the assets of the Company (the "ECOS Assets") to EE&G. In consideration for the transactions set forth in the previous sentence, EE&G Management agrees to (i) deliver to the Company for cancellation or termination (A) 6,259,385 shares of Common Stock (on a pre-Reverse Split basis) and (B) options to purchase 6,009,385 shares of Common Stock (on a pre-Reverse Split basis); and (ii) cause all of the liabilities of the Company either known or unknown incurred up to the date of Closing (the "ECOS Liabilities") to be assumed by EE&G. The ECOS Assets and ECOS Liabilities are more specifically set forth on Item 2.1 of the disclosure schedule of even date herewith which either (i) accompanies this Agreement or
(ii) shall be delivered within five (5) business days of the date hereof, and is incorporated herein by reference (the "Disclosure Schedule").

                                   ARTICLE III
                                   STOCK SPLIT

         3.1 REVERSE STOCK SPLIT. Prior to Closing, the Company agrees to take all corporate action necessary to effect a 1 for 20 reverse stock split immediately prior to Closing with respect to its issued and outstanding Common Stock (the "Reverse Split"). The number of authorized shares of the Common Stock shall remain at 75,000,000 upon completion of the Reverse Split. Prior to Closing, the Company shall have made all necessary filings with, secured all necessary consents from and delivered all notices to, the appropriate regulatory agencies and the Company shareholders with respect to the Reverse Split. Immediately after consummation of the transactions contemplated in Article I and
Article II herein and the Reverse Split, the Company will have 8,519,663 shares of Common Stock issued and outstanding. Of this amount, TMTI shareholders will own 6,875,000 shares of Common Stock immediately after Closing and the shareholders of the Company who owned Common Stock prior to Closing will own 1,281,999 shares of Common Stock and have the right to purchase an additional 362,664 shares of Common Stock upon the exercise of certain warrants and options that were outstanding prior to Closing.

                                   ARTICLE IV
                                   NAME CHANGE

         4.1 NAME CHANGE. Prior to Closing, the Company shall take all corporate action necessary to change the Company's name from ECOS Group, Inc. to Third Millennium Telecommunications, Inc. (or such other name as requested in writing by the Sellers), effective as of the Closing Date.

                                   ARTICLE V
                   CHANGE OF CORPORATE OFFICERS AND DIRECTORS

         5.1 APPOINTMENTS AND RESIGNATIONS. (a) Prior to Closing, the Company shall take such actions to appoint the following persons to become officers and directors of the Company, whose positions shall become effective at Closing:

                                    Robert Manaker
                                    Michael Galkin

         5.2 RESIGNATIONS. (a) Prior to Closing, the Company shall take such actions to accept the resignations of the following persons as officers and directors of the Company, with such resignations becoming effective at Closing:

                                    Charles Evans
                                    Timothy Gipe
                                    Leon Eplan
                                    Ana Caminas
                                    Joseph Startari
                                    Luis de la Cruz
                                    Wendell Anderson

         5.3 INFORMATION STATEMENT. The Parties understand that the transactions contemplated by this Agreement may not be consummated until at least twenty (20) calendar days following filing by the Company of information required under Rule 14-f and 14-c of the Securities Exchange Act of 1934, as amended (the "Exchange Act") with the Securities and Exchange Commission (the "SEC") and mailing of such information to all of the Company's shareholders. The Company agrees to make such filing after the execution of the Agreement. TMTI and the Sellers agree to cooperate with the Company and provide the Company with such information as may be necessary to complete such filing. The Company further represents that such filing will be accurate and complete in all material respects.

                                   ARTICLE VI
                              PERFORMANCE EARN-OUT

         6.1 PERFORMANCE EARN-OUT. At the Closing, the Company shall issue to the Sellers a total of 35,000,000 shares of Common Stock (on post-Reverse Split basis) (the "Held Back Shares") in the names of the Sellers in such amounts as are set forth on Schedule II. The Held Back Shares will be held by the Company in escrow until TMTI achieves the Performance Threshold (as defined below). At such time as TMTI has achieved at least $3,000,000 in revenues and at least $150,000 in net pre-tax income over a trailing three-month period beginning after the Closing Date (the "Performance Threshold"), the Company shall deliver the Held Back Shares to the Sellers. The determination of whether the Performance Threshold has been achieved shall be determined in accordance with generally accepted accounting principles, applied on a basis consistent throughout all applicable periods, shall be reviewed and ratified by the Company's independent accountants, and shall be certified in writing by the Company's Chief Executive Officer. If the Performance Threshold is not achieved within three (3) years after the Closing Date, the Held Back Shares will be cancelled and shall not be delivered to the Sellers. Until the Performance Threshold is achieved, all Held Back Shares shall be deemed to be owned by the Company and the Company shall be entitled to vote the Held Back Shares. All cash payable as a result of any cash dividend with respect to the Held Back Shares shall be paid to the Company. The Company agrees to abstain from voting the Held Back Shares with respect to any matter that is presented for a vote to the holders of the Common Stock.

                                  ARTICLE VII
                       REPRESENTATIONS OF EE&G MANAGEMENT

         Each member of EE&G Management represents and warrants to the Company that as of the date of this Agreement and as of Closing:

         7.1 POWER AND AUTHORITY. Each member of EE&G Management has the requisite competence and authority to execute and deliver this Agreement and to perform his respective obligations hereunder.

         7.2 ENFORCEABILITY. This Agreement has been duly executed and delivered by each member of EE&G Management and constitutes the legal, valid and binding obligation of each of them, enforceable against each of them in accordance with its terms, except as may be affected by applicable bankruptcy, insolvency, reorganization, moratoria or similar laws affecting the enforcement of creditors' rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefor may be brought.

         7.3 COMMON STOCK AND OPTIONS. Each member of EE&G Management is the sole record and beneficial owner of all of the Common Stock set forth following his name on Schedule I, and owns the Common Stock free and clear of all Liens, restrictions and claims of any kind. All of the shares of Common Stock held by each member of EE&G Management (i) have been duly authorized and validly issued and is fully paid, (ii) were issued in compliance with all applicable state and federal securities laws, (iii) were not issued in violation of any preemptive rights or rights of first refusal and (iv) were issued for not less than fair market value in exchange for lawful consideration. There are no proxies, voting rights or other agreements or understandings with respect to the voting or transfer of the Common Stock. None of the options to purchase Common Stock previously granted to members of EE&G Management and set forth on Schedule I have been assigned or otherwise transferred.

         7.4 BROKERS AND CONSULTANTS. All negotiations relative to this Agreement and the transactions contemplated hereby have been carried out by EE&G Management directly with the Company without the intervention of any Person on behalf of EE&G Management in such a manner as to give rise to any valid claim by any Person against EE&G Management for a finder's fee, brokerage commission or similar payment.

                                  ARTICLE VIII
                        REPRESENTATIONS AND WARRANTIES OF
                         THE COMPANY AND EE&G MANAGEMENT

         The Company and each member of EE&G Management represent and warrant to each of the Sellers that as of the date of this Agreement and as of the Closing:

         8.1 DUE ORGANIZATION AND QUALIFICATION; SUBSIDIARIES; DUE
AUTHORIZATION.

                  (a) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of formation, with full corporate power and authority to own, lease and operate its business and properties and to carry on its business in the places and in the manner as presently conducted or proposed to be conducted. The Company is in good standing as a foreign corporation in each jurisdiction in which the properties owned, leased or operated, or the business conducted, by it requires such qualification except for any such failure, which when taken together with all other such failures, is not likely to have a Material Adverse Effect (as defined herein) on the business of the Company and its subsidiaries taken as a whole.

                  (b) Except for EE&G, the Company does not own, directly or indirectly, any capital stock, equity or interest in any corporation, firm, partnership, joint venture or other entity.

                  (c) The Company has all requisite corporate power and authority to execute and deliver this Agreement, and to consummate the Transactions. The Company has taken all corporate action necessary for the execution and delivery of this Agreement and the consummation of the Transactions, and this Agreement constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as may be affected by bankruptcy, insolvency, moratoria or other similar laws affecting the enforcement of creditors' rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefor may be brought.

         8.2 NO CONFLICTS OR DEFAULTS. The execution and delivery of this Agreement by the Company and the consummation of the transactions contemplated hereby do not and shall not (a) contravene the Articles of Incorporation or Bylaws of the Company or (b) with or without the giving of notice or the passage of time (i) violate, conflict with, or result in a breach of, or a default or loss of rights under, any material covenant, agreement, mortgage, indenture, lease, instrument, permit or license to which the Company is a party or by which the Company is bound, or any judgment, order or decree, or any law, rule or regulation to which the Company is subject, (ii) result in the creation of, or give any party the right to create, any lien, charge, encumbrance or any other right or adverse interest ("Liens") upon any of the assets of the Company, (iii) terminate or give any party the right to terminate, amend, abandon or refuse to perform, any material agreement, arrangement or commitment to which the Company is a party or by which the Company's assets are bound, or (iv) accelerate or modify, or give any party the right to accelerate or modify, the time within which, or the terms under which, the Company is to perform any duties or obligations or receive any rights or benefits under any material agreement, arrangement or commitment to which it is a party.

         8.3 CAPITALIZATION. The authorized capital stock of the Company consists of (i) 75,000,000 shares of Common Stock of which 31,899,360 shares (on a pre-Reverse Split basis) are issued and outstanding (ii) 5,000,000 shares of Series A Preferred Stock, par value $.001 per share, of which there were no shares issued or outstanding and 1,000,000 shares of Series B Preferred Stock, par value $.001 per share, of which there were no shares issued or outstanding. The Company further has 10,802,467 shares of Common Stock issuable upon exercise of stock options (on a pre-Reverse Split basis) and 2,460,193 shares of Common Stock issuable upon exercise of stock warrants (on a pre-Reverse Split basis, including warrants to purchase Series A Preferred Stock, which are convertible into 2,285,193 shares of Common Stock). On a fully diluted basis, assuming full exercise of all Company options and warrants, the Company would have 45,162,020 shares of Common Stock issued and outstanding (on a pre-Reverse Split basis). All of the outstanding shares of Common Stock are, and the Company Shares when issued in accordance with the terms hereof, will be, duly authorized, validly issued, fully paid and nonassessable, and have not been or, with respect to the Company Shares, will not be issued in violation of any preemptive right of shareholders. The Common Stock is not subject to any preemptive or subscription right, any voting trust agreement or other contract, agreement, arrangement, option, warrant, call, commitment or other right of any character obligating or entitling the Company to issue, sell, redeem or repurchase any of its securities, and with the exception of the options and warrants described herein, there are no outstanding securities of any kind convertible into, or exercisable or exchangeable for, Common Stock.

         8.4 FINANCIAL STATEMENTS. Item 8.4 to the Disclosure Schedule contains copies of the consolidated balance sheets of the Company at March 31, 2001 and 2000 and the related statements of operations, shareholders' equity and cash flows for the fiscal years then ended, including the notes thereto, as audited by Morrison, Brown, Argiz & Company, certified public accountants (all such financial statements being the "Company Financial Statements"). The Company Financial Statements, together with the notes thereto, have been prepared in accordance with U.S. generally accepted accounting principles applied on a basis consistent throughout all periods presented, subject to audit adjustments, which are not expected to be material. Such statements present fairly the financial position of the Company as of the dates and for the periods indicated.

         8.5 FURTHER FINANCIAL MATTERS. The Company does not have any material liabilities or obligations, whether secured or unsecured, accrued, determined, absolute or contingent, asserted or unasserted or otherwise, which are required to be reflected or reserved in a balance sheet or the notes thereto under generally accepted accounting principles, but which are not reflected in the Company Financial Statements.

         8.6 TAXES. Except as indicated in Item 8.6 of the Disclosure Schedule, the Company has filed all United States federal, state, county, local and foreign national, provincial and local returns and reports which were required to be filed on or prior to the date hereof in respect of all income, withholding, franchise, payroll, excise, property, sales, use, value-added or other taxes or levies, imposts, duties, license and registration fees, charges, assessments or withholdings of any nature whatsoever (together, "Taxes"), and has paid all Taxes (and any related penalties, fines and interest) which have become due pursuant to such returns or reports or which otherwise have become payable, or, to the extent its liability for any Taxes (and any related penalties, fines and interest) has not been fully discharged, the same have been properly reflected as a liability on the books and records of the Company and adequate reserves therefore have been established. All such returns and reports filed on or prior to the date hereof have been properly prepared and are true, correct (and to the extent such returns reflect judgments made by the Company, as the case may be, such judgments were reasonable under the circumstances) and complete in all material respects. Except as indicated in Item 8.6 of the Disclosure Schedule, no tax return or tax return liability of the Company has been audited or, presently is under audit. Except as indicated in Item 8.6 of the Disclosure Schedule, the Company has not given or been requested to give waivers of any statute of limitations relating to the payment of any Taxes (or any related penalties, fines and interest). There are no claims pending or, to the knowledge of the Company, threatened, against the Company for past due Taxes. All payments for withholding taxes, unemployment insurance and other amounts required to be paid for periods prior to the date hereof to any governmental authority in respect of employment obligations of the Company, including, without limitation, amounts payable pursuant to the Federal Insurance Contributions Act or in respect of other payments to other parties, have been paid or shall be paid prior to the Closing and have been duly provided for on the books and records of the Company and in the Company Financial Statements.

         8.7 INDEBTEDNESS; CONTRACTS; NO DEFAULTS.

                  (a) Item 8.7 of the Disclosure Schedule sets forth a true, complete and correct list of all material instruments, agreements, indentures, mortgages, guarantees, notes, commitments, accommodations, letters of credit or other arrangements or understandings, whether written or oral, to which the Company is a party (the "Company Operating Agreements").

                  (b) Except as disclosed in Item 8.7 of the Disclosure Schedule, neither the Company, nor, to the Company's knowledge, any other person or entity is in breach in any material respect of, or in default in any material respect under, any material contract, agreement, arrangement, commitment or plan to which the Company is a party, and no event or action has occurred, is pending or, to the knowledge of the Company, is threatened, which, after the giving of notice, passage of time or otherwise, would constitute or result in such a material breach or material default by the Company or, to the knowledge of the Company, any other person or entity. The Company has not received any notice of default under any contract, agreement, arrangement, commitment or plan to which it is a party, which default has not been cured to the satisfaction of, or duly waived by, the party claiming such default on or before the date hereof.

         8.8 PERSONAL PROPERTY.

                   (a) The Company has good and marketable title to all of its tangible personal property and assets, including, without limitation, all of the assets reflected in the Company Financial Statements that have not been disposed of in the ordinary course of business and such property is free and clear of all Liens or mortgages.

         8.9 REAL PROPERTY.

                  (a) Item 8.9 of the Disclosure Schedule sets forth a true and complete list of all real property owned by, or leased or subleased by or to, the Company. The Company has good and marketable title to all of its owned real property, including, without limitation, all of the assets reflected in the Company Financial Statements that have not been disposed of in the ordinary course of business and such property is free and clear of all Liens or mortgages.

                  (b) Except as set forth in Item 8.9 of the Disclosure Statement, each lease to which the Company is a party is valid, binding and in full force and effect with respect to the Company and, to the knowledge of the Company, all other parties thereto; no notice of default or termination under any such lease is outstanding.

         8.10 COMPLIANCE WITH LAW.

                  (a) The Company is not conducting its business or affairs in material violation of any applicable federal, state or local law, ordinance, rule, regulation, court or administrative order, decree or process, or any requirement of insurance carriers. The Company has not received any notice of violation or claimed violation of any such law, ordinance, rule, regulation, order, decree, process or requirement.

                  (b) The Company is in compliance in all material respects with all applicable federal, state, local and foreign laws and regulations relating to the protection of the environment and human health. There are no claims, notices, actions, suits, hearings, investigations, inquiries or proceedings pending or, to the knowledge of the Company, threatened against the Company that are based on or related to any environmental matters or the failure to have any required environmental permits, and there are no past or present conditions that the Company has reason to believe are likely to give rise to any material liability or other obligations of the Company under any environmental laws.

         8.11 PERMITS AND LICENSES. The Company has all certificates of occupancy, rights, permits, certificates, licenses, franchises, approvals and other authorizations as are reasonably necessary to conduct its business and to own, lease, use, operate and occupy its assets, at the places and in the manner now conducted and operated, except those the absence of which would not materially adversely affect its business. The Company has not received any written or oral notice or claim pertaining to the failure to obtain any material permit, certificate, license, approval or other authorization required by any federal, state or local agency or other regulatory body, the failure of which to obtain would materially and adversely affect its business.

         8.12 ORDINARY COURSE. Since March 31, 2001, the Company has conducted its business, maintained its real property and equipment and kept its books of account, records and files, substantially in the same manner as previously conducted, maintained or kept and solely in the ordinary course.

         8.13 NO ADVERSE CHANGES. Since March 31, 2001, there have not been (a) any Material Adverse Change in the business, the financial or other condition, or the respective assets or liabilities of the Company as reflected in the Company Financial Statements, (b) any material loss sustained by the Company, including, but not limited to any loss on account of theft, fire, flood, explosion, accident or other calamity, whether or not insured, which has materially and adversely interfered, or may materially and adversely interfere, with the operation of the Company's business, or (c) to the best knowledge of the Company, any event, condition or state of facts, including, without limitation, the enactment, adoption or promulgation of any law, rule or regulation, the occurrence of which materially and adversely does or would affect the results of operations or the business or financial condition of the Company. "Material Adverse Change (or Effect)" means a change (or effect) in the condition (financial or otherwise), properties, assets, prospects, liabilities, rights, obligations, operations, or business which change (or effect), individually or in the aggregate, is materially adverse to such condition, properties, assets, liabilities, rights, obligations, operations, or business.

         8.14 LITIGATION. Except as disclosed in Item 8.14 of the Disclosure Schedule (and which EE&G will assume at Closing), (a) there is no claim, dispute, action, suit, proceeding or investigation pending or, to the knowledge of the Company, threatened, against or affecting the business of the Company, or challenging the validity or propriety of the transactions contemplated by this Agreement, at law or in equity or admiralty or before any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, nor to the knowledge of the Company, has any such claim, dispute, action, suit, proceeding or investigation been pending or threatened, during the 12-month period preceding the date hereof; (b) there is no outstanding judgment, order, writ, ruling, injunction, stipulation or decree of any court, arbitrator or federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, against or materially affecting the business of the Company ; and (c) the Company has not received any written or verbal inquiry from any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality concerning the possible violation of any law, rule or regulation or any matter disclosed in respect of its business.

         8.15 INSURANCE. The Company maintains insurance against all risks customarily insured against by companies in its industry. All such policies are in full force and effect, and the Company has not received any notice from any insurance company suspending, revoking, modifying or canceling (or threatening such action) any insurance policy issued to it.

         8.16 CERTIFICATE OF INCORPORATION AND BY-LAWS; MINUTE BOOKS. The copies of the Articles of Incorporation and Bylaws (or similar governing documents) of the Company and all amendments to each which have been or will be delivered to Sellers are true, correct and complete. The minute books of the Company contain true and complete records of all meetings and consents in lieu of meetings of its Board of Directors (and any committees thereof), or similar governing bodies, since the time of its organization. The stock books of the Company are true, correct and complete.

         8.17 EMPLOYEE BENEFIT PLANS. The Company does not maintain, nor has the Company maintained in the past, any employee benefit plans ("as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), or any plans, programs, policies, practices, arrangements or contracts (whether group or individual) providing for payments, benefits or reimbursements to employees of the Company, former employees, their beneficiaries and dependents under which such employees, former employees, their beneficiaries and dependents are covered through an employment relationship with the Company, any entity required to be aggregated in a controlled group or affiliated service group with the Company for purposes of ERISA or the Internal Revenue Code of 1986 (the "Code") (including, without limitation, under Section 414(b), (c), (m) or (o) of the Code or Section 4001 of ERISA, at any relevant time ("Benefit Plans").

         8.18 PATENTS, TRADEMARKS AND INTELLECTUAL PROPERTY RIGHTS. The Company does not own or possess any patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, internet web site(s) or proprietary rights of any nature.

         8.19 BROKERS AND CONSULTANTS. All negotiations relative to this Agreement and the transactions contemplated hereby have been carried out by the Company directly with the Sellers without the intervention of any person on behalf of the Company in such a manner as to give rise to any valid claim by any person against the Company for a finder's fee, brokerage commission or similar payment.

         8.20 AFFILIATE TRANSACTIONS. Except as disclosed in Item 8.20 of the Disclosure Schedule, no officer, director or employee of the Company (or any of the relatives or Affiliates of any of the aforementioned Persons) is a party to any agreement, contract, commitment or transaction with the Company or affecting the business of the Company, or has any interest in any property, whether real, personal or mixed, or tangible or intangible, used in or necessary to the Company which will subject the Sellers to any liability or obligation from and after the Closing Date.

         8.21 TRADING. The Company's Common Stock is currently and at Closing will be quoted on the National Association of Securities Dealers ("NASD") Over-the-Counter Bulletin Board ("OTC"), and the Company has not received any notice that its Common Stock is subject to being removed therefrom. The Company and EE&G Management are unaware of any facts or circumstances which may cause the Company's Common Stock to be removed from quotation on the OTC.

         8.22 COMPLIANCE. To the Company's knowledge, the Company has complied with all applicable foreign, federal and state laws, rules and regulations, including, without limitation, the requirements of the Exchange Act and the Securities Act of 1933, as amended (the "Act"), and is current in its filings with the SEC.

         8.23 ACCURACY OF INFORMATION FURNISHED. No representation, statement or information made or provided by the Company and/or EE&G Management contained in this Agreement (including, without limitation, the Disclosure Schedule attached hereto) or any agreement executed in connection herewith or in any certificate delivered pursuant hereto or thereto, contains or shall contain any untrue statement of a material fact or omits or shall omit any material fact necessary to make the information contained therein not misleading. The Company and EE&G management has provided, or will provide prior to Closing, TMTI with true, accurate and complete copies of all documents listed or described in the Disclosure Schedule attached hereto.

         8.24 SEC FILINGS. To the knowledge of the Company or EE&G Management, none of the filings made by the Company under the Act or the Exchange Act make any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

                                   ARTICLE IX
          REPRESENTATIONS AND WARRANTIES OF TMTI AND MANAGEMENT SELLERS

         TMTI and each of Michael Galkin and Rob Manaker (the "Management Sellers") represent and warrant to the Company that as of the date of the Agreement and/or as of the Closing:

         9.1 DUE ORGANIZATION AND QUALIFICATION; SUBSIDIARIES; DUE
AUTHORIZATION.

                  (a) TMTI is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of formation, with full corporate power and authority to own, lease and operate its business and properties and to carry on its business in the places and in the manner as presently conducted or proposed to be conducted. TMTI is in good standing as a foreign corporation in each jurisdiction in which the properties owned, leased or operated, or the business conducted, by it requires such qualification except for any such failure, which when taken together with all other such failures, is not likely to have a Material Adverse Effect on the business of TMTI.

                  (b) TMTI does not own, directly or indirectly, any capital stock, equity or interest in any corporation, firm, partnership, joint venture or other entity.

                  (c) TMTI has all requisite power and authority to execute and deliver this Agreement, and to consummate the transactions contemplated hereby. TMTI has taken all corporate action necessary for the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, and this Agreement constitutes the valid and binding obligation of TMTI enforceable against TMTI in accordance with its terms, except as may be affected by bankruptcy, insolvency, moratoria or other similar laws affecting the enforcement of creditors' rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought.

         9.2 NO CONFLICTS OR DEFAULTS. The execution and delivery of this Agreement by TMTI and the consummation of the transactions contemplated hereby do not and shall not (a) contravene the Certificate of Incorporation or Bylaws of TMTI, or (b) with or without the giving of notice or the passage of time, (i) violate, conflict with, or result in a breach of, or a default or loss of rights under, any material covenant, agreement, mortgage, indenture, lease, instrument, permit or license to which TMTI is a party or by which TMTI or any of its assets are bound, or any judgment, order or decree, or any law, rule or regulation to which TMTI or any of its assets are subject, (ii) result in the creation of, or give any party the right to create, any Lien upon any of the assets of TMTI,
(iii) terminate or give any party the right to terminate, amend, abandon or refuse to perform, any material agreement, arrangement or commitment to which TMTI is a party or by which TMTI or any of its assets are bound, or (iv) accelerate or modify, or give any party the right to accelerate or modify, the time within which, or the terms under which, TMTI is to perform any duties or obligations or receive any rights or benefits under any material agreement, arrangement or commitment to which it is a party.

         9.3 CAPITALIZATION. The authorized capital stock of TMTI immediately prior to giving effect to the transactions contemplated hereby consists of 20,000,000 shares of TMTI Common Stock of which as of the date hereof 11,300,000 shares of Common Stock are issued and outstanding. Set forth in Schedule II is a true and accurate list of all shareholders of TMTI, setting forth their names, addresses and number of shares owned. All of the outstanding shares of TMTI Common Stock are, and TMTI Common Stock when transferred in accordance with the terms hereof, will be, duly authorized, validly issued, fully paid and non-assessable, and have not been or, with respect to TMTI Shares, will not be transferred in violation of any rights of third parties. The TMTI Shares are not subject to any preemptive or subscription right, any voting trust agreement or other contract, agreement, arrangement, option, warrant, call, commitment or other right of any character obligating or entitling TMTI to issue, sell, redeem or repurchase any of its securities. There are no other outstanding securities of any kind of TMTI, including any options, warrants or debentures, convertible into, exercisable or exchangeable for TMTI Common Stock.

         9.4 FINANCIAL STATEMENTS. Exhibit 9.4 to the Disclosure Schedule contains copies of the consolidated balance sheets of TMTI at December 31, 2000 and 1999, and the related statements of operations, shareholders' equity and cash flows for the periods then ended, including the notes thereto, as audited by Sobel & Co., LLC, certified public accountants (all such statements being the "TMTI Financial Statements"). The TMTI Financial Statements, together with the notes thereto, have been prepared in accordance with U.S. generally accepted accounting principles applied on a basis consistent throughout all periods presented, subject to audit adjustments, which are not expected to be material. Such statements present fairly the financial position of TMTI as of the dates and for the periods indicated.

         9.5 FURTHER FINANCIAL MATTERS.

                  (a) Except as set forth in Item 9.5(a) to the Disclosure Schedule, TMTI does not have any material liabilities or obligations, whether secured or unsecured, accrued, determined, absolute or contingent, asserted or unasserted or otherwise, which are required to be reflected or reserved in a balance sheet or the notes thereto under generally accepted accounting principles, but which are not reflected in the TMTI Financial Statements.

                  (b) Attached as Item 9.5(b) of the Disclosure Schedule are true and complete copies of forecasted operations statements and cash flow statements of TMTI. These forecasts were prepared in good faith on the assumptions stated therein, which assumptions were believed to be reasonable in light of conditions existing at the time of delivery of such forecasts, and represented, at the time of delivery, TMTI's best estimate of its future financial performance, it being recognized that such forecasts do not constitute a warranty as to the future performance of TMTI and that actual results may vary from forecasted results.

         9.6 TAXES. Except as indicated in Item 9.6 of the Disclosure Schedule, TMTI has filed all United States federal, state, county, local and foreign national, provincial and local Tax returns and reports which were required to be filed on or prior to the date hereof, and has paid all Taxes (and any related penalties, fines and interest) which have become due pursuant to such returns or reports or which otherwise have become payable, or, to the extent its liability for any Taxes (and any related penalties, fines and interest) has not been fully discharged, the same have been properly reflected as a liability on the books and records of TMTI and adequate reserves therefore have been established. All such returns and reports filed on or prior to the date hereof have been properly prepared and are true, correct (and to the extent such returns reflect judgments made by TMTI, as the case may be, such judgments were reasonable under the circumstances) and complete in all material respects. Except as indicated in 9.6 of the Disclosure Schedule, no extension for the filing of any such return or report is currently in effect. Except as indicated in Item 9.6 of the Disclosure Schedule, no tax return or tax return liability of TMTI has been audited or, presently under audit. All taxes and any penalties, fines and interest which have been asserted to be payable as a result of any audits have been paid. Except as indicated in Item 9.6 of the Disclosure Schedule, TMTI has not given or been requested to give waivers of any statute of limitations relating to the payment of any Taxes (or any related penalties, fines and interest). There are no claims pending or, to the knowledge of TMTI, threatened, against TMTI for past due Taxes. Except as indicated in Item 9.6 of the Disclosure Statement, all payments for withholding taxes, unemployment insurance and other amounts required to be paid for periods prior to the date hereof to any governmental authority in respect of employment obligations of TMTI, including, without limitation, amounts payable pursuant to the Federal Insurance Contributions Act or in respect of other payments to other parties, have been paid or shall be paid prior to the Closing and have been duly provided for on the books and records of TMTI and in the TMTI Financial Statements.

         9.7 INDEBTEDNESS; CONTRACTS; NO DEFAULTS.

                  (a) Item 9.7 of the Disclosure Schedule sets forth a true, complete and correct list of all material instruments, agreements, indentures, mortgages, guarantees, notes, commitments, accommodations, letters of credit or other arrangements or understandings, whether written or oral, to which TMTI is a party (collectively, the "TMTI Operating Agreements"). An agreement shall not be considered material for the purposes of this Section 9.7(a) if it provides for expenditures or receipts of less than $10,000 and has been entered into by TMTI in the ordinary course of business. The TMTI Operating Agreements constitute all of the contracts, agreements, understandings and arrangements required for the operation of the business of TMTI or which have a material effect thereon. Copies of all such material written TMTI Operating Agreements have previously been delivered or otherwise made available to the Company and such copies are true, complete and correct as of the date hereof.

                  (b) Except as disclosed in Item 9.7 of the Disclosure Schedule, neither TMTI, nor, to TMTI's knowledge, any other person or entity is in breach in any material respect of, or in default in any material respect under, any material contract, agreement, arrangement, commitment or plan to which TMTI is a party, and no event or action has occurred, is pending or is threatened, which, after the giving of notice, passage of time or otherwise, would constitute or result in such a material breach or material default by TMTI or, to the knowledge of TMTI, any other person or entity. Neither TMTI has received any notice of default under any contract, agreement, arrangement, commitment or plan to which it is a party, which default has not been cured to the satisfaction of, or duly waived by, the party claiming such default on or before the date hereof.

         9.8 PERSONAL PROPERTY. Except as set forth in Item 9.8 of the Disclosure Schedule, TMTI has good and marketable title to all of its tangible personal property and assets, including, without limitation, all of the assets reflected in the TMTI Financial Statements that have not been disposed of in the ordinary course of business since December 31, 2000, free and clear of all Liens or mortgages, except for any Lien for current taxes to yet due and payable and such restrictions, if any, on the disposition of securities as may be imposed by federal or applicable state securities laws.

         9.9 REAL PROPERTY.

                  (a) Item 9.9 of the Disclosure Schedule sets forth a true and complete list of all real property owned by, or leased or subleased by or to, TMTI (the "TMTI Real Property"). TMTI has good and marketable title to all of its real property, including, without limitation, all of the assets reflected in the TMTI Financial Statements that have not been disposed of in the ordinary course of business since December 31, 2000, free and clear of all Liens or mortgages, except for any Lien for current taxes not yet due and payable and such restrictions, if any, on the disposition of securities as may be imposed by federal or applicable state securities laws.

                  (b) Except as set forth in Item 9.9 of the Disclosure Statement, each lease to which TMTI is a party is valid, binding and in full force and effect with respect to TMTI, as the case may be, and, to the knowledge of TMTI, all other parties thereto; no notice of default or termination under any such lease is outstanding.

         9.10 COMPLIANCE WITH LAW.

                  (a) Except as set forth in Item 9.10 of the Disclosure Schedule, TMTI is not conducting its business or affairs in material violation of any applicable federal, state or local law, ordinance, rule, regulation, court or administrative order, decree or process, or any requirement of insurance carriers. TMTI has not received any notice of violation or claimed violation of any such law, ordinance, rule, regulation, order, decree, process or requirement.

                  (b) TMTI is in compliance in all material respects with all applicable federal, state, local and foreign laws and regulations relating to the protection of the environment and human health. There are no claims, notices, actions, suits, hearings, investigations, inquiries or proceedings pending or, to the knowledge of TMTI, threatened against TMTI that are based on or related to any environmental matters or the failure to have any required environmental permits, and there are no past or present conditions that TMTI has reason to believe are likely to give rise to any material liability or other obligations of TMTI under any environmental laws.

         9.11 PERMITS AND LICENSES. Except as set forth in Item 9.11 of the Disclosure Schedule, TMTI has all certificates of occupancy, rights, permits, certificates, licenses, franchises, approvals and other authorizations as are reasonably necessary to conduct its business and to own, lease, use, operate and occupy its assets, at the places and in the manner now conducted and operated, except those the absence of which would not materially adversely affect its business. Except as set forth in Item 9.11 of the Disclosure Schedule, as of the date hereof, TMTI has not received any written or oral notice or claim pertaining to the failure to obtain any material permit, certificate, license, approval or other authorization required by any federal, state or local agency or other regulatory body, the failure of which to obtain would materially and adversely affect its business.

         9.12 ORDINARY COURSE. Except as set forth in Item 9.12 of the Disclosure Schedule, since December 31, 2000 TMTI has conducted its business, maintained its real property and equipment and kept its books of account, records and files, substantially in the same manner as previously conducted, maintained or kept and solely in the ordinary course.

         9.13 NO ADVERSE CHANGES. Except as set forth in Item 9.13 of the Disclosure Schedule, since December 31, 2000, there has not been (a) any Material Adverse Change in the business, prospects, the financial or other condition, or the assets or liabilities of TMTI as reflected in the TMTI Financial Statements, (b) any material loss sustained by TMTI, including, but not limited to any loss on account of theft, fire, flood, explosion, accident or other calamity, whether or not insured, which has materially and adversely interfered, or may materially and adversely interfere, with the operation of TMTI's business, or (c) to the best knowledge of TMTI, any event, condition or state of facts, including, without limitation, the enactment, adoption or promulgation of any law, rule or regulation, the occurrence of which materially and adversely does or would affect the results of operations or the business or financial condition of TMTI.

         9.14 LITIGATION. (a) Except as set forth in Item 9.14 of the Disclosure Schedule, there is no claim, dispute, action, suit, proceeding or investigation pending or, to the knowledge of TMTI, threatened, against or affecting the business of TMTI, or challenging the validity or propriety of the transactions contemplated by this Agreement, at law or in equity or admiralty or before any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, nor to the knowledge of TMTI, has any such claim, dispute, action, suit, proceeding or investigation been pending or threatened, during the 12-month period preceding the date hereof; (b) there is no outstanding judgment, order, writ, ruling, injunction, stipulation or decree of any court, arbitrator or federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, against or materially affecting the business of TMTI; and (c) TMTI has not received any written or verbal inquiry from any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality concerning the possible violation of any law, rule or regulation or any matter disclosed in respect of its business.

         9.15 INSURANCE. TMTI maintains insurance against all risks customarily insured against by companies in its industry. All such policies are in full force and effect, and TMTI has not received any notice from any insurance company suspending, revoking, modifying or canceling (or threatening such action) any insurance policy issued to TMTI.

         9.16 CERTIFICATE OF INCORPORATION AND BY-LAWS; MINUTE BOOKS. The copies of the Certificate of Incorporation and Bylaws (or similar governing documents) of TMTI and all amendments to each which have been or will be delivered to the Company are true, correct and complete. The minute books of TMTI contain true and complete records of all meetings and consents in lieu of meetings of its Board of Directors (and any committees thereof), or similar governing bodies, since the time of its organization. The stock books of TMTI are true, correct and complete.

         9.17 EMPLOYEE BENEFIT PLANS. Except as set forth in Item 9.17 of the Disclosure Schedule, TMTI does not maintain, and TMTI has not maintained in the past, any employee benefit plans ("as defined in Section 3(3) of the "ERISA"), or any plans, programs, policies, practices, arrangements or contracts (whether group or individual) providing for payments, benefits or reimbursements to employees of TMTI, former employees, their beneficiaries and dependents under which such employees, former employees, their beneficiaries and dependents are covered through an employment relationship with TMTI, any entity required to be aggregated in a controlled group or affiliated service group with TMTI for purposes of ERISA or the Internal Revenue Code of 1986 (the "Code") (including, without limitation, under Section 414(b), (c), (m) or (o) of the Code or Section 4001 of ERISA, at any relevant time ("TMTI Benefit Plans").

         9.18 PATENTS; TRADEMARKS AND INTELLECTUAL PROPERTY RIGHTS. Set forth in
Item 9.18 of the Disclosure Schedule is a listing of all patents, trademarks and intellectual property rights owned or possessed by TMTI which are material to the conduct of the business. TMTI owns or possesses sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, internet web site(s) proprietary rights and processes necessary for its business as now conducted without any conflict with or infringement of the rights of others. There are no outstanding options, licenses or agreements of any kind relating to the foregoing, and TMTI is not bound by, or a party to, any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes of any other person or entity.

         9.19 BROKERS AND CONSULTANTS. Except with respect to the individuals listed on Item 9.19 of the Disclosure Schedule, all negotiations relative to this Agreement and the transactions contemplated hereby have been carried out by TMTI directly with the Company without the intervention of any Person on behalf of TMTI in such a manner as to give rise to any valid claim by any Person against TMTI or the Company for a finder's fee, brokerage commission or similar payment.

         9.20 AFFILIATE TRANSACTIONS. Except as disclosed in Item 9.20 of the Disclosure Schedule, neither TMTI nor any officer, director or employee of TMTI (or any of the relatives or Affiliates of any of the aforementioned Persons) is a party to any agreement, contract, commitment or transaction with TMTI or affecting the business of TMTI, or has any interest in any property, whether real, personal or mixed, or tangible or intangible, used in or necessary to TMTI which will subject the Company to any liability or obligation from and after the Closing Date.

         9.21 CUSTOMERS. Listed in Item 9.21 of the Disclosure Statement are the names of the ten largest customers (by sales revenue) of the products of TMTI, their annual purchases of such products for the fiscal year ended December 31, 2000 and any exclusivity provisions. TMTI has previously furnished to the Company, or will furnish prior to Closing, all copies of all written agreements between TMTI and any such customers. Except as disclosed on Item 9.21 of the Disclosure Statement, TMTI has not received any written notice that any such customer has ceased or will cease being a customer for TMTI, or has substantially reduced, or will substantially reduce, its volume of purchases of products or services of TMTI.

         9.22 ACCURACY OF INFORMATION FURNISHED. No representation, statement or information made or provided by TMTI and/or the Management Sellers contained in this Agreement (including, without limitation, the Disclosure Schedule and the Schedules attached hereto) or any agreement executed in connection herewith or in any certificate delivered pursuant hereto or thereto, contains or shall contain any untrue statement of a material fact or omits or shall omit any material fact necessary to make the information contained therein not misleading. TMTI and the Management Sellers have provided (or will provide prior to Closing) the Company with true, accurate and complete copies of all documents listed or described in the Disclosure Schedule attached hereto.

                                   ARTICLE X
                  REPRESENTATIONS AND WARRANTIES OF THE SELLERS

         Each Seller represents and warrants to the Company that as of the date of this Agreement and as of Closing:

         10.1 POWER AND AUTHORITY. Each Seller has the requisite competence and authority to execute and deliver this Agreement and to perform his respective obligations hereunder.

         10.2 ENFORCEABILITY. This Agreement has been duly executed and delivered by each Seller and constitutes the legal, valid and binding obligation of each of them, enforceable against each of them in accordance with its terms, except as may be affected by applicable bankruptcy, insolvency, reorganization, moratoria or similar laws affecting the enforcement of creditors' rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefor may be brought.

         10.3 COMMON STOCK AND OPTIONS. Each Seller is the sole record and beneficial owners of all of the TMTI Common Stock set forth following his name on Schedule II, and owns the TMTI Common Stock free and clear of all Liens, restrictions and claims of any kind. All of the TMTI Common Stock (i) has been duly authorized and validly issued and is fully paid, (ii) was issued in compliance with all applicable state and federal securities laws, (iii) was not issued in violation of any preemptive rights or rights of first refusal and (iv) was issued for not less than fair market value in exchange for lawful consideration. There are no proxies, voting rights or other agreements or understandings with respect to the voting or transfer of the TMTI Common Stock.

         10.4 BROKERS AND CONSULTANTS. All negotiations relative to this Agreement and the transactions contemplated hereby have been carried out by the Sellers directly with the Company without the intervention of any Person on behalf of the Sellers in such a manner as to give rise to any valid claim by any Person against TMTI or the Company for a finder's fee, brokerage commission or similar payment.

         10.5 PURCHASE FOR INVESTMENT.

                  (a) Each Seller is acquiring the Company Shares for investment for such Seller's own account and not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and such Seller has no present intention of selling, granting any participation in, or otherwise distributing the same. Such Seller further represents that he does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant a participation to such person or to any third person, with respect to any of the Company Shares.

                  (b) Each Seller understands that the Company Shares are not registered under the Act on the ground that the sale and the issuance of securities hereunder is exempt from registration under the Act pursuant to
Section 4(2) thereof, and that the Company's reliance on such exemption is predicated on such Seller's representations set forth herein. Such Seller is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D under the Act.

         10.6 INVESTMENT EXPERIENCE. Each Seller acknowledges that he can bear the economic risk of his investment, and has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the investment in the Company Shares.

         10.7 INFORMATION. The Sellers have carefully reviewed such information as each Seller deemed necessary to evaluate an investment in the Company Shares. To the full satisfaction of each Seller, he has been furnished all materials that he has requested relating to the Company and the issuance of the Company Shares hereunder, and each Seller has been afforded the opportunity to ask questions of representatives of the Company to obtain any information necessary to verify the accuracy of any representations or information made or given to the Sellers. Notwithstanding the foregoing, nothing herein shall derogate from or otherwise modify the representations and warranties of the Company set forth in this Agreement, on which each of the Sellers has relied in making an exchange of the TMTI Common Stock for the Common Stock.

         10.8 RESTRICTED SECURITIES. Each Seller understands that the Company Shares may not be sold, transferred, or otherwise disposed of without registration under the Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Company Shares or any available exemption from registration under the Act, the Company Shares must be held indefinitely. Such Seller is aware that the Company Shares may not be sold pursuant to Rule 144 or Rule 701 promulgated under the Act unless all of the conditions of that Rule are met. Among the conditions for use of Rule 144 or Rule 701 may be the availability of current information to the public about the Company. Each Seller understands that the certificates representing the Company Shares will bear the following legend:

               THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED BY SAID ACT OR STATE LAWS.

Each Seller understands that the Company may, unless a registration statement is in effect covering such shares, place stop transfer orders with its transfer agents with respect to such certificates in accordance with federal securities laws.

                                   ARTICLE XI
                                 INDEMNIFICATION

         11.1 INDEMNITY OF TMTI AND SELLERS. The Company agrees to defend, indemnify and hold harmless TMTI and each Seller from and against, and to reimburse TMTI and each Seller with respect to, all liabilities, losses, costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements, asserted against or incurred by TMTI and each Seller by reason of, arising out of, or in connection with any material breach of any representation or warranty contained in this Agreement made by the Company or in any document or certificate delivered by the Company pursuant to the provisions of this Agreement or in connection with the transactions contemplated thereby.

         11.2 INDEMNITY OF THE COMPANY BY TMTI. TMTI agrees to defend, indemnify and hold harmless the Company from and against, and to reimburse the Company with respect to, all liabilities, losses, costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements, asserted against or incurred by the Company by reason of, arising out of, or in connection with any material breach of any representation or warranty contained in this Agreement and made by the TMTI or in any document or certificate delivered by the TMTI pursuant to the provisions of this Agreement or in connection with the transactions contemplated thereby.

         11.3 INDEMNITY OF THE COMPANY BY EE&G Management. EE&G Management agrees to defend, indemnify and hold harmless the Company from and against, and to reimburse the Company with respect to, all liabilities, losses, costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements, asserted against or incurred by the Company by reason of, arising out of, or in connection with any material breach of any representation or warranty contained in Section 7 of this Agreement and made by EE&G Management or in any document or certificate delivered by EE&G Management pursuant to the provisions of this Agreement or in connection with the transactions contemplated thereby.

         11.4 INDEMNIFICATION OF THE COMPANY BY THE SELLERS. The Sellers agree to defend, indemnify and hold harmless the Company from and against, and to reimburse the Company with respect to, all liabilities, losses, costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements, asserted against or incurred by the Company by reason of, arising out of, or in connection with any material breach of any representation or warranty contained in Article X of this Agreement and made by the Sellers or in any document or certificate delivered by the Sellers pursuant to the provisions of this Agreement or in connection with the transactions contemplated thereby.

         11.5 INDEMNIFICATION PROCEDURE. A Party (an "Indemnified Party") seeking indemnification shall give prompt notice to the other Party (the "Indemnifying Party") of any claim for indemnification arising under this
Article XI. The Indemnifying Party shall have the right to assume and to control the defense of any such claim with counsel reasonably acceptable to such Indemnified Party, at the Indemnifying Party's own cost and expense, including the cost and expense of reasonable attorneys' fees and disbursements in connection with such defense, in which event the Indemnifying Party shall not be obligated to pay the fees and disbursements of separate counsel for such Indemnified Party in such action. In the event, however, that such Indemnified Party's legal counsel shall determine that defenses may be available to such Indemnified Party that are different from or in addition to those available to the Indemnifying Party, in that there could reasonably be expected to be a conflict of interest if such Indemnifying Party and the Indemnified Party have common counsel in any such proceeding, or if the Indemnified Party has not assumed the defense of the action or proceedings, then such Indemnifying Party may employ separate counsel to represent or defend such Indemnified Party, and the Indemnifying Party shall pay the reasonable fees and disbursements of counsel for such Indemnified Party. No settlement of any such claim or payment in connection with any such settlement shall be made without the prior consent of the Indemnifying Party which consent shall not be unreasonably withheld.

         11.6 INDEMNIFICATION LIMITS. No Party may seek damages form any other Party pursuant to this Article XI until such Party has incurred $25,000 in damages in the aggregate (which shall include, but is not limited to, all liabilities, losses, lost and expenses) resulting from the acts or omissions of the Indemnifying Party. Additionally, under no circumstances will the obligations of any Party under this Article XI exceed $1,000,000.

                                   ARTICLE XII
                                    COVENANTS

         12.1 TAKING OF NECESSARY ACTION; FURTHER ACTION. Each of the Company, TMTI, the Sellers and each member of EE&G Management will take all such reasonable and lawful action as may be necessary or appropriate in order to effectuate the Transactions as promptly as possible in accordance with this Agreement.

         12.2 DISCLOSURE DOCUMENTS. None of the information supplied or to be supplied by any Party or any of their affiliates, directors, officers, employees, agents or representatives, in writing specifically for inclusion or incorporation by reference in, and which is included or incorporated by reference in, (i) the Information Statement referenced in Section 5.3 of this Agreement or any amendment or supplement thereto, or (ii) any other documents filed or to be filed by the Company with the SEC or any other governmental authority in connection with the transactions contemplated hereby, will, at the respective times such documents are filed, be false or misleading with respect to any material fact, or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or necessary to correct any statement in any earlier communication with respect to such Information Statement.

         12.3 INTERIM OPERATIONS.

         During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Closing, except as set forth in the Disclosure Schedule, or unless the other Parties have consented in writing thereto (which consent shall not be unreasonably withheld), TMTI and the Company shall:

                  (a) conduct their respective operations according to their usual, regular and ordinary course in substantially the same manner as heretofore conducted, except that the Company may take such actions as may be necessary or appropriate to (i) transfer any ECOS Assets or ECOS Liabilities to EE&G or (ii) assign any Company Operating Agreements to EE&G pursuant to Section 12.8;

                  (b) to the extent consistent with their respective businesses, use commercially reasonable efforts to preserve intact their respective business organizations and goodwill, keep available the services of their respective officers and employees and maintain satisfactory relationships with those persons having business relationships with them;

                  (c) not amend their respective Articles of Incorporation or Bylaws or comparable governing instruments;

                  (d) promptly notify the other Parties of the occurrence of any Material Adverse Change, any litigation or governmental complaints, investigations or hearings (or communications indicating that the same may be contemplated), or the breach of any representation or warranty contained herein;

                  (e) not (i) except pursuant to the exercise of options, warrants, conversion rights and other contractual rights existing on the date hereof and disclosed pursuant to this Agreement, issue any shares of its capital stock, effect any stock split or otherwise change its capitalization as it existed on the date hereof; (ii) grant, confer or award any option, warrant, conversion right or other right not existing on the date hereof to acquire any shares of its capital stock; (iii) increase any compensation or enter into or amend any employment agreement with any of its present or future officers, directors or employees; (iv) grant any severance or termination package to any employee or consultant, except to the extent consistent with past practices; or
(v) adopt any new employee benefit plan (including any stock option, stock benefit or stock purchase plan) or amend any existing employee benefit plan in any material respect, except for changes which are less favorable to participants in such plans;

                  (f) not (i) declare, set aside or pay any dividend or make any other distribution or payment with respect to any shares of its capital stock or other ownership interests; or (ii) directly or indirectly, redeem, purchase or otherwise acquire any shares of its capital stock, or make any commitment for any such action;

                  (g) not enter into any agreement or transaction, or agree to enter into any agreement or transaction, outside the ordinary course of business, including, without limitation, any transaction involving a merger, consolidation, joint venture, license agreement, partial or complete liquidation or dissolution, reorganization, recapitalization, restructuring or a purchase, sale, lease or other disposition of a portion of assets or capital stock;

                  (h) not incur any indebtedness for borrowed money or guarantee any such indebtedness except in the ordinary course of business consistent with past practice or issue or sell any debt securities or warrants or rights to acquire any debt securities of others;

                  (i) continue to make regularly scheduled payments on its existing indebtedness, leases and other obligations;

                  (j) not make any loans, advances or capital contributions to, or investments in, any other Person;

                  (k) not make or commit to make any capital expenditures in excess of $100,000 individually or $200,000 in the aggregate;

                  (l) not apply any of its assets to the direct or indirect payment, discharge, satisfaction or reduction of any amount payable directly or indirectly to or for the benefit of any affiliate or enter into any transaction with any affiliate (except for payment of salary and other customary expense reimbursements made in the ordinary course of business to affiliates who are employees, directors or consultants of the Company or TMTI);

                  (m) not voluntarily elect to alter the manner of keeping its books, accounts or records, or change in any manner the accounting practices therein reflected, except for changes in accounting laws which affect all companies in the business of the Company or TMTI generally and those indicated by good accounting practices;

                  (n) not grant or make any mortgage or pledge or subject itself or any of its properties or assets to any lien, charge or encumbrance of any kind; and

                  (o) maintain insurance on its tangible assets and its businesses in such amounts and against such risks and losses as are currently in effect.

         12.4 PUBLICITY. None of the Parties hereto shall make any press release or public announcement with respect to this Agreement or the transactions contemplated hereby without the prior written consent of the other Parties (which consent shall not be unreasonably withheld); provided, however, that the Company may make any disclosure or announcement which such party, in the opinion of its legal counsel, is obligated to make pursuant to applicable law or regulation of the NASD, in which case the party desiring to make the disclosure shall consult with the other Parties prior to making such disclosure or announcement.

         12.5 TAX TREATMENT OF TRANSACTIONS. From and after the date hereof and until the Closing, none of the Parties shall (a) knowingly take any action, or knowingly fail to take any action, that would jeopardize qualification of the Share Exchange as a reorganization within the meaning of Section 368(a) of the Code or the transfer of EE&G as a split-off within the meaning of Section 355 of the Code; or (b) enter into any contract, agreement, commitment or arrangement with respect to the foregoing. After the Closing, the Parties shall not take or fail to take any action that is reasonably likely to jeopardize qualification of the Share Exchange as a reorganization within the meaning of Section 368(a) of the Code or the Transfer of EE&G as a split-off within the meaning of Section 355 of the Code.

         12.6 TAXATION. If the transfer to EE&G Management of the EE&G Common Stock results in a taxable event to EE&G Management, the Sellers agree to reimburse members of EE&G Management for one-half of all federal income taxes owed by members of EE&G Management resulting from such sale, up to a maximum of $30,000 (total tax of $60,000).

         12.7 POST-CLOSING ISSUANCES BY TMTI. After Closing, TMTI and the Sellers agree not to issue, or enter any agreement for the issuance of, any option, security or other instrument convertible into, or exercisable for, TMTI Common Stock.

         12.8 ASSIGNMENT OF CERTAIN AGREEMENTS. Prior to Closing, the Company agrees to assign to EE&G all of the agreements set forth on Item 8.7 to the Disclosure Schedule.

         12.9 NO REGISTRATION. The Sellers acknowledge that the Company Shares being delivered hereunder are not registered shares and agree that they will not, or cause the Company to, file a registration statement with the SEC for the resale of the Company Shares by the Sellers at any time prior to the one (1) year anniversary of this Agreement, except as provided immediately below. If at any time ninety (90) or more calendar days after Closing the Company proposes to register any of the Common Stock under the Securities Act in connection with any transaction raising capital for the Company, the Company shall at such time promptly give Sellers written notice of such registration. If within twenty (20) days after delivery of such notice, the Company receives a written request from the Sellers to register any of the Company Shares, the Company shall cause to be registered for resale under the Securities Act up to ten percent (10 %) of the Company Shares in such amounts and for such persons as the Sellers instruct.

         12.10 COMPANY OPTIONS. The Company shall extend by nine (9) additional months the expiration date of the options to purchase Common Stock previously granted to the employees and directors of the Company (and which are not being terminated pursuant to this Agreement).

                                  ARTICLE XIII
                               CLOSING DELIVERIES

         13.1 Items to be delivered to TMTI or Sellers prior to or at Closing by the Company. Prior to or at Closing, the Company and EE&G Management will deliver the following to TMTI and/or Sellers:

                  (a) articles of incorporation and amendments thereto, bylaws and amendments thereto, certificate of good standing in the Company's state of incorporation;

                  (b) all applicable schedules hereto;

                  (c) all minutes and resolutions of board of director and shareholder meetings in possession of the Company;

                  (d) a shareholder list;

                  (e) all financial statements and tax returns in possession of the Company;

                  (f) an Officer's Certificate stating that the representations and warranties of the Company and EE&G Management contained in this Agreement and in any document delivered in connection herewith shall be true and correct, in all material respects as of the Closing (except to the extent such representations and warranties speak as of a specified earlier date and except as specifically contemplated by this Agreement);

                  (g) a resolution from the Company's current directors appointing designees of TMTI to the Company's Board of Directors;

                  (h) letters of resignation from the Company's current officers and directors to be effective upon Closing and after the appointments described in this section;

                  (i) certificates representing 6,875,000 post-Reverse Split shares of the Common Stock issued in the denominations as set forth opposite the Seller's respective names on Schedule II to this Agreement, duly authorized, validly issued, fully paid for and ;

                  (j) copies of board, and if applicable, shareholder resolutions approving this transaction and authorizing the issuances of the shares hereto;

                  (k) creditor releases and indemnification and hold-harmless agreements to the satisfaction of TMTI, releasing TMTI from any and all ECOS Liabilities either known or unknown up to the date of Closing;

                  (l) certificates representing the Held Back Shares (which shall be retained in escrow by the Company);

                  (m) an escrow letter executed by the Company agreeing to hold the Held Back Shares in escrow in accordance with the provisions of Article VI of this Agreement;

                  (n) any other document reasonably requested by TMTI that it deems necessary for the consummation of the transactions; and

                  (o) opinion of Akerman, Senterfitt & Eidson, P.A. as to the matters set forth in Exhibit A.

         13.2 Items to be delivered to the Company prior to or at Closing by TMTI and the Sellers. Prior to or at Closing, TMTI and the Sellers will deliver the following to the Company:

                  (a) articles of incorporation and amendments thereto, bylaws and amendments thereto, certificate of good standing in the TMTI's state of incorporation;

                  (b) all applicable schedules hereto;

                  (c) all minutes and resolutions of board of director and shareholder meetings in possession of the Company;

                  (d) a shareholder list;

                  (e) all financial statements and tax returns in possession of the Company;

                  (f) a resolution from TMTI's current directors designating persons to be appointed to the Company's Board of Directors;

                  (g) certificates representing all of TMTI's issued and outstanding common stock as set forth opposite the Seller's respective names on
Schedule II to this Agreement, duly authorized, validly issued, fully paid for and nonassessable with stock powers enabling proper transfer of the TMTI Common Stock;

                  (h) copies of board, and if applicable, shareholder resolutions approving this transaction;

                  (i) copies of TMTI's current business plan; and

                  (j) an Officer's Certificate stating that he representations and warranties of TMTI and Management Sellers contained in this Agreement and in any document delivered in connection herewith shall be true and correct in all material respects, as of the Closing (except to the extent such representations and warranties speak of a specified earlier date and except as specifically contemplated by this Agreement); any other document reasonably requested by the Company that it deems necessary for the consummation of the transactions.

                  (k) an opinion of Deutch and Falk as to the matters set forth in Exhibit B.

         13.3 Items to be delivered to the Company by EE&G Management. At Closing, EE&G Management will deliver the following to the Company:

                  (a) certificate for 6,259,385 shares of Common Stock with stock powers;

                  (b) executed Option Termination Agreements from members of EE&G Management relating to the options to purchase 6,009,385 shares of Common Stock; and

                  (c) any other document reasonably requested by the Company that it deems necessary for the consummation of the transactions.

         13.4 Items to be delivered to EE&G Management by the Company. At Closing, the Company will deliver the following to EE&G Management.

                  (a) certificates for all of the issued and outstanding shares EE&G common stock with stock powers enabling the proper transfer of EE&G Common Stock to the persons and in the amounts set forth in Schedule I;

                  (b) all duly executed instruments of transfer and assignment for the EE&G Assets required pursuant to Section 1.3 of this Agreement;

                  (c) the corporate books and records of EE&G; and

                  (d) any other document reasonably requested by the Company that it deems necessary for the consummation of the Transaction.

                                   ARTICLE XIV
                              CONDITIONS PRECEDENT

         14.1 CONDITIONS PRECEDENT TO CLOSING. The obligations of the Parties under this Agreement shall be and are subject to fulfillment, prior to or at the Closing, of each of the following conditions:

                  (a) that the Parties shall have performed or complied with all agreements, terms and conditions required by this Agreement to be performed or complied with by them prior to or at the time of the Closing;

                  (b) that the Parties shall be reasonably satisfied as a result of their due diligence and review of the other books and records that the representations and warranties made by the other Parties in this Agreement are materially true and correct;

                  (c) that the Parties shall have received a fairness opinion from Capital Link, L.C., or another independent third-party mutually acceptable by the Parties (the "Fairness Opinion"), that the transactions contemplated by this Agreement and the terms hereof are fair and reasonable to the Parties from a financial point of view and the Fairness Opinion has not been withdrawn;

                  (d) that the value of EE&G mutually determined by EE&G Management and ECOS in good faith prior to Closing based on the range of values set forth in the Fairness Opinion be less than $750,000 at Closing;

                  (e) no preliminary or permanent injunction or other order or decree by any federal or state court which prevents the consummation of the Transactions or changes the terms or conditions of this Agreement shall have been issued and remain in effect; provided, however, that if any such order or injunction shall have been issued, each Party agrees to use its reasonable efforts to have any such injunction lifted;

                  (f) the representations and warranties of TMTI and the Sellers contained in this Agreement and in any document delivered in connection herewith shall be true and correct in all material respects, as of the Closing (except to the extent such representations and warranties speak of a specified earlier date and except as specifically contemplated by this Agreement), and the Company shall have received a certificate of the President of TMTI, dated the Closing Date, certifying to such effect;

                  (g) the Company shall have received from TMTI certified copies of the resolutions of TMTI's Board of Directors and shareholders approving and adopting this Agreement and the Transactions;

                  (h) from the date of this Agreement through the Closing, there shall not have occurred any event that has had a Material Adverse Effect on the Company or TMTI;

                  (i) TMTI shall have executed and delivered such other documents and taken such other actions as the Company shall reasonably request;

                  (j) the representations and warranties of the Company, and EE&G Management contained in this Agreement and in any document delivered in connection herewith shall be true and correct, in all material respects, as of the Closing (except to the extent such representations and warranties speak as of a specified earlier date and except as specifically contemplated by this Agreement), and TMTI shall have received a certificate of the Chairman or President of the Company, dated the Closing Date, certifying to such effect;

                  (k) TMTI shall have received from the Company certified copies of the resolutions of the Company's Board of Directors and shareholders approving and adopting this Agreement and the Transactions;

                  (l) the Company shall have received the opinion of Deutch and Falk as to the matters set forth in Exhibit B;

                  (m) the Company shall have assigned all of the agreements set forth on Item 8.7 of the Disclosure Schedule to EE&G;

                  (n) TMTI shall have received the opinion of Akerman, Senterfitt & Eidson, P.A. as to the matters set forth in Exhibit A.

                  (o) This Agreement and the Transactions shall have been approved and adopted by the requisite vote of the shareholders of the Company; and

                  (p) The Information Statement shall have been (i) filed with, and accepted by, the SEC and (ii) mailed to all of the Company's shareholders at least twenty (20) calendar days prior to the Closing.

                                   ARTICLE XV
                            TERMINATION OR RESCISSION

         15.1 TERMINATION. This Agreement may be terminated at any time before or at Closing, by:


                 (a) the mutual agreement of the Parties;

                 (b)
                           (i) any non-breaching  Party upon the breach of any
                  material representation or warranty contained in this Agreement;

                           (ii) any Party if any legal proceeding shall have
                  been instituted or shall be imminently threatening to delay, restrain or prevent the consummation of this Agreement; or

                           (iii) any Party if the conditions precedent to
                  Closing are not satisfied prior to August 31, 2001, unless the Party seeking termination is the Party that has failed to satisfy or caused the failure to satisfy the conditions precedent.

                           (iv) any Party within seven (7) business days after
                  the date of delivery of any Item of the Disclosure Schedule if such Party discovers any Material Adverse Change in the Company or TMTI in such Item of the Disclosure Schedule delivered after the date hereof, unless the Party seeking termination had knowledge of such Material Adverse Change prior to the execution of this Agreement.

                  (c) Upon termination of this Agreement for any reason, in accordance with the terms and conditions set forth in this paragraph, each said party shall bear all costs and expenses as each party has incurred and no party shall be liable to the other.

                                   ARTICLE XVI
                                  MISCELLANEOUS

         16.1 SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. All representations and warranties and statements made by a Party to in this Agreement or in any document or certificate delivered pursuant hereto shall survive the Closing Date for a period of one year. Each of the Parties is executing and carrying out the provisions of this Agreement in reliance upon the representations, warranties and covenants and agreements contained in this Agreement or at the Closing of the transactions herein provided for and not upon any investigation which it might have made or any representations, warranty, agreement, promise or information, written or oral, made by the other party or any other person other than as specifically set forth herein.

         16.2 ACCESS TO BOOKS AND RECORDS. During the course of this transaction through Closing, each Party agrees to make available for inspection all corporate books, records and assets, and otherwise afford to each other and their respective representatives, reasonable access to all documentation and other information concerning the business, financial and legal conditions of each other for the purpose of conducting a due diligence investigation thereof. Such due diligence investigation shall be for the purpose of satisfying each party as to the business, financial and legal condition of each other for the purpose of determining the desirability of consummating the proposed transaction. The Parties further agree to keep confidential and not use for their own benefit, except in accordance with this Agreement any information or documentation obtained in connection with any such investigation.

         16.3 FURTHER ASSURANCES. If, at any time after the Closing, the parties shall consider or be advised that any further deeds, assignments or assurances in law or that any other things are necessary, desirable or proper to complete the merger in accordance with the terms of this agreement or to vest, perfect or confirm, of record or otherwise, the title to any property or rights of the parties hereto, the Parties agree that their proper officers and directors shall execute and deliver all such proper deeds, assignments and assurances in law and do all things necessary, desirable or proper to vest, perfect or confirm title to such property or rights and otherwise to carry out the purpose of this Agreement, and that the proper officers and directors the parties are fully authorized to take any and all such action.

         16.4 NOTICE. All communications, notices, requests, consents or demands given or required under this Agreement shall be in writing and shall be deemed to have been duly given when delivered to, or received by prepaid registered or certified mail or recognized overnight courier addressed to, or upon receipt of a facsimile sent to, the party for whom intended, as follows, or to such other address or facsimile number as may be furnished by such party by notice in the manner provided herein:

                  If to the Company or EE&G Management:

                           Charles Evans, President
                           ECOS Group, Inc.
                           14505 Commerce Way, Suite 400
                           Miami Lakes, Florida  33016
                           Tel: (305) 374-8300

                  If to the Sellers:

                           Michael Galkin, President
                           Third Millennium Telecommunications, Inc.
                           262 Old New Brunswick Road
                           Piscataway, NJ 08854

         16.5 ENTIRE AGREEMENT. This Agreement, the Disclosure Schedule and any instruments and agreements to be executed pursuant to this Agreement, sets forth the entire understanding of the parties hereto with respect to its subject matter, merges and supersedes all prior and contemporaneous understandings with respect to its subject matter and may not be waived or modified, in whole or in part, except by a writing signed by each of the parties hereto. No waiver of any provision of this Agreement in any instance shall be deemed to be a waiver of the same or any other provision in any other instance. Failure of any party to enforce any provision of this Agreement shall not be construed as a waiver of its rights under such provision.

         16.6 EXPENSES; SALES TAX. Except as otherwise provided herein, the Parties shall pay their own fees and expenses, including their own counsel fees, incurred in connection with this Agreement or the Transactions. The parties agree that the Company and EE&G Management shall equally bear all sales, transfer or similar taxes required to be paid by reason of the transfer by the Company of the Purchased Assets pursuant to this Agreement.

         16.7 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon, enforceable against and inure to the benefit of, the parties hereto and their respective heirs, administrators, executors, personal representatives, successors and assigns, and nothing herein is intended to confer any right, remedy or benefit upon any other person. This Agreement may not be assigned by any party hereto except with the prior written consent of the other parties, which consent shall not be unreasonably withheld.

         16.8 GOVERNING LAW. This Agreement shall in all respects be governed by and construed in accordance with the laws of the State of Florida are applicable to agreements made and fully to be performed in such state, without giving effect to conflicts of law principles.

         16.9 COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument; provided, however, that this Agreement shall not become effective until executed by all of the Parties hereto.

         16.10 ARM'S-LENGTH NEGOTIATIONS. Each Party herein expressly represents and warrants to all other Parties hereto that (a) before executing this Agreement, said Party has fully informed itself of the terms, contents, conditions and effects of this Agreement; (b) said Party has relied solely and completely upon its own judgment in executing this Agreement; (c) said Party has had the opportunity to seek and has obtained the advice of counsel before executing this Agreement; (d) said Party has acted voluntarily and of its own free will in executing this Agreement; (e) said Party is not acting under duress, whether economic or physical, in executing this Agreement; and (f) this Agreement is the result of arm's length negotiations conducted by and among the Parties and their respective counsel.

         16.11 CONSTRUCTION. Headings contained in this Agreement are for convenience only and shall not be used in the interpretation of this Agreement. References herein to Articles, Sections and Exhibits are to the articles, sections and exhibits, respectively, of this Agreement. The Disclosure Schedule is hereby incorporated herein by reference and made a part of this Agreement. As used herein, the singular includes the plural, and the masculine, feminine and neuter gender each includes the others where the context so indicates.

         16.12 SEVERABILITY. If any provision of this Agreement is held to be invalid or unenforceable by a court of competent jurisdiction, this Agreement shall be interpreted and enforceable as if such provision were severed or limited, but only to the extent necessary to render such provision and this Agreement enforceable.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement as of the date first set forth above.


ECOS GROUP, INC.                        EE&G MANAGEMENT:


By:  /s/ Charles Evans                  /s/ Charles Evans
     ------------------                 ----------------------------------------
Name:    Charles Evans                      Charles Evans
Title:   President
                                        /s/ Timothy R. Gipe
                                        ----------------------------------------
                                            Timothy R. Gipe

THIRD MILLENNIUM                        /s/ David Reed
                                        ----------------------------------------
TELECOMMUNICATIONS, INC. ("TMTI")           David Reed

                                        /s/ Craig Clevenger
                                        ----------------------------------------
By:  /s/ Michael Galkin                     Craig Clevenger
Name: Michael Galkin
Title:   President                      /s/ Jay Sall
                                        ----------------------------------------
                                            Jay Sall

SELLERS:                                /s/ Mark Skweres
                                        ---------------------------
                                            Mark Skweres

/s/ Michael Galkin                      /s/ Richard Grupenhoff
-----------------------                 ---------------------------
Michael Galkin                              Richard Grupenhoff

/s/ Robert Menaker                      /s/ Daniel Cottrell
-----------------------                 ---------------------------
Robert Menaker                              Daniel Cottrell

/s/ Ed Galkin                           /s/ Donald Schambach
-----------------------                 ---------------------------
Ed Galkin                                   Donald Schambach

/s/ Ken Falk
-----------------------
Ken Falk

/s/ Aspen Ridge Corp
-----------------------
Aspen Ridge Corp

/s/ Solutions.com
-----------------------
Solutions.com

/s/ Tiffany Ann Valo
-----------------------
Tiffany Ann Valo

/s/ Tiffany Valo Trust II
-----------------------
Tiffany Valo Trust II

                                   SCHEDULE I

                                 EE&G MANAGEMENT


                                                      Number of Options and
                             Number of Shares          Warrants to Purchase          EE&G Common
                             of Common Stock        Shares of Common Stock to        Stock to be          % of EE&G
         Name                to be Cancelled               be Cancelled                Received          Common Stock
------------------------    -------------------     ---------------------------    -----------------     -------------
Charles Evans                        2,508,395              2,530,930                    160                    40.00
------------------------    -------------------     ---------------------------    -----------------     -------------
Timothy R Gipe                       2,407,933              2,378,644                    154                    38.50
------------------------    -------------------     ---------------------------    -----------------     -------------
David Reed                             301,706                251,488                     19                     4.75
------------------------    -------------------     ---------------------------    -----------------     -------------
Craig Clevenger                        279,000                223,200                     18                     4.50
------------------------    -------------------     ---------------------------    -----------------     -------------
Jay Sall                               281,000                215,200                     18                     4.50
------------------------    -------------------     ---------------------------    -----------------     -------------
Mark Skweres                           170,454                132,134                     11                     2.75
------------------------    -------------------     ---------------------------    -----------------     -------------
Richard Grupenhoff                     169,441                163,787                     11                     2.75
------------------------    -------------------     ---------------------------    -----------------     -------------
Daniel Cottrell                        110,149                 92,882                      7                     1.75
------------------------    -------------------     ---------------------------    -----------------     -------------
Donald Schambach                        31,307                 21,120                      2                     0.50
------------------------    -------------------     ---------------------------    -----------------     -------------
                                     6,259,385              6,009,385                    400                     100%

                                   SCHEDULE II



                                   Number of TMTI
                                       Shares
                                    Delivered at                                                Number of Held Back
Seller's Name and Address             Closing                   Number of Company Shares               Shares
------------------------------    ------------------           ---------------------------     -----------------------
Michael Galkin                          4,998,000                      2,962,369                   15,480,530
Robert Menaker                          3,332,000                      1,974,913                   10,320,354
Ed Galkin                                 435,000                        257,829                    1,347,345
Ken Falk                                  435,000                        257,829                    1,347,345
Aspen Ridge Corp.                         550,000                        414,674                    1,703,540
Solutions.com                             550,000                        414,674                    1,703,540
Tiffany Ann Valo                          500,000                        296,356                    1,548,673
Tiffany Valo Trust II                     500,000                        296,356                    1,548,673
                                  ------------------           ---------------------------     -----------------------
                                       11,300,000                      6,875,000                   35,000,000



                               FIRST AMENDMENT TO
                  SHARE EXCHANGE AGREEMENT DATED JUNE 14, 2001

                              Date: August 15, 2001

         WHEREAS, ECOS Group, Inc., a Florida corporation (the "Company"), Third Millennium Telecommunications, Inc., a New Jersey corporation ("TMTI"), each of the shareholders of TMTI (the "Sellers"), and the individuals listed on Schedule I attached thereto (collectively referred to herein as "EE&G Management") are parties to that certain Share Exchange Agreement dated as of June 14, 2001 (the "Share Exchange Agreement"); and

         WHEREAS, the Parties wish to modify the terms of Section 6.1 of Article VI of the Share Exchange Agreement to require the repayment by TMTI of a certain contingent obligation prior to the release of the Held Back Shares;

         IN CONSIDERATION OF the foregoing premises, and other good and valuable consideration, the parties agree that the terms of Section 6.1 of Article VI of the Share Exchange Agreement shall be amended to read as follows:

         6.1 PERFORMANCE EARN-OUT. At the Closing, the Company shall issue to the Sellers a total of 35,000,000 shares of Common Stock (on post-Reverse Split basis) (the "Held Back Shares") in the names of the Sellers in such amounts as are set forth on Schedule II. The Held Back Shares will be held by the Company in escrow until TMTI achieves the Performance Threshold (as defined below). At such time as TMTI has achieved (i) at least $3,000,000 in revenues, and (ii) net pre-tax income of at least $150,000 plus the then remaining unpaid balance of TMTI's contingent obligation to MCI WorldCom as described in Note 7 to the December 31, 2000 audited financial statements of TMTI (the "MCI Claim"), over a trailing three month period beginning after the Closing Date (the "Performance Threshold"), the Company shall deliver the Held Back Shares to the Sellers. (For example, if it is determined that the remaining unpaid balance of the MCI Claim at the end of a quarter is $500,000, then the Performance Threshold as of the end of such quarter is $3,000,000 in revenues and $650,000 in net pre-tax income. If, instead, the remaining unpaid balance of the MCI Claim had been $150,000, the Performance Threshold as of the end of such quarter would have been $3,000,000 in revenues and $300,000 in net pre-tax income). The Parties understand and agree that the amount of the MCI claim shall be written off as an expense for the period(s) prior to the Closing under this Agreement.

The determination of whether the Performance Threshold has been achieved shall be determined in accordance with generally accepted accounting principles, applied on a basis consistent throughout all applicable periods, shall be reviewed and ratified by the Company's independent accountants, and shall be certified in writing by the Company's Chief Executive Officer. If the Performance Threshold is not achieved within three (3) years after the Closing Date, the Held Back Shares will be cancelled and shall not be delivered to the Sellers. Until the Performance Threshold is achieved, no cash dividends shall be payable with respect to the Held Back Shares, and the Held Back Shares shall not be entitled to vote on any matter presented for a vote of the shareholders of the Company

         IN WITNESS WHEREOF, each of the parties hereto has executed this First Amendment to Share Exchange Agreement as of the date first set forth above.


ECOS GROUP, INC.                                     EE&G MANAGEMENT:


By:  /s/ Charles Evans                               /s/ Charles Evans
   -----------------------------------------         ---------------------------
Name:    Charles Evans                                   Charles Evans
Title:   President
                                                     /s/ Timothy R. Gipe
                                                     ---------------------------
                                                         Timothy R. Gipe

THIRD MILLENNIUM                                     /s/ David Reed
                                                     ---------------------------
TELECOMMUNICATIONS, INC. ("TMTI")                        David Reed

                                                     /s/ Craig Clevenger
                                                     ---------------------------
By:  /s/ Michael Galkin                                  Craig Clevenger
     ---------------------------------------
Name:    Michael Galkin
Title:   President                                   /s/ Jay Sall
                                                     ---------------------------
                                                         Jay Sall

SELLERS:                                             /s/ Mark Skweres
                                                     ---------------------------
                                                         Mark Skweres

/s/ Michael Galkin                                   /s/ Richard Grupenhoff
--------------------------------------------         ---------------------------
Michael Galkin                                           Richard Grupenhoff

/s/ Robert Menaker                                   /s/ Daniel Cottrell
--------------------------------------------         ---------------------------
Robert Menaker                                           Daniel Cottrell

/s/ Ed Galkin                                        /s/ Donald Schambach
--------------------------------------------         ---------------------------
Ed Galkin                                                Donald Schambach

/s/ Ken Falk
--------------------------------------------
Ken Falk

/s/ Aspen Ridge Corp
--------------------------------------------
Aspen Ridge Corp

/s/ Solutions.com
--------------------------------------------
Solutions.com

/s/ Tiffany Ann Valo
--------------------------------------------
Tiffany Ann Valo

/s/ Tiffany Valo Trust II
--------------------------------------------
Tiffany Valo Trust II

                                   APPENDIX B

                          AUDITED FINANCIAL STATEMENTS
                                       OF
                    THIRD MILLENNIUM TELECOMMUNICATIONS, INC.

                                                                      APPENDIX B






THIRD MILLENNIUM TELECOMMUNICATIONS, INC.
DECEMBER 31, 2000 AND 1999


                                    CONTENTS

                                                                          Page

INDEPENDENT AUDITORS' REPORT.................................................1
----------------------------
BALANCE SHEETS...............................................................2
--------------
STATEMENTS OF OPERATIONS AND RETAINED EARNINGS...............................3
----------------------------------------------
STATEMENTS OF CASH FLOWS.....................................................4
------------------------
NOTES TO FINANCIAL STATEMENTS..............................................5-9
-----------------------------

                          INDEPENDENT AUDITORS' REPORT

Board of Directors and Stockholders
Third Millennium Telecommunications, Inc.
Piscataway, New Jersey

We have audited the accompanying balance sheets of Third Millennium Telecommunications, Inc., (a New Jersey corporation) (the "Company") as of December 31, 2000 and 1999, and the related statements of operations and retained earnings, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2000 and 1999 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.


June 20, 2001                                       /S/ SOBEL & CO., LLC
Livingston, New Jersey                              Certified Public Accountants

                    THIRD MILLENNIUM TELECOMMUNICATIONS, INC.

                                 BALANCE SHEETS
                                 --------------

                                                                                  DECEMBER 31,
                                                                           2000                  1999
                                                                        -----------          -----------
ASSETS

CURRENT ASSETS:
---------------
         Cash and cash equivalents                                      $     9,078                2,003
         Accounts receivable                                                737,756              943,902
         Merchandise inventories                                             93,365              109,826
                                                                        -----------          -----------
             Total Current Assets                                           840,199            1,055,731

PROPERTY AND EQUIPMENT, NET                                                  29,905               23,240

DUE FROM STOCKHOLDER                                                         33,684                   --
                                                                        -----------          -----------
                                                                        $   903,788          $ 1,078,971
                                                                        ===========          ===========


LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
--------------------
         Accounts payable and accrued expenses                          $   874,674          $   966,212
         Accrued salaries and payroll taxes                                  10,999                8,999
         Accrued corporate taxes                                                340                  325
                                                                        -----------          -----------
             Total Current Liabilities                                      886,013              975,536
                                                                        -----------          -----------

DUE TO STOCKHOLDER                                                               --                8,985
                                                                        -----------          -----------

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY:
         Commonstock, $.001 par value, 20,000,000 shares
               authorized, 11,000,000 issued; 10,200,000
               outstanding in 2000 and 10,000,000 shares issued
               and outstanding in 1999                                       11,000               10,000
         Retained earnings                                                    7,575               84,450
                                                                        -----------          -----------
                                                                             18,575               94,450
         Less: Treasury stock at cost, 800,000 shares                          (800)                  --
                                                                        -----------          -----------
               Total Stockholders' Equity                                    17,775               94,450
                                                                        -----------          -----------

                                                                        $   903,788          $ 1,078,971
                                                                        ===========          ===========

   The accompanying notes are an integral part of these financial statements.

                    THIRD MILLENNIUM TELECOMMUNICATIONS INC.

                 STATEMENTS OF OPERATIONS AND RETAINED EARNINGS
                 -----------------------------------------------

                                                             YEAR ENDED DECEMBER 31,
                                                            2000                 1999
                                                        -----------          -----------
REVENUES                                                $ 7,051,972          $ 6,844,701

COST OF GOODS SOLD                                        2,694,188            2,691,446
                                                        -----------          -----------
GROSS PROFIT                                              4,357,784            4,153,255

SELLING, GENERAL AND ADMINISTRATIVE                       4,429,673            4,088,304
                                                        -----------          -----------
(LOSS) INCOME FROM OPERATIONS                               (71,889)              64,951


OTHER INCOME (EXPENSE):
         Interest income                                      3,138                   --
         Other expense                                       (7,784)                  --
                                                        -----------          -----------
(LOSS) INCOME BEFORE PROVISION FOR INCOME TAXES             (76,535)              64,951
PROVISION FOR INCOME TAXES                                      340                  325
                                                        -----------          -----------
NET (LOSS) INCOME                                           (76,875)              64,626
RETAINED EARNINGS:
Beginning of year                                            84,450               19,824
                                                        -----------          -----------
End of year                                             $     7,575          $    84,450
                                                        ===========          ===========


   The accompanying notes are an integral part of these financial statements.

                    THIRD MILLENNIUM TELECOMMUNICATIONS, INC.
                            STATEMENTS OF CASH FLOWS

                                                                YEAR ENDED DECEMBER 31,
                                                                2000               1999
                                                             ---------          ---------
CASH FLOWS PROVIDED BY (USED FOR):
  OPERATING ACTIVITIES:
  ---------------------
    Net (loss) income                                        $ (76,875)         $  64,626
    Adjustments to reconcile net income to net
      cash used for operating activities:
           Depreciation                                          4,489              4,333
          Changes in certain assets and liabilities:
              (Increase) decrease in:
                 Accounts receivable                           206,146           (860,726)
                 Merchandise inventories                        16,461           (109,826)
              Increase (decrease) in:
              Accounts payable and accrued expenses            (91,338)           826,988
               Accrued salaries and payroll taxes                2,000              6,930
               Accrued corporate taxes                              --                325
                                                             ---------          ---------
                    Net Cash Provided by (Used for)
                      Operating Activities                      60,898            (67,350)
                                                             ---------          ---------

INVESTING ACTIVITIES:
---------------------
   Purchases of property and equipment                         (11,154)                --
                                                             ---------          ---------

FINANCING ACTIVITIES:
--------------------
   Due to stockholder                                          (42,669)            (9,191)
   Received from related parties                                38,000             35,000
   Payments to related parties                                 (38,000)           (35,000)
                                                             ---------          ---------
             Net Cash Used for Financing Activities            (42,669)            (9,191)
                                                             ---------          ---------

(INCREASE) DECREASE IN CASH AND CASH
 EQUIVALENTS                                                     7,075            (76,541)

CASH AND CASH EQUIVALENTS:

     Beginning of year                                           2,003             78,544
                                                             ---------          ---------

     End of year                                             $   9,078          $   2,003
                                                             =========          =========

SUPPLEMENTAL DISCLOSURES OF CASH FLOWS INFORMATION:

     Cash paid during the year for:
        Interest                                             $      --          $      --
                                                             =========          =========

        Income taxes                                         $     363          $     200
                                                             =========          =========

   The accompanying notes are an integral part of these financial statements.

                    THIRD MILLENNIUM TELECOMMUNICATIONS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------
                           DECEMBER 31, 2000 AND 1999


NOTE 1 - NATURE OF BUSINESS:
----------------------------

Third Millennium Telecommunications, Inc. (the "Company"), is involved in the business of wholesale activations of cellular phones and logistics and fulfillment for internet retailers. The Company is a value added wholesaler in the wireless markets focusing its efforts on expanding its distribution network through its dealer program in the Metropolitan New York market to include retail dealers throughout the Continental United States. The Company-has also formed marketing relationships with internet retailers.

The Company was incorporated in the State of New Jersey on March 16, 1996.

The Company is a Master Agent with WorldCom and Globalstar in all the markets that they operate in. In addition, the Company presently provides service to its network of over 300 retail dealers and affiliates in the United States.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
----------------------------------------------------

USE OF ESTIMATES:
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

CASH EQUIVALENTS:
The Company considers all highly liquid investments with a maturity of three months or less when purchased to be "Cash Equivalents".

PROPERTY, EQUIPMENT AND DEPRECIATION:
Property and equipment are stated at cost. Maintenance and repairs are expensed as incurred. Depreciation is computed using the straight-line method over the estimated useful lives of the assets, which approximate 7 years.

REVENUE RECOGNITION:
Revenue from product sales is recognized when all significant services, including receipt of authorized and signed paperwork have been provided.

MERCHANDISE INVENTORIES:
Inventories consist of cellular telephones and related accessories for resale to dealers or internet customers. Such inventory is valued at the lower of cost or market.

INCOME TAXES:
The Company, with the consent of its stockholders, has elected to be classified as an S Corporation for federal and state income tax purposes. In lieu of corporate income taxes, the stockholders are taxed on their proportionate share of the Company's taxable income. Consequently, no provision or liability for federal income taxes is reflected in the financial statements. A provision for corporate state income taxes has been recorded.

                    THIRD MILLENNIUM TELECOMMUNICATIONS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------
                           DECEMBER 31, 2000 AND 1999


ALLOWANCE FOR DOUBTFUL ACCOUNTS:
The Company feels that all accounts receivable are collectible, therefore, there is no allowance for doubtful accounts.

ADVERTISING:
Advertising costs are expensed as incurred.

NOTE 3 - WORLDCOM REPRESENTATION AGREEMENT:
-------------------------------------------

The Company entered into a non-exclusive Representation Agreement with WorldCom Communications, Inc. ("WorldCom") during December 1999. This Agreement appoints the Company to act as WorldCom's authorized representative to obtain orders for cellular services throughout the continental 48 states of the United States and the District of Columbia from prospects that are not receiving those services from WorldCom or its affiliates. The initial term of the Agreement is for a period of three years commencing on the effective date, which is December 20, 1999. Thereafter, the Agreement will continue on a month-to-month basis until it is terminated by either party giving at least thirty days written notice to the other. At any time during the initial term of the Agreement, either the Company or WorldCom may terminate the Agreement upon ninety days written notice to the other party.

WorldCom may immediately terminate the Agreement and be relieved of any obligation to pay commissions in the event of the Company's: a) insolvency, bankruptcy, receivership, dissolution or assignments for benefit of creditors;
b) assignment of the Agreement to another entity or person; c) breach of any provision of the Agreement that the Company fails to cure within five business days after written notice; d) misrepresentation by the Company more than three times in six months; e) contact of a prospect or customer of WorldCom; f) soliciting or enticing an employee of WorldCom; or g) submitting orders secured or solicited by an unauthorized agent of the Company.

The Company is required to obtain a completed and signed customer contract and a valid identification with matching signature for each activation. If a customer commits subscription fraud, the Company could be held responsible for all fraudulent charges unless the Company can produce appropriate documentation.

WorldCom will pay the Company commissions in accordance with the terms of the Agreement for eligible sales from orders submitted by the Company in accordance with the terms and conditions of the Agreement and accepted by WorldCom. The Company may not assign the Agreement without WorldCom's prior written approval. In the event of a change in the control of the Company, the Agreement will terminate without further liability on behalf, of WorldCom.

NOTE 4 - GLOBALSTAR SALES AGENT AGREEMENT:
------------------------------------------

The Company entered 'into a non-exclusive Authorized Sales Agent Agreement with Globalstar USA, Inc. ("Globalstar") during November 2000. This Agreement appoints the Company to act as a nonexclusive authorized sales agent to solicit subscribers of voice transmission of data and value added services using the Globalstar System. The Company's service territory includes the continental United States, i.e., but excluding certain reserved accounts. The initial term of this agreement is three years commencing on the effective date, which is November 7, 2000. The Agreement shall automatically terminate upon expiration of the initial term unless extended by written agreement. At any time during the initial term of the Agreement, either the Company or Globalstar may terminate the Agreement upon ninety days written notice to the other party.

                    THIRD MILLENNIUM TELECOMMUNICATIONS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------
                           DECEMBER 31, 2000 AND 1999


The Company is required under the Agreement to perform in a certain manner or Globalstar may terminate the Agreement effective upon ten days written notice if any one of the following occurs: a) failure to maintain required government licenses and permits; b) failure to comply with federal, state or local laws or regulations; . c) failure to pay sums when due; d) failure to meet sales quotas for any two consecutive quarters; e) excessive customer complaints; f) insolvency, bankruptcy, receivership, dissolution or assignments for benefit of creditors; g) assignment of the Agreement contrary to the provision of the Agreement; h) unlawful, fraudulent or deceptive acts or practices or criminal misconduct by the Company or its employees; i) the Company or any stockholder, director or senior officer is convicted of or pleads no contest to any felony involving moral turpitude; or j) a court or any federal or state governmental agency discontinues or modifies the licenses relied upon by Globalstar in offering service in all or part of the territory.

NOTE 5 - PROPERTY AND EQUIPMENT:
--------------------------------

Property and equipment is comprised as follows:

                                              DECEMBER 31,
                                         2000              1999
                                       --------          --------
Office equipment                       $ 29,495          $ 20,541
Furniture and fixtures                   11,985             9,785
                                       --------          --------
                                         41,480            30,326
Less: accumulated depreciation          (11,575)           (7,086)
                                       --------          --------
Property and Equipment, Net            $ 29,905          $ 23,240
                                       ========          ========

NOTE 6 - CONCENTRATION OF RISKS:
--------------------------------

The Company maintains cash balances at a financial institution located in New Jersey. Amounts at this institution are insured by the Federal Deposit Insurance Corporation (FDIC) up to $100,000. From time to time during the year, cash balances on deposit exceeded the FDIC insured amount.

Sales are primarily through dealers or the Company under the WorldCom Agreement. Accounts receivable are primarily due from WorldCom. For the years ended December 31, 2000 and 1999, sales from the WorldCom agreement were approximately 91 % of total sales for each year. At December 31, 2000 and 1999, accounts receivable due under the agreement were the majority of total accounts receivable outstanding. For the years ended December 31, 2000 and 1999, one dealer accounted for approximately 22% and 15% of revenues, respectively. The majority of purchases of cell phones and related telecommunications equipment are from WorldCom, however, the Company believes it could obtain cellular equipment from other vendors.

NOTE 7 - COMMITMENTS AND CONTINGENCIES:
---------------------------------------

LEASES:

The Company leases office space under an operating lease. The lease is on a month-to-month basis. Rent expense, including base rent and additional charges, for the years ended December 31, 2000 and 1999 was $12,551 and $10,600, respectively.

The Company also leases office equipment and a vehicle. These leases expire at various dates through July 2002. Lease expense under these leases for the years ended December 31, 2000 and 1999 was $6,493 and $7,478, respectively. Future minimum rentals related to these leases are as follows:

                    THIRD MILLENNIUM TELECOMMUNICATIONS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------
                           DECEMBER 31, 2000 AND 1999


                   2001                                $17,169
                   2002                                $22,378
                   2003                                $19,296
                   2004                                $ 8,669

In May 2001, a stockholder entered into a vehicle lease, which is paid for by the Company. The Company also leased office furniture and equipment in June 2001. The office furniture and equipment leased is personally guaranteed by a stockholder. Such amounts have been included in the future minimum rental amounts disclosed above.

CHARGEBACKS:
The Company is charged back by WorldCom for sales contracts that cancel within six months. No reserve has been established related to these charge backs since the Company recovers the amounts from their retail dealer's future sales.

CONTRACTUAL DISPUTE:
During 2001, the Company became aware of a contractual dispute asserted by WorldCom. WorldCom has asserted that customers, allegedly originated during February 2001 by one of the Company's dealers, have failed to pay for services rendered and that these customers may have fraudulently opened their accounts. The Company has demonstrated that none of these accounts were opened through them. Instead such accounts were opened directly with WorldCom.

As mentioned in Note 3, under the WorldCom Agreement the Company is required to obtain a completed and signed customer contract and a valid identification with matching signature for each activation. If a customer commits subscription fraud, the Company could be held responsible for all fraudulent charges unless the Company can produce appropriate documentation.

Presently, the Company and WorldCom continue to discuss the resolution of this contractual dispute. Management believes that while it is not possible to predict with certainty the ultimate outcome or resolution of thus dispute, that resolution of this matter may range up to $700,000. No amount related to this contingent liability has been recognized in these financial statements.

NOTE 8 - RELATED PARTY TRANSACTIONS:

During the years ended December 31, 2000 and 1999, the stockholder advanced the Company funds as a non-interest bearing loan and received repayments on such advances. These advances do not have any fixed repayment terms and have been classified as long-term. The balance of such receivable is $33,684 at December 31, 2000 and arises because the stockholder was reimbursed more monies than he advanced. The loan balance due the stockholder at December 31, 1999 was $8,985.

A stockholder has a non-exclusive agent agreement with a telecommunications dealer, through a company wholly owned by such stockholder. The activity generated under this agreement is passed through to the Company after the stockholder deducts nominal expenses. The Company received commissions of approximately $575,000 and $340,000, respectively, for the years ended December 31, 2000 and 1999 through this agreement.

The Company paid commissions to a company owned by a stockholder. Such commissions amounted to approximately $10,000 and none in 2000 and 1999, respectively.

During 1999, a related party of the Company's stockholders advanced the Company $35,000. Such advance was repaid during 1999. During 2000, a stockholder advanced the Company $38,000. Such advance was repaid during 2000.

                    THIRD MILLENNIUM TELECOMMUNICATIONS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------
                           DECEMBER 31, 2000 AND 1999


NOTE 9 - EMPLOYEE BENEFIT PLANS:
--------------------------------

On December 22, 2000, the Company entered into a Simple IRA Retirement Plan for all eligible employees effective January 1, 2001. The Plan permits participants to elect to have a portion of their compensation contributed to the Plan on a before-tax basis pursuant to the Internal Revenue Code. The Plan allows the Company to make a 50% match, up to 3% of taxable income per participant up to $3,000.

The Company also offers a health insurance plan to all eligible employees.

NOTE 10 - ASSIGNMENT OF COMMON STOCK:
-------------------------------------

On May 19, 2000, the President and sole stockholder assigned and reallocated his 10,000,000 previously issued and outstanding shares. Such shares were assigned to three individuals leaving the previously sole stockholder with an approximate 50% interest in the Company. Additionally, 800,000 shares were assigned to the Company as treasury stock and are recorded at par value on the balance sheet.

NOTE 11 - SUBSEQUENT EVENT - SHARE EXCHANGE AGREEMENT:
------------------------------------------------------

On June 14, 2001, the Company, with the consent of its stockholders, entered into a share exchange agreement whereby the stockholders agreed to exchange 100% of the Company's issued and outstanding common stock in exchange for an aggregate of 6,875,000 shares of the other parties common stock, after giving effect to a 1 for 20 reverse stock split. Upon the achievement of certain financial thresholds (at least $3,000,000 in revenues and at least $150,000 in net pre-tax income over a trailing three-month period beginning after the closing date) by the Company after closing, an aggregate of 35,000,000 additional shares of the other party's common stock will be delivered to the Company's stockholders at closing, the other party will transfer all outstanding and issued common stock, assets and liabilities to members of the other parties management group.

Immediately after consummation of the transactions contained in the share exchange agreement, the other party will have 8,528,861 shares of common stock issued and outstanding. Of this amount, the Company's stockholders' will own 6,875,000 shares of common stock.

Prior to closing, the other party's name will change to that of the Company.

NOTE 12 - SUBSEQUENT EVENT - ISSUANCE OF COMMON STOCK:
------------------------------------------------------

On June 14, 2001, the Company entered into a written agreement whereby the Company agreed to issue 1,100,000 shares of the Company's common stock in lieu of payment for professional services rendered.

                                   APPENDIX C

                      FAIRNESS OPINION OF CAPITALINK, L.C.



[Capitalink Logo]




August 15, 2001


Board of Directors
ECOS Group, Inc.
14505 Commerce Way
Suite 400
Miami Lakes, Florida  33016

Members of the Board:

It is our understanding that ECOS Group, Inc. ("ECOS"), Third Millennium Telecommunications, Inc. ("TMTI"), each of the shareholders of TMTI, and certain individuals that comprise Company management ("ECOS Management") have entered into a Share Exchange Agreement dated as of June 14, 2001 and have provided us a draft First Amendment thereto (the "First Amendment", and collectively, the "Share Exchange Agreement"). Pursuant to the Share Exchange Agreement, the Company will acquire 100% of the outstanding TMTI common stock in exchange for 6,875,000 shares of the Company's common stock. In addition, an aggregate of 35,000,000 additional shares of the Company's common stock shall be held in escrow (the "Held Back Shares") and released to the shareholders of TMTI upon the achievement of certain financial thresholds by TMTI (as described below) after the closing of the Proposed Transaction, as defined below (the "Closing"). The shares of the Company's common stock noted herein are subsequent to an anticipated 1 for 20 reverse split (the "Reverse Split").

Pursuant to the First Amendment, the Held Back Shares shall be released to the shareholders of TMTI at such time as TMTI has achieved the following over a trailing three-month period: (i) revenue of at least $3 million, and (ii) net pre-tax income of at least $150,000 plus the then remaining unpaid balance of TMTI's contingent obligation to MCI WorldCom.

Further pursuant to the Share Exchange Agreement and as part of the Closing, the Company will transfer (i) all of the outstanding shares of its wholly-owned subsidiary, Evans Environmental and Geological Science and Management, Inc. ("EE&G") to ECOS Management, and (ii) all of the Company's assets and liabilities to EE&G, in exchange for the cancellation of certain shares of the Company's common stock and termination of options to purchase shares of the Company's common stock. Specifically, ECOS Management shall cancel or terminate, on a pre-Reverse Split basis, (i) 6,259,385 shares of the Company's common stock, and (ii) options to purchase 6,009,385 shares of the Company's common stock. In addition, ECOS Management shall cause all of the liabilities of the Company, either known or unknown, to be assumed by EE&G upon the Closing.

Upon the Closing, the Company shareholders that owned shares of the Company's common stock prior to the Closing will own 1,281,999 shares of the Company's common stock and will have the right to purchase an additional 362,664 shares of the Company's common stock upon the exercise of certain options and warrants. Such shareholdings and rights to purchase additional shares do not include those held by ECOS Management, which have been cancelled or terminated as set forth in the previous paragraph.

The transaction described above is referred to as the "Proposed Transaction." You have requested our opinion as to the fairness, from a financial point of view, of the consideration in the Proposed Transaction to the shareholders of the Company. We have not been requested to opine as to, and our opinion does not in any manner address, the underlying business decision of the Company to proceed with or affect the Proposed Transaction. In addition, we have not been requested to explore any alternatives to the Proposed Transaction.

In arriving at our opinion, we, among other things: (i) reviewed the Share Exchange Agreement and the specific terms of the Proposed Transaction; (ii) reviewed publicly available financial information and other data with respect to ECOS, including the Form 10-KSB for the fiscal year ended March 31, 2001, and certain other relevant financial and operating data relating to ECOS made available to us from published sources and from the internal records of ECOS;
(iii) reviewed financial information and other data with respect to TMTI, including the audited financial statements for the years ended December 31, 1999 and 2000, and certain other relevant financial and operating data relating to TMTI made available to us from the internal records of TMTI; (iv) reviewed and analyzed the financial terms of certain transactions that we deemed comparable to the Proposed Transaction, with respect to ECOS; (v) reviewed and analyzed certain financial characteristics of companies that we deemed comparable to each of ECOS and TMTI; (vi) reviewed and discussed with representatives of the management of ECOS and TMTI certain financial and operating information furnished to us by them, including financial analyses and projections and related assumptions with respect to the business, operations and prospects of ECOS, EE&G and TMTI; (vii) considered the historical financial results and present financial condition of ECOS, EE&G and TMTI; (viii) reviewed certain publicly available information concerning the trading of, and the trading market for, the common stock of ECOS; (ix) inquired about and discussed the Proposed Transaction and other matters related thereto with ECOS management and its legal counsel; and (x) performed such other analyses and examinations as we deemed appropriate.

In arriving at our opinion, we have relied upon and assumed the accuracy and completeness of all of the financial and other information that was used by us without assuming any responsibility for any independent verification of any such information and have further relied upon the assurances of ECOS and TMTI management that they were not aware of any facts or circumstances that would make any such information inaccurate or misleading. With respect to the financial projections of EE&G and TMTI, we have assumed that such projections have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of management, and that such projections provide a reasonable basis upon which we could form an opinion. Further, we have relied on the assurance of TMTI management that the TMTI contingent obligation to MCI WorldCom may range up to $700,000. In arriving at our opinion, we have not made a physical inspection of the properties and facilities of either ECOS or TMTI, and have not made or obtained any evaluations or appraisals of the assets and liabilities (contingent or otherwise) of either ECOS or TMTI. We have assumed that the Proposed Transaction will be consummated in a manner that complies in all respects with the applicable provisions of the Securities Act of 1933, as amended, the Exchange Act of 1934, as amended, and all other applicable federal and state statues, rules and regulations. In addition, upon the advice of the management of ECOS and its legal advisors, it is assumed that the Proposed Transaction will not cause any adverse tax affect to ECOS or its shareholders. Our opinion was necessarily based upon market, economic and other conditions, as they exist on, and could be evaluated as of, August 15, 2001. Accordingly, although subsequent developments may affect our opinion, we do not assume any obligation to update, review or reaffirm our opinion.

We have also assumed, with your consent, that the Proposed Transaction will be consummated in accordance with the terms described in the Share Exchange Agreement, without any further amendments thereto, and without waiver by ECOS of any of the conditions to any obligations thereunder.

In connection with our services, we have previously received a retainer and will receive the balance of our fee for rendering this opinion. In addition, the Company has agreed to indemnify us for certain liabilities that may arise out of the rendering this opinion. This opinion is not intended to be and does not constitute a recommendation to any shareholder of the Company as to how such shareholder should vote, if required to, with respect to the Proposed Transaction.

Our opinion is for the use and benefit of the Board of Directors of ECOS and is rendered to the Board of Directors in connection with its consideration of the Proposed Transaction and may not be used by ECOS for any other purpose or reproduced, disseminated, quoted or referred to by ECOS at any time, in any manner or for any purpose, without the prior written consent of Capitalink, except that this opinion, may be reproduced in full in, and references to the opinion and to Capitalink and its relationship with ECOS may be included in any materials relating to the Proposed Transaction that ECOS files with the U.S. Securities and Exchange Commission and distributes to holders of ECOS common stock in connection with the Proposed Transaction.

Based upon and subject to the foregoing, it is our opinion that, as of the date of this letter, the consideration in the Proposed Transaction is fair, from a financial point of view, to the shareholders of ECOS.

Very truly yours,



CAPITALINK, L.C.

                                   APPENDIX D


                   AMENDMENT TO THE ARTICLES OF INCORPORATION


Article First of the Company's Articles of Incorporation shall be amended in its entirety to read as follows:

"The name of the Corporation is Third Millennium Telecommunications, Inc. hereinafter called the "Corporation""

The first paragraph of Article Fourth of the Company's Articles of Incorporation shall be deleted and replaced in its entirety with the following:

"The corporation is authorized to issue two classes of shares to be designated, respectively, "common stock" and "preferred stock". The total number of shares of common stock authorized to be issued shall be 75,000,000, $.24 par value per share, and the total number of shares of preferred stock authorized to be issued shall be 5,000,000, .001 par value per share". Each twenty (20) shares of the Common Stock issued and outstanding on the effective date of this amendment shall be and hereby are automatically converted without further action into one
(1) fully paid and nonassessable share of Common Stock; provided, however, that no fractional shares shall be issued pursuant to such conversion and each fractional share shall be rounded up to the next highest whole share. The "effective date of this amendment" is September __, 2001.

                                   APPENDIX E

                      SECTIONS 607.1301, 607.1302, 607.1320
                                     OF THE
                        FLORIDA BUSINESS CORPORATION ACT

607.1301  DISSENTERS' RIGHTS; DEFINITIONS.

The following definitions apply to ss. 607.1302 and 607.1320:

(1) "Corporation" means the issuer of the shares held by a dissenting shareholder before the corporate action or the surviving or acquiring corporation by merger or share exchange of that issuer.

(2) "Fair value," with respect to a dissenter's shares, means the value of the shares as of the close of business on the day prior to the shareholders' authorization date, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

(3) "Shareholders' authorization date" means the date on which the shareholders' vote authorizing the proposed action was taken, the date on which the corporation received written consents without a meeting from the requisite number of shareholders in order to authorize the action, or, in the case of a merger pursuant to ss. 607.1104, the day prior to the date on which a copy of the plan of merger was mailed to each shareholder of record of the subsidiary corporation.

607.1302  RIGHT OF SHAREHOLDERS TO DISSENT.

(1) Any shareholder of a corporation has the right to dissent from, and obtain payment of the fair value of his or her shares in the event of, any of the following corporate actions:

    (a) Consummation of a plan of merger to which the corporation is a party:

        1. If the shareholder is entitled to vote on the merger, or

        2. If the corporation is a subsidiary that is merged with its parent under ss. 607.1104, and the shareholders would have been entitled to vote on action taken, except for the applicability of ss. 607.1104;

    (b) Consummation of a sale or exchange of all, or substantially all, of the property of the corporation, other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange pursuant to ss. 607.1202, including a sale in dissolution but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within 1 year after the date of sale;

    (c) As provided in ss. 607.0902(11), the approval of a control-share acquisition;

    (d) Consummation of a plan of share exchange to which the corporation is a party as the corporation the shares of which will be acquired, if the shareholder is entitled to vote on the plan;

    (e) Any amendment of the articles of incorporation if the shareholder is entitled to vote on the amendment and if such amendment would adversely affect such shareholder by:

        1. Altering or abolishing any preemptive rights attached to any of his or her shares;

        2. Altering or abolishing the voting rights pertaining to any of his or her shares, except as such rights may be affected by the voting rights of new shares then being authorized of any existing or new class or series of shares;

        3. Effecting an exchange, cancellation, or reclassification of any of his or her shares, when such exchange, cancellation, or reclassification would alter or abolish the shareholder's voting rights or alter his or her percentage of equity in the corporation, or effecting a reduction or cancellation of accrued dividends or other arrearages in respect to such shares;

        4. Reducing the stated redemption price of any of the shareholder's redeemable shares, altering or abolishing any provision relating to any sinking fund for the redemption or purchase of any of his or her shares, or making any of his or her shares subject to redemption when they are not otherwise redeemable;

        5. Making noncumulative, in whole or in part, dividends of any of the shareholder's preferred shares which had theretofore been cumulative;

        6. Reducing the stated dividend preference of any of the shareholder's preferred shares; or

        7. Reducing any stated preferential amount payable on any of the shareholder's preferred shares upon voluntary or involuntary liquidation; or

    (f) Any corporate action taken, to the extent the articles of incorporation provide that a voting or nonvoting shareholder is entitled to dissent and obtain payment for his or her shares.

        (2) A shareholder dissenting from any amendment specified in paragraph
(1)(e) has the right to dissent only as to those of his or her shares which are adversely affected by the amendment.

        (3) A shareholder may dissent as to less than all the shares registered in his or her name. In that event, the shareholder's rights shall be determined as if the shares as to which he or she has dissented and his or her other shares were registered in the names of different shareholders.

        (4) Unless the articles of incorporation otherwise provide, this section does not apply with respect to a plan of merger or share exchange or a proposed sale or exchange of property, to the holders of shares of any class or series which, on the record date fixed to determine the shareholders entitled to vote at the meeting of shareholders at which such action is to be acted upon or to consent to any such action without a meeting, were either registered on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or held of record by not fewer than 2,000 shareholders.

        (5) A shareholder entitled to dissent and obtain payment for his or her shares under this section may not challenge the corporate action creating his or her entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

607.1320  PROCEDURE FOR EXERCISE OF DISSENTERS' RIGHTS.

(1) Procedure for exercise of dissenters' rights.

        (a) If a proposed corporate action creating dissenters' rights under ss.
607.1302 is submitted to a vote at a shareholders' meeting, the meeting notice shall state that shareholders are or may be entitled to assert dissenters' rights and be accompanied by a copy of ss. 607.1301, 607.1302, and 607.1320. A shareholder who wishes to assert dissenters' rights shall:

            1. Deliver to the corporation before the vote is taken written notice of the shareholder's intent to demand payment for his or her shares if the proposed action is effectuated, and

            2. Not vote his or her shares in favor of the proposed action. A proxy or vote against the proposed action does not constitute such a notice of intent to demand payment.

        (b) If proposed corporate action creating dissenters' rights under ss.
607.1302 is effectuated by written consent without a meeting, the corporation shall deliver a copy of ss. 607.1301, 607.1302, and 607.1320 to each shareholder simultaneously with any request for the shareholder's written consent or, if such a request is not made, within 10 days after the date the corporation received written consents without a meeting from the requisite number of shareholders necessary to authorize the action.

(2) Within 10 days after the shareholders' authorization date, the corporation shall give written notice of such authorization or consent or adoption of the plan of merger, as the case may be, to each shareholder who filed a notice of intent to demand payment for his or her shares pursuant to paragraph (1)(a) or, in the case of action authorized by written consent, to each shareholder, excepting any who voted for, or consented in writing to, the proposed action.

(3) Within 20 days after the giving of notice to him or her, any shareholder who elects to dissent shall file with the corporation a notice of such election, stating the shareholder's name and address, the number, classes, and series of shares as to which he or she dissents, and a demand for payment of the fair value of his or her shares. Any shareholder failing to file such election to dissent within the period set forth shall be bound by the terms of the proposed corporate action. Any shareholder filing an election to dissent shall deposit his or her certificates for certificated shares with the corporation simultaneously with the filing of the election to dissent. The corporation may restrict the transfer of uncertificated shares from the date the shareholder's election to dissent is filed with the corporation.

(4) Upon filing a notice of election to dissent, the shareholder shall thereafter be entitled only to payment as provided in this section and shall not be entitled to vote or to exercise any other rights of a shareholder. A notice of election may be withdrawn in writing by the shareholder at any time before an offer is made by the corporation, as provided in subsection (5), to pay for his or her shares. After such offer, no such notice of election may be withdrawn unless the corporation consents thereto. However, the right of such shareholder to be paid the fair value of his or her shares shall cease, and the shareholder shall be reinstated to have all his or her rights as a shareholder as of the filing of his or her notice of election, including any intervening preemptive rights and the right to payment of any intervening dividend or other distribution or, if any such rights have expired or any such dividend or distribution other than in cash has been completed, in lieu thereof, at the election of the corporation, the fair value thereof in cash as determined by the board as of the time of such expiration or completion, but without prejudice otherwise to any corporate proceedings that may have been taken in the interim, if:

        (a) Such demand is withdrawn as provided in this section;

        (b) The proposed corporate action is abandoned or rescinded or the shareholders revoke the authority to effect such action;

        (c) No demand or petition for the determination of fair value by a court has been made or filed within the time provided in this section; or

        (d) A court of competent jurisdiction determines that such shareholder is not entitled to the relief provided by this section.

(5) Within 10 days after the expiration of the period in which shareholders may file their notices of election to dissent, or within 10 days after such corporate action is effected, whichever is later (but in no case later than 90 days from the shareholders' authorization date), the corporation shall make a written offer to each dissenting shareholder who has made demand as provided in this section to pay an amount the corporation estimates to be the fair value for such shares. If the corporate action has not been consummated before the expiration of the 90-day period after the shareholders' authorization date, the offer may be made conditional upon the consummation of such action. Such notice and offer shall be accompanied by:

        (a) A balance sheet of the corporation, the shares of which the dissenting shareholder holds, as of the latest available date and not more than 12 months prior to the making of such offer; and

        (b) A profit and loss statement of such corporation for the 12-month period ended on the date of such balance sheet or, if the corporation was not in existence throughout such 12-month period, for the portion thereof during which it was in existence.

(6) If within 30 days after the making of such offer any shareholder accepts the same, payment for his or her shares shall be made within 90 days after the making of such offer or the consummation of the proposed action, whichever is later. Upon payment of the agreed value, the dissenting shareholder shall cease to have any interest in such shares.

(7) If the corporation fails to make such offer within the period specified therefor in subsection (5) or if it makes the offer and any dissenting shareholder or shareholders fail to accept the same within the period of 30 days thereafter, then the corporation, within 30 days after receipt of written demand from any dissenting shareholder given within 60 days after the date on which such corporate action was effected, shall, or at its election at any time within such period of 60 days may, file an action in any court of competent jurisdiction in the county in this state where the registered office of the corporation is located requesting that the fair value of such shares be determined. The court shall also determine whether each dissenting shareholder, as to whom the corporation requests the court to make such determination, is entitled to receive payment for his or her shares. If the corporation fails to institute the proceeding as herein provided, any dissenting shareholder may do so in the name of the corporation. All dissenting shareholders (whether or not residents of this state), other than shareholders who have agreed with the corporation as to the value of their shares, shall be made parties to the proceeding as an action against their shares. The corporation shall serve a copy of the initial pleading in such proceeding upon each dissenting shareholder who is a resident of this state in the manner provided by law for the service of a summons and complaint and upon each nonresident dissenting shareholder either by registered or certified mail and publication or in such other manner as is permitted by law. The jurisdiction of the court is plenary and exclusive. All

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shareholders who are proper parties to the proceeding are entitled to judgment against the corporation for the amount of the fair value of their shares. The court may, if it so elects, appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers shall have such power and authority as is specified in the order of their appointment or an amendment thereof. The corporation shall pay each dissenting shareholder the amount found to be due him or her within 10 days after final determination of the proceedings. Upon payment of the judgment, the dissenting shareholder shall cease to have any interest in such shares.

(8) The judgment may, at the discretion of the court, include a fair rate of interest, to be determined by the court.

(9) The costs and expenses of any such proceeding shall be determined by the court and shall be assessed against the corporation, but all or any part of such costs and expenses may be apportioned and assessed as the court deems equitable against any or all of the dissenting shareholders who are parties to the proceeding, to whom the corporation has made an offer to pay for the shares, if the court finds that the action of such shareholders in failing to accept such offer was arbitrary, vexatious, or not in good faith. Such expenses shall include reasonable compensation for, and reasonable expenses of, the appraisers, but shall exclude the fees and expenses of counsel for, and experts employed by, any party. If the fair value of the shares, as determined, materially exceeds the amount which the corporation offered to pay therefor or if no offer was made, the court in its discretion may award to any shareholder who is a party to the proceeding such sum as the court determines to be reasonable compensation to any attorney or expert employed by the shareholder in the proceeding.

(10) Shares acquired by a corporation pursuant to payment of the agreed value thereof or pursuant to payment of the judgment entered therefor, as provided in this section, may be held and disposed of by such corporation as authorized but unissued shares of the corporation, except that, in the case of a merger, they may be held and disposed of as the plan of merger otherwise provides. The shares of the surviving corporation into which the shares of such dissenting shareholders would have been converted had they assented to the merger shall have the status of authorized but unissued shares of the surviving corporation.




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